Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS AGREEMENT AND THE SCHEDULES HERETO MARKED BY *** HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Letter Agreement

Arcadia Biosciences, Inc./Bioceres, Inc.

On this 24th day of February, 2012 (“Effective Date”), the following

Letter Agreement (hereinafter “Letter Agreement”)

has been made between:

ArcadiaBiosciences, Inc., an Arizona corporation with offices at 202 Cousteau Place, Suite 200, Davis, CA 95618 USA (hereinafter “ARCADIA”),

and

Bioceres, Inc., a Delaware corporation and a wholly-owned subsidiary of Bioceres S.A., an Argentine corporation having its principal place of business at Ocampo 210 bis (CP2000), Rosario, Pcia de Santa Fe, Argentina (together hereinafter “BIOCERES”).

WHEREAS:

A.	ARCADIA owns or possesses substantial and confidential technical and business information relating to plant biotechnology, including, but not limited to, information and data regarding its research and development programs, business plans and strategies, and current and potential future customers and licensees (“Arcadia Information”).

B.	BIOCERES owns or possesses substantial and confidential technical, manufacturing, and business information relating to plant biotechnology, including, but not limited to, information and data regarding its research and development programs, business plans and strategies, and current and potential future customers and licensees (“Bioceres Information”).

C.	BIOCERES and ARCADIA desire to form a joint venture (“Verdeca LLC”) to research varieties of soybeans having modified traits produced or generated by means of genetic modification or mutagenesis of soybeans (the “Transaction”).

D.	This Letter Agreement is intended to set forth certain terms and conditions pursuant to which each of BIOCERES and ARCADIA would provide to Verdeca LLC certain services to support the Transaction, and the Parties would allocate Intellectual Property rights and licenses as reasonably necessary or useful for the execution of the Transaction.

E.	The Parties intend to enter into one or more definitive agreements to implement the terms in this Letter Agreement and the related agreements into which the Parties are entering as of the Effective Date.

NOW, THEREFORE, IN FULFILLMENT OF THE PREAMBLE STATEMENTS ABOVE, THE PARTIES HEREBY AGREE TO THE TERMS AND CONDITIONS CONTAINED IN THISLETTER AGREEMENT.

DEFINITIONS

In this Letter Agreement, the following definitions apply:

“Affiliate” means, in relation to a Party, any corporation or other entity which directly or indirectly:

(a) Controls;

(b) is Controlled by; or

(c) is under the common Control of the Controller of, such Party.

In this definition, “Control” (including its cognates such as “Controlling” or “Controls” or “Controller”) means in respect of any Person the ownership directly or through one or more intermediate entities of 50% or more of the voting shares in a company or, in respect of any other legal entity, ownership of 50% or more of the equity in the legal entity or the ability, directly or through one or more intermediate entities, to direct or cause the direction of the management and policies of such Person including without limitation the ability to select 50% or more of the board of directors of such Person (or functionally similar group). A group of Persons shall be deemed to Control another Person if (a) such group collectively has rights that if held by a single Person would constitute Control of such other Person hereunder; and (b) the Persons in such group have agreed to coordinate their behavior by contract with respect to the exercise of such rights.

“Asset” means real or personal property, but does not include Intellectual Property.

“Business” means the research, development, production and commercialization of Soybean Varieties, including GM and non-GM Soybean Varieties, suitable for commercialization throughout the world, all of which the Company shall undertake in accordance with the terms and conditions of this Letter Agreement pursuant to the Work Plan and related budget agreed upon by the Parties and the Company.

“Closing” means the completion of the Transaction, namely, execution of this Letter Agreement and the Current Related Documents in accordance with Section 3.2.

“Company” means Verdeca LLC, the Delaware limited liability company formed by ARCADIA prior to Closing, which will be jointly owned by the Parties in accordance with the provisions herein upon Closing.

“Confidential Information” shall have the meaning defined in the Confidentiality Agreement, and includes, without limitation, the Arcadia Information and the Bioceres Information.

“Confidentiality Agreement” means collectively, the Confidentiality and Nondisclosure Agreements between the Parties having effective dates of January 1, 2011 and January 1, 2012.

“Current Related Agreements” means the Limited Liability Company Agreement of Verdeca, LLC by and between Bioceres, Inc. and Arcadia Biosciences, Inc. dated as of the Effective Date (“Operating Agreement”), and the Funding Option and Stock Purchase Agreement between Bioceres SA. and Arcadia Biosciences, Inc. dated as of the Effective Date (the “SPA”).

“Future Related Agreements” means one or more agreements between the Parties entered into after the Effective Date to govern the terms and conditions set forth in this Letter Agreement.

“GM” means production of plant traits using genetic modification, and “non-GM” means production of plant traits using mutagenesis but not genetic modification.

“Intellectual Property” or “IP” means all Intellectual Property, including, but not limited to:

(a) patents, pending applications for patents, and rights to apply for patents in any part of the world;

(b) copyrights, design rights, Internet domain names, and database rights, whether registered or unregistered, and software;

(c) pending trademark and service mark applications, registered trademarks and service marks, registered designations of origin, unregistered trademarks and service marks, including common law trademarks and service marks, rights to trade dress and company names, and in each case with any and all associated goodwill;

(d) plant breeders’ rights, including all plant variety protection certificates, and any applications for plant breeders’ rights in any part of the world;

(e) trade secrets, including without limitation the following, to the extent kept confidential and having value derived from its confidentiality: information, inventions, improvements, processes, designs, formulae, industrial models, data, results, confidential technical and business information, manufacturing, engineering and technical drawings, and product specifications;

(f) reissues, substitutions, reexaminations, provisionals, non-provisionals, divisions, continuations, continuations-in-part, renewals, extensions and registrations or foreign counterparts of any of the foregoing; and

(g) rights to claim priority, reciprocity, or national treatment in the United States or any other country based on the foregoing.

“Members” means the owners of the Company, which, as initially contemplated by the Parties, will mean ARCADIA and BIOCERES.

“Party” means either BIOCERES or ARCADIA as a party to this Letter Agreement, and “Parties” means both of them.

“Person” means an individual, corporation, partnership, trust, limited liability company or other entity, including without limitation a governmental authority.

“Results” means the results of the research programs of the Company, including all data, analyses, GM and non-GM Soybean Varieties, seeds, germplasm and any other products and information developed in undertaking the Business and in performing under the Work Plan.

“Soybean” means soybean or soya bean (Glycine max).

“Soybean Varieties” means varieties of Soybeans having modified traits produced or generated by GM or non-GM means and developed, created, or otherwise acquired by or on behalf of the Company.

“Territory” means all countries and territories throughout the world.

“Third Party” means any entity that is not a Party or an Affiliate.

“Work Plan” means the research and development plan for the Company as established by the Parties at or shortly after Closing as set forth in Section 8.14 of the Operating Agreement, as updated from time to time in accordance with the Operating Agreement.

1	TRANSACTION.

Subject to conditions set forth herein, the Parties are establishing the Company pursuant to the Current Related Agreements in order to undertake Business activities in the Territory. Prior to May 31, 2012, the Parties shall enter into the Future Related Agreements setting forth the terms and conditions described in this Letter Agreement. If the Parties do not enter into the Future Related Agreements within such time period, and the Parties do not agree in writing to extend such time period to allow the Parties to enter into such Future Related Agreements, this Letter Agreement shall terminate and be of no further force or effect.

The Definitive Agreements shall include the following key terms:

1.1	Establishment of the Company; Purpose; Capitalization.

1.1.1	Establishment of Company. ARCADIA has established and formed Verdeca LLC. A copy of the Certificate of Formation of Verdeca LLC is attached hereto as Exhibit A.

1.1.2	Purpose of the Company. The main activities of the Company will be:

(a)	conducting the Business;

(b)	acquiring, through purchase, license, or otherwise, rights to genetic material relevant to Soybean Varieties and any other Assets and/or Intellectual Property as may be deemed necessary or useful to conduct the activities of the Company;

(c)	engaging in Business-related research and development activities, including, more specifically, creation, testing and development of GM and non-GM Soybean Varieties provided by BIOCERES, ARCADIA, and/or their respective Affiliates and/or Third Parties;

(d)	through or with Third Parties, commercializing the Soybean Varieties obtained, created or developed by the Company within the Territory.

1.1.3	Capitalization of Company.

(a)	Initial Capitalization. BIOCERES and ARCADIA will each contribute Ten Thousand Dollars (US$10,000) to the Company, which shall be paid in cash. The resulting Member interests in the Company at Closing will be Fifty Percent (50%) for ARCADIA and Fifty Percent (50%) for Bioceres, Inc., all as set forth in the Operating Agreement.

(b)	Additional Capital. As determined by the Management Committee (as defined in the Operating Agreement) or in accordance with the Work Plan then in effect, the Parties will work together to secure additional capital for the Company to conduct the Business, either through external sources, internal sources, contribution of goods and services, or a combination thereof, as provided in the Operating Agreement and any Future Related Agreement.

(c)	Arcadia Investment in Bioceres S.A. From the date of Closing until December 31, 2015, Bioceres S.A., in order to fund Bioceres Inc.’s provision of services to Verdeca LLC pursuant to an approved Work Plan, may elect, in its discretion, to sell to ARCADIA, and ARCADIA may invest, up to Five Million Dollars (US$5,000,000) to purchase equity shares of Bioceres S.A. pursuant to the SPA, a copy of which is attached as Exhibit B hereto. ARCADIA will have a put right with respect to those shares of Bioceres S.A. acquired by it in accordance with the Current Related Agreements and Future Related Agreements, which put right is assertable against Bioceres S.A. as set forth in the SPA. In addition, however, ARCADIA and Bioceres, Inc. will execute a Future Related Agreement that enables ARCADIA to assert such put right against Bioceres, Inc., with Bioceres S.A. as a guarantor of Bioceres Inc.’s payment obligation thereunder.

1.2	Technology Access; Intellectual Property Rights and Licenses.

1.2.1	IP Summary. The Parties have set forth in Exhibit C a summary of certain Intellectual Property rights and licenses that are necessary for the conduct of the Business and to enable each Party to continue to conduct its activities outside of the Business. The Parties will enter into Future Related Agreements governing such rights and licenses in accordance with the first paragraph of Section 1.

1.2.2	Research & Commercial License of Hahb-4 Technology in Wheat. Separately from the Transaction, pursuant to a license agreement between the Parties, BIOCERES will grant to ARCADIA an exclusive, worldwide (except for South America), sublicensable license to Intellectual Property controlled by BIOCERES that is reasonably necessary or useful to research and commercialize wheat containing the Hahb-4 genetic modification (“Modified Wheat”). ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

1.2.3	***

2.	COMPANY MANAGEMENT AND OPERATIONS.

2.1	Operating Agreement of the Company. The Company will be operated in accordance with the Operating Agreement executed by the Parties as Members, which is attached hereto as Exhibit D.

2.2	Staffing and Service Agreements.

2.2.2	Staffing. For at least the first twelve (12) months after Closing, the Parties intend for the Management Committee to oversee all operations of the Company, and that the Company will have no employees on its payroll. The Management Committee will determine staffing levels on an ongoing basis.

2.2.3	Services Agreements. For at least the first twelve (12) months after Closing, the Parties agree that all research, development, and regulatory activities to be performed under the Work Plan (which will be agreed upon in accordance with the Operating Agreement of the Company) shall be conducted by the Parties as in-kind contributions to the Company, except as otherwise provided in the Operating Agreement. Such activities shall be performed pursuant to a services agreement between each of the Parties and the Company, which services agreements shall be included in the Future Related Agreements.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	OTHER TERMS.

3.1	Other Standard Terms and Conditions.

The Future Related Agreements will include the substantive terms and conditions contemplated by this Letter Agreement (including without limitation the terms and conditions set forth in Exhibit C), as well as other terms and conditions typically contained in similar agreements governing similar activities, rights and obligations. Such additional terms and conditions will include, as applicable, provisions governing indemnification, limitations of liability, defense and enforcement of Intellectual Property and effects of termination.

3.2	Conditions of Closing.

While this Letter Agreement is binding as of the Effective Date, consummation of the Transaction by the Parties is subject to the satisfaction of various conditions, including:

(a)	each Party obtaining approval by its Board of Directors and/or other relevant corporate body(ies);

(b)	satisfactory compliance with applicable tax and legal requirements;

(c)	obtaining consent and/or approval of any required regulatory and/or government authority; and

(d)	the business of BIOCERES and ARCADIA having been carried on in the ordinary and usual course and the absence of any material adverse change in the financial condition, Assets or business and affairs or prospects of ARCADIA or BIOCERES from the date this Letter Agreement is signed through and including the date of Closing.

3.3	Binding Instrument.

Upon signature by both Parties hereto, this Letter Agreement shall be legally binding upon the Parties; provided, however, that to the extent the terms of the Current Related Agreements or the Future Related Agreements (once executed) contemplated herein are supplemental to, are inconsistent with, or otherwise conflict with the terms of this Letter Agreement, the terms of the Current Related Agreements and/or Future Related Agreements (as the case may be) shall govern.

3.4	Confidentiality.

The Parties agree that the Confidentiality Agreement shall apply to this Letter Agreement and any and all future relations between the Parties for the purpose as provided for in this Letter Agreement (including exercising their rights or performing their obligations hereunder).

3.5	Exclusive Dealing.

In consideration of the efforts and costs required to complete the Transaction, ARCADIA and BIOCERES will not, from the Effective Date until the termination of this Letter Agreement or, if earlier, the Parties’ execution of the Future Related Agreements, directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner knowingly encourage, discuss, accept, or consider any proposal of any other person relating to the Transaction or any other transaction of substantially similar scope and subject matter.

3.6	Notices.

Any notice, payment or other communication required or permitted to be given or made under the provisions of this Letter Agreement shall be first given via telephone, telecopy, facsimile or other electromechanical means where practicable and shall be deemed validly given or made when sent to one Party by the other by certified mail or upon confirmation of receipt, as the case may be, at the following addresses, which may be changed from time to time in writing.

To BIOCERES:
Bioceres S.A.
Edificio INDEAR, CCT-Rosario
Ocampo 210bis,
Rosario, Pcia de Santa Fe
ARGENTINA
Attn: Marcelo Carrique, President

To ARCADIA:
Arcadia Biosciences, Inc.
202 Cousteau Place,
Suite 200
Davis, CA 95618
USA
Attn: Eric Rey, President & CEO

with a copy to:
Arcadia Biosciences, Inc.
4222 E. Thomas Rd.
Suite 245
Phoenix, AZ85018
USA
Attn: Wendy Neal, Vice President & Chief Legal Officer

3.7	Amendment.

This Letter Agreement shall not be modified, altered or amended except in writing signed by both Parties.

3.8	Entire Agreement.

Except for the Confidentiality Agreement, this Letter Agreement, together with the Current Related Agreements and all exhibits attached hereto and thereto, supersedes all prior agreements, written or oral, heretofore existing between the Parties in connection with the Transaction described under this Letter Agreement and such prior agreements shall be of no force and effect All Exhibits, Schedules and/or other annexures to this Letter Agreement are hereby incorporated into this Letter Agreement by reference.

3.9	Costs and Expenses.

Each Party will pay its respective costs and expenses in connection with the negotiation, preparation, execution and implementation by each Party of the present Letter Agreement and of the final documentation and other arrangements contemplated under the present Letter Agreement (including due diligence works carried out by each Party).

3.10	Applicable Law; Dispute Resolution.

This Letter Agreement shall exclusively be governed and construed in accordance with the laws of the State of Delaware, USA, without regard to conflicts of laws principles. Any dispute, controversy or claim arising out of or in connection with this Letter Agreement, including any question regarding the validity, invalidity, breach or termination thereof, that the Parties are not able to resolve through negotiation, mediation, or other means of amicable settlement during a period of thirty (30) days following the date upon which one Party first notifies the other Party in writing of such dispute, controversy or claim, shall be referred to and finally resolved by arbitration in Delaware administered by the International Center for Dispute Resolution in accordance with its International Arbitration Rules, which rules are deemed to be incorporated by reference to this clause. Unless otherwise agreed by the Parties, the arbitration panel shall consist of three (3) arbitrators. One (1) arbitrator shall be appointed by BIOCERES, one (1) arbitrator shall be appointed by ARCADIA, and those two arbitrators shall jointly appoint the third arbitrator. The language of the arbitration shall be English. Notwithstanding the foregoing, any disputes regarding the inventorship, scope, enforceability or validity of Intellectual Property shall be submitted exclusively to a court of competent jurisdiction for resolution, and shall not be subject to the foregoing arbitration procedures.

3.11	Counterparts.

This Letter Agreement may be executed in up to three (3) counterparts, which taken together shall be deemed a single original document.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Letter Agreement to be executed by their duly authorized representatives.

BIOCERES, INC.		ARCADIA BIOSCIENCES, INC.

By:		By:

Name: Federico Trucco		Name: Eric J. Rey

Title: Chief Executive Officer		Title: President & Chief Executive Officer

Date:	24 Feb 2012	Date:	24 Feb 2012

BIOCERES S.A.

By:

Name: Marcelo Carrique

Title: President

Date:	24 Feb 2012

Exhibit A

Certificate of Formation of Verdeca LLC

Exhibit A

Certificate of Formation of Verdeca LLC

The first State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “VERDECA LLC”, FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF FEBRUARY, A.D. 2012, AT 3:43 O’CLOCK P.M.

Jeffrey W. Bullock, Secretary of State
5109653 8100	AUTHENTICATION: 9365269

120167765	DATE: 02–14–12
You may verify this certificate online at corp.delaware.gov/authver.shtml

The first State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “VERDECA LLC”, FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF FEBRUARY, A.D. 2012, AT 3:43 O’CLOCK P.M.

Jeffrey W. Bullock, Secretary of State
5109653 8100	AUTHENTICATION: 9365269

120167765	DATE: 02–14–12
You may verify this certificate online at corp.delaware.gov/authver.shtml

Exhibit B

Funding Option and Stock Purchase Agreement

FUNDING OPTION AND STOCK PURCHASE AGREEMENT

THIS FUNDING OPTION ANDSTOCK PURCHASE AGREEMENT (this “Agreement”) is made as of February 24, 2012 (the “Effective Date”), by and between Bioceres, S.A., a company having its principal place of business at Ocampo 210bis (CP2000) Rosario, Pcia de Santa Fe, Argentina (“Bioceres”), and Arcadia Biosciences, Inc., an Arizona corporation (the “Arcadia” and together with Bioceres, each a “Party” and together, the “Parties”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Operating Agreement (as defined below).

WHEREAS, concurrently herewith, Bioceres Inc., a subsidiary of Bioceres organized under the laws of Delaware (the “BUSA”), and Arcadia are entering into that certain Limited Liability Company Agreement of Verdeca, LLC, dated an even date herewith (the “Operating Agreement”), pursuant to which BUSA and Arcadia shall be Members (as defined in the Operating Agreement) of Verdeca, LLC, a limited liability company organized in the State of Delaware, United States of America (“Verdeca”).

WHEREAS, pursuant to the Operating Agreement of Verdeca, BUSA and Arcadia will establish an annual Work Plan (as defined therein), which will detail the services to be performed without consideration by each of BUSA and Arcadia for the benefit of Verdeca (the “Contributed Services”).

WHEREAS, in order to provide BUSA with the cash necessary for BUSA to perform its portion of the Contributed Services (the “BUSA Contributed Services”), Arcadia desires to offer to purchase uncertificated shares of common stock of Bioceres, par value one hundred pesos (ARS$100) (“Common Stock”), in accordance with the terms and conditions set forth herein.

WHEREAS, the Parties acknowledge that Arcadia may receive additional shares of Common Stock as consideration for services to Verdeca pursuant to one or more Paid-For Services Agreements (as defined in the Operating Agreement) to be entered into between Arcadia and Verdeca from time to time pursuant to the Operating Agreement and that the purchase and sale price terms, put and call rights, and general terms set forth herein shall apply to such additional shares of Common Stock, if any.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NOW, THEREFORE, the Parties hereto herby agree as follows:

1.            Funding Options.

1.1        Funding Option. Commencing on the Effective Date and ending on December 30, 2015 (the “Subscription Term”), if BUSA determines, in its discretion, that it requires additional cash for the purpose of funding BUSA’s performance of the BUSA Contributed Services, Bioceres may elect, in its sole discretion (a “Funding Option”), to sell to Arcadia, and subject to Arcadia’s rights of refusal set forth in Section 2, Arcadia shall purchase from Bioceres, shares of Common Stock with an aggregate purchase price in any one calendar year not to exceed the lesser of (i) the value attributed to the BUSA Contributed Services for that year by Verdeca pursuant to the Work Plan (the “BUSA Annual Services Amount”) and (ii) the following amounts in each of the following years (each an “Annual Commitment Amount”):

2012      USD $500,000

   2013      USD $1,300,000
   2014      USD $2,000,000
   2015      USD $1,200,000

1.2        Funding Option Notice. If Biocere selects to exercise a Funding Option, as soon as practicable, but in any case no less than forty-five (45) days prior to the Closing (as defined below), Bioceres shall provide written notice to Arcadia setting forth the price per share, the number of shares to be sold, the aggregate purchase price, and the method and date of payment, using a form of notice substantially similar to the notice attached hereto as Exhibit A (a “Funding Option Exercise Notice”).

1.3        Shares to be issued by Bioceres. Bioceres shall submit to its shareholders for approval increases in its capital stock sufficient to issue the Shares to Arcadia at each Closing. Bioceres shall offer its shareholders a right to purchase shares of its Common Stock at a price not to exceed the price offered to Arcadia or obtain a waiver of any preemptive subscription rights from the shareholders of Bioceres prior to the issuance of the Shares to Arcadia at each Closing.

2.           Discretion of Arcadia to Make Purchases.

2.1        Right to Refuse Purchase of Shares. Notwithstanding anything to the contrary in this Agreement, Arcadia has the option, exercisable at any time, to refuse to purchase Shares of Bioceres despite the delivery by Bioceres of a Funding Option Exercise Notice. Arcadia shall provide written notice of its election to not purchase Shares of Bioceres within fifteen (15) days of its receipt of the Funding Option Exercise Notice. If Arcadia refuses to purchase Shares of Bioceres pursuant to this Section 2.1, BUS A shall have the right to dissolve Verdeca in accordance with the terms of the Operating Agreement.

2.2        No Obligation to Purchase. Notwithstanding anything to the contrary in this Agreement, Arcadia has the option to refuse to purchase Shares of Bioceres despite the delivery by Bioceres of a Funding Option Exercise Notice if (i) Verdeca is no longer operating or is insolvent; (ii) the Management Committee or Members of Verdeca are unable or unwilling to timely approve an annual Work Plan; (iii) Verdeca has materially failed to meet technical and/or regulatory milestones under an agreed-upon Work Plan; (iv) Bioceres or BUSA is no longer operating or is insolvent: (v) Verdeca has received *** or more from third-party investors; or (vi) Arcadia owns less than *** of Verdeca. A refusal by Arcadia to purchase Shares of Bioceres pursuant to this Section 2.2 shall not give BUSA the right to dissolve Verdeca.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.           Purchase and Sale of Common Stock.

3.1        Sale and Issuance of Common Stock. On or prior to each Closing, Biocercs shall have authorized the sale and issuance to Arcadia of the number of shares of Common Stock set forth on the Funding Option Exercise Notice.

3.2        First Year Closing. Subject to the terms and conditions of this Agreement, during calendar year 2012 and on or prior to the date that is forty-five (45) days following delivery of a Funding Option Exercise Notice (a “First Year Closing”). Arcadia shall purchase and Bioceres shall sell and issue to Arcadia, the number of shares of Common Stock set forth on the Funding Option Exercise Notice (the aggregate number of shares purchased in 2012, the “First Year Shares) at a purchase price equal to *** per share (the “Initial Purchase Price”) or the New Purchase Price (as defined below), if any. The number of First Year Shares purchased and the price per share shall be set forth on Exhibit B.

3.3        Second Year Closing. Subject to the terms and conditions of this Agreement, during calendar year 2013 and on or prior to the date that is forty-five (45) days following delivery of a Funding Option Exercise Notice (a “Second Year Closing”), Arcadia shall purchase and Bioceres shall sell and issue to Arcadia, the number of shares of Common Stock set forth on the Funding Option Exercise Notice (the aggregate number of shares purchased in 2013, the “Second Year Shares”) at the Initial Purchase Price or the New Purchase Price, if any. The number of Second Year Shares purchased and the price per share shall be set forth on Exhibit B.

3.4        Third Year Closing. Subject to the terms and conditions of this Agreement, during calendar year 2014 and on or prior to the date that is forty-five (45) days following delivery of a Funding Option Exercise Notice (a “Third Year Closing”), Arcadia shall purchase and Bioceres shall sell and issue to Arcadia, the number of shares of Common Stock set forth on the Funding Option Exercise Notice (the aggregate number of shares purchased in 2014, the “Third Year Shares”) at the Initial Purchase Price or the New Purchase Price, if any. The number of Third Year Shares purchased and the price per share shall be set forth on Exhibit B.

3.5        Fourth Year Closing. Subject to the terms and conditions of this Agreement, during calendar year 2015 and on or prior to the date that is forty-five (45) days following delivery of a Funding Option Exercise Notice (a “Fourth Year Closing”), Arcadia shall purchase and Bioceres shall sell and issue to Arcadia, the number of shares of Common Stock set forth on the Funding Option Exercise Notice (the aggregate number of shares purchased in 2015, the “Fourth Year Shares”) at the Initial Purchase Price or the New Purchase Price, if any. The number of Fourth Year Shares purchased and the price per share shall be set forth on Exhibit B.

3.6        New Purchase Price. For purposes of Section 3.2 through 3.5, the “New Purchase Price” means the price per share paid in the then most recent Valuation Event (as defined below) prior to the applicable Closing, if any, or, if applicable, the Initial Price as recalculated pursuant to Section 4.1(b) hereof (the “New Purchase Price”); provided, however, that the New Purchase Price shall never be lower than *** per share.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.7         Closings. The Parties desire to have only one closing on the sale and purchase of the Shares per year during the Subscription Period; however, the Parties may mutually agree to hold more than one closing per year provided that the aggregate amount of Shares to be sold in any one calendar year shall not exceed the lesser of the BUSA Annual Contribution Amount and the Annual Commitment Amount for such year. Any First Year Closing, Second Year Closing, Third Year Closing or Fourth Year Closing shall be known individually as a “Closing” and all Closings shall be known collectively herein as the “Closings”.

3.8         Shares. As used herein “Shares” shall mean the First Year Shares, the Second Year Shares, the Third Year Shares and the Fourth Year Shares, as applicable.

3.9         Payment and Consideration for Shares. To the extent permitted by the Argentine Republic foreign exchange rules prevailing at the time the sale of Shares is made, payment for Shares shall be made by Arcadia by means of a transfer to a bank account of Bioceres in the United States of America. Bioceres shall use the proceeds of each sale of Shares solely and exclusively to cause BUSA to provide the BUSA Contributed Services, as set forth in the Work Plan for that calendar year.

3.10       Closing Deliveries. At each Closing (i) Arcadia shall deliver to Bioceres the purchase price for the Shares to be acquired by Arcadia by wire transfer to a bank account designated by Bioceres, (ii) Bioceres shall issue uncertificated shares evidencing the Shares and record and register such uncertificated shares in book-entry form, and (iii) Bioceres shall deliver to Arcadia a written instrument from the Bioceres syndicate certifying the registration of such uncertificated shares.

4.           Valuation Event.

4.1         Definition. As used herein “Valuation Event” shall mean the sale or issuance of any shares of Common Stock after the Effective Date to any person or any entity for a price per share less than the Initial Purchase Price; provided however, that the following issuances of Common Stock shall not constitute a Valuation Event:

(a)         The issuance of Common Stock upon the conversion of any outstanding Convertible Securities as of the Effective Date. “Convertible Securities” shall mean any preferred stock, bonds, debentures, notes or other evidences of indebtedness, and any options, warrants, purchase rights or any other securities convertible into, exercisable for, or exchangeable for Common Stock.

(b)         The issuance of Convertible Securities or shares of Common Stock issued or issuable or deemed issued by reason of a dividend, distribution, stock split, provided, however, that in such event, the Initial Price shall be recalculated to be equal to *** divided by the fully diluted capitalization of Bioceres immediately after such dividend, distribution, or stock split.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c)         The issuance of shares of Common Stock or Convertible Securities to lenders, financial institutions, equipment lessors, landlords, brokers or similar entities in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions, the terms of which are approved by the Board of Directors or the shareholders of Bioceres.

(d)         The issuance of Common Stock upon the exercise, conversion or exchange of Convertible Securities issued in accordance with this Section 4.1.

5.            Put and Call Rights.

5.1         Put Right. Subject to the limitations set forth in Section 5.2, Arcadia shall have the right to require Bioceres to repurchase any shares of Common Stock then owned by Arcadia (the “Put Right”) upon the occurrence of any of the following events (which are not mutually exclusive): (i) the dissolution of Verdeca (a “Dissolution”); (ii) any distribution to BUSA other than a Tax Distribution (as defined in the Operating Agreement) pursuant to the Operating Agreement (a “BUSA Distribution”); and (iii) Arcadia owing any royalty payment to Bioceres pursuant to a Future Related Agreement (as defined in that certain Letter Agreement executed between Arcadia, BUSA and Bioceres on even date herewith) (a “Royalty”).

5.2         Limitations on Number of Shares to be Put.

(a)         If Arcadia exercises its Put Right in connection with a Dissolution, then Arcadia can put to Bioceres up to the number of shares of Common Stock equal in value (as determined herein) to the amount of cash BUSA actually receives from Verdeca in connection with the Dissolution pursuant to the Operating Agreement, if any, net of any tax cost to BUSA and Bioceres relating to the receipt of such cash and its distribution to Bioceres.

(b)         If Arcadia exercises its Put Right in connection with a BUSA Distribution, then Arcadia can put to Bioceres up to the number of shares of Common Stock equal in value (as determined herein) to the amount that is *** of the cash actually received by BUSA in connection with such BUSA Distribution, if any, net of any tax cost to BUSA and Bioceres relating to the receipt of such cash and its distribution to Bioceres.

(c)         If Arcadia exercises its Put Right in connection with a Royalty, then Arcadia can put to Bioceres up to the number of shares of Common Stock equal in value (as determined herein) to the amount of the Royalty. Arcadia shall have a right of set-off with respect to such Royalty.

5.3         Call Right. At any time and from time to time, Bioceres shall have the right to require Arcadia to sell back any shares of Common Stock then owned by Arcadia (the “Call Right”).

5.4         Put and Call Right Notice. If either Party elects to exercise its Put Right or Call Right, the exercising Party shall provide written notice to the other Party setting forth the price per share, the number of shares of Common Stock to be sold or purchased, as applicable, the aggregate purchase price, and the method and date of payment, using a form of notice substantially similar to the notice attached hereto as Exhibit C (the “Put/Call Right Exercise Notice”).

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.5         Payment and Consideration for Put/Call Shares. On or prior to the date that is forty-five (45) days following delivery of the Put/Call Right Exercise Notice, Bioceres shall purchase and Arcadia shall sell the number of shares of Common Stock set forth on the Put/Call Right Exercise Notice (the “Put/Call Shares) at a purchase price per share equal to the purchase price previously paid by Arcadia for such Put/Call Shares plus an amount equal to a *** increase in the purchase price per share paid by Arcadia for such Put/Call Shares for each year that Arcadia held the Put/Call Shares (for purposes of clarity, the *** shall be simple interest, not compounded). Subject to the applicable foreign exchange control regulations, payment for the Put/Call Shares shall be made: (A) by Bioceres (or an affiliate thereof) by means of a transfer to a bank account of Arcadia in the United States of America, (B) by Arcadia pursuant to and to the extent of Arcadia’s right of set-off pursuant to or set forth in either (i) any Future Related Agreements, or (ii) the Operating Agreement, provided that payment by Verdeca on behalf of Bioceresas contemplated in clause (ii) does not qualify, at the time payment or set-off is expected to take place, as a “financial debt” subject to mandatory repatriation and withholding in Argentina (“encaje”). For the avoidance of doubt, it is not necessary for Bioceres’ payment for the Put/Call Shares to be made using cash BUSA actually receives from Verdeca in connection with the Dissolution or BUSA Distributions pursuant to the Operating Agreement; Bioceres may use any valid cash consideration to repurchase such shares.

5.6         BUSA Guaranty. BUSA hereby unconditionally guarantees to Arcadia the full and timely payment of Bioceres’ obligations pursuant to the Put Right (the “Obligations”). BUSA hereby agrees that its obligations hereunder shall constitute a guarantee of performance and payment and not of collection and shall be unconditional, irrespective of the validity, regularity or enforceability against Bioceres of this Agreement, the absence of any action to enforce the same, any waiver or consent by Bioceres with respect to any provisions hereof, the recovery of any judgment against Bioceres or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Arcadia may enforce this guaranty against BUSA directly, and at any time, to the maximum extent permitted by applicable law, without enforcing or exhausting any right or remedy against Bioceres. Notwithstanding anything to the contrary contained herein, the parties agree that the law of the state of Delaware shall govern the interpretation and enforcement of this Section 5.6.

6.            Representations and Warranties of Bioceres. Bioceres hereby represents and warrants to Arcadia that, except as set forth on the Schedule of Exceptions attached hereto as Exhibit D, if any, which exceptions shall be deemed to be representations and warranties as if made hereunder:

6.1         Organization, Good Standing and Qualification. Bioceres is a corporation duly organized, validly existing and in good standing under the laws of the Argentine Republic and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

6.2         Authorization. All corporate action on the part of Bioceres, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of Bioceres hereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement when executed and delivered by Bioceres, shall constitute a valid and legally binding obligation of Bioceres, enforceable against Bioceres in accordance with their respective terms except: (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.3         Capitalization. The authorized capital of Bioceres consists of 240,011 shares of Common Stock, of which 240,011 shares are issued and outstanding. Bioceres has no Convertible Securities issued or outstanding.

6.4         Valid Issuance of Shares. The Shares that are being issued to Arcadia hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement, the Operating Agreement, applicable United States federal and state securities laws and applicable securities laws of the Argentine Republic. Based in part upon the representations of Arcadia in this Agreement, the Shares will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in compliance with registration or qualification provisions of the Securities Act and all applicable state securities laws and applicable securities laws of the Argentine Republic or pursuant to valid exemptions therefrom.

6.5         Governmental Consents and Filings. Assuming the accuracy of the representations made by Arcadia in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any United States federal, state or local governmental authority or any governmental authority of the Argentine Republic on the part of Bioceres is required in connection with the offer, sale or issuance of the Shares or the consummation of any other transactions contemplated by this Agreement, except for such filings as may be required under applicable securities laws.

6.6         Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any agreement entered into or action taken by Bioceres, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

7.            Investment Representations. In connection with the purchase of the Shares, Arcadia represents to Bioceres at each Closing the following:

7.1         Authorization. Arcadia has full power and authority to enter into this Agreement and, when executed and delivered by Arcadia, will constitute valid and legally binding obligation of Arcadia, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.2         Purchase Entirely for Own Account. This Agreement is made with Arcadia in reliance upon Arcadia’s representation to Bioceres, which by Arcadia’s execution of this Agreement Arcadia hereby confirms, that the Shares to be acquired by Arcadia will be acquired for investment for Arcadia’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act or applicable securities laws of the Argentine Republic, and that Arcadia has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act or applicable securities laws of the Argentine Republic. By executing this Agreement, Arcadia further represents that Arcadia does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. Arcadia has not been formed for the specific purpose of acquiring the Shares.

7.3         Disclosure of Information. Arcadia believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Arcadia further represents that it has had an opportunity to discuss Bioceres’s business, management, financial affairs and the terms and conditions of the offering of the Shares with Bioceres’s management. The foregoing, however, does not limit or modify the representations and warranties of Bioceres set forth in Section 6 of this Agreement or the right of Arcadia to rely thereon.

7.4         Restricted Securities. Arcadia understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Arcadia’s representations as expressed herein. Arcadia understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and similar laws in the Argentine Republic and that, pursuant to these laws, Arcadia must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Arcadia acknowledges that Bioceres has no obligation to register or qualify the Shares for resale. Arcadia further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to Bioceres which are outside of Arcadia’s control, and which Bioceres is under no obligation and may not be able to satisfy. In this connection, Arcadia represents that it is familiar with the provisions of Rule 144 promulgated under the Securities Act and similar applicable securities laws of the Argentine Republic, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act and such applicable securities laws of the Argentine Republic.

7.5         No Public Market. Arcadia understands that no public market now exists for any of the securities issued by Bioceres, and that Bioceres has made no assurances that a public market will ever exist for the Shares.

7.6         Legends. Arcadia understands that the Shares and any securities issued in respect of or exchange for the Shares may bear one or all of the following legends:

(a)          “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

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(b)         Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

7.7         Tax Advisors. Arcadia has reviewed with its own tax advisors the U.S. federal, state, local, Argentinean and other foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, Arcadia relies solely on such advisors and not on any statements or representations of Bioceres or any of its agents, written or oral. Arcadia understands that it (and not Bioceres) shall be responsible for its own tax liability that may arise as a result of this investment.

7.8         Residence. Arcadia resides or has its principal office location and made its decision to purchase the Shares in the state of California.

8.            Conditions of Arcadia’s Obligations at each Closing. The obligations of Arcadia to purchase the Shares at each Closing is subject to the fulfillment on or before such Closing of each of the following conditions, unless waived by Arcadia:

8.1         Approved Work Plan. Verdeca is operating under a Work Plan approved by the Management Committee and the Members and a BUSA Service Contribution is due.

8.2         Funding Option Exercise Notice. Bioceres has delivered a Funding Option Exercise Notice at least forty-five (45) days prior to the Closing.

8.3         Representations and Warranties. The representations and warranties of Bioceres contained in Section 6 (as modified by the disclosures on the Schedule of Exceptions from time to time) shall be true and correct on and as of the Closing in all material respects, with the same effect as though such representations and warranties had been made on and as of the Closing.

8.4         Performance. Bioceres shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing unless otherwise waived.

8.5         Consents and Waivers. Bioceres shall have obtained any and all consents and waivers from third parties necessary for consummation of the transactions contemplated by this Agreement as of the Closing.

8.6         Qualifications. All authorizations, approvals or permits of any governmental authority or regulatory body of the Argentine Republic, of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement at the Closing shall be obtained and effective as of the Closing, except for permits and qualifications (including Blue Sky law and those of the Argentine Republic) that may be properly obtained after the Closing.

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8.7         Tax Identification. Arcadia has been provided with a copy of Bioceres’ tax identification record, with the reference “Offer #Bioceres-1-2011,” executed by a duly authorized attorney in fact of Bioceres or its legal representative.

8.8         Closing Deliverables. Bioceres shall have delivered to counsel to Arcadia a “Compliance Certificate”, in substantially the form attached hereto as Exhibit E, signed by the President of Bioceres certifying that the conditions specified in Sections 8.3 and 8.4 have been fulfilled and that Bioceres is currently conducting its business and has not become insolvent.

8.9         Updating the Schedule of Exceptions. Bioceres shall be entitled to submit to Arcadia, from time to time between the Effective Date and any Closing, written updates to the Schedule of Exceptions disclosing any events or developments that occurred or any information learned since the Effective Date; provided, however, that such supplements or updates to the Disclosure Schedule will not be deemed to amend or otherwise modify the Disclosure Schedules delivered on the Effective Date or the representations and warranties of Bioceres contained herein; provided, further, that the delivery of any supplement pursuant to this Section 8.9 shall not limit or otherwise affect the remedies available hereunder to Arcadia.

9.          Conditions of Bioceres’ Obligations at each Closing. The obligations of Bioceres to sell the Shares at each Closing is subject to the fulfillment on or before such Closing of each of the following conditions, unless waived by Bioceres:

9.1        Representations and Warranties. The representations and warranties of Aicadia contained in Section 7shall be true and correct on and as of the Closing in all material respects.

9.2        Performance. Arcadia shall have performed and complied in all material respects with covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing unless otherwise waived.

9.3        Consents and Waivers. Arcadia shall have obtained any and all consents and waivers from shareholders necessary for consummation of the transactions contemplated by this Agreement.

9.4        Qualifications. All authorizations, approvals or permits, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement at the Closing shall be obtained and effective as of the date of such Closing, except for Blue Sky law permits and qualifications that may be properly obtained after the Closing.

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10.          Tax Matters.

10.1        Definitions.

(a)          “Code” shall mean the Internal Revenue Code of 1986, as amended.

(b)         “Specified Entity” means either:

(1)         a “controlled foreign corporation” (within the meaning of Code §957);

(2)         a “passive foreign investment company” (within the meaning of Code §1297), or

(3)         any other entity (x) any portion of the income of which is or may be required to be included in the income of Arcadia, whether directly or indirectly, and whether as an allocable share, deemed distribution, dividend, sale proceeds, or otherwise, for United States federal income tax purposes, whether or not there is a distribution, dividend, payment to Arcadia, or (y) if the ownership interest of such entity were actually disposed by or to deemed to have been disposed by, any amount of the actual or deemed disposition proceeds or amount realized for United States federal income tax purposes, received by or attributed to Arcadia, would be characterized for United States federal income tax purposes as income or gain from other than the disposition of a capital asset.

10.2        Representations.

(a)         Bioceres is an entity classified for U.S. Federal income tax purposes as a “corporation” (within the meaning of Code §7701(a)(3)) taxable as an association.

(b)         Bioceres is not, and has not at any time been, classified as a Specified Entity.

10.3        Covenants.

(a)         General Status For U.S. Tax Purposes. For so long as Arcadia owns shares of stock in Bioceres, Bioceres shall not, without the prior written consent of Arcadia (i) cause Bioceres’ status as a “corporation” (within the meaning of Code Section 7701(a)(3)) taxable as an association for United States federal income tax purposes to be revised or otherwise modified; (ii) issue, redeem, or permit or otherwise acknowledge the transfer of shares of Bioceres if such issuance, redemption, or transfer would cause Bioceres to be classified as a Specified Entity; or (iii) do any act that would cause Bioceres to be classified as a Specified Entity.

(b)         Covenants Regarding Payments to Arcadia.

(1)         For so long as Arcadia owns shares of stock in Bioceres, if, for whatever reason, Bioceres is or becomes classified as a Specified Entity, then Bioceres shall distribute to Arcadia, each taxable year, in United States dollars, an amount which, after taking into consideration any non-U.S. withholding and non-U.S. taxes, shall be sufficient to satisfy *** of the United States federal and state and local tax liabilities of Arcadia (or its affiliates, if applicable) arising as a result Bioceres’ status as a Specified Entity for such tax year (or portion thereof).

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(2)         For so long as Arcadia owns shares of stock in Bioceres, if, for whatever reason, Bioceres is or becomes classified as a Specified Entity, and if such Specified Entity is the type that, the disposition by Arcadia of such Specified Entity’s stock gives rise to income or gain other than from the disposition of a capital asset in whole or in part, then Bioceres shall pay to Arcadia, in United States dollars, an amount which, after taking into consideration any non-U.S. withholding and non-U.S. taxes, is equal to *** of the excess of (i) the taxes payable by Arcadia (or its affiliates, if applicable) in connection with the sale of shares of stock of Bioceres (and the receipt of any payment contemplated herein), over (ii) the taxes that would be payable by Arcadia (or its affiliates, if applicable) in connection with the sale of shares of stock of Bioceres if Bioceres were a U.S. domestic corporation.

(3)         For purposes of this subsection (b), Arcadia shall be deemed to pay taxes at the maximum effective tax rate applicable to U.S. domestic corporations located in the state of Arizona.

(4)         Bioceres shall pay the amounts set forth under this Section within thirty (30) days after Arcadia’s written request therefore. In addition, Bioceres shall pay Arcadia an additional amount which (after deduction for all taxes incurred by reason of the payment or receipt of such additional amount) will be sufficient to yield to Arcadia the full amount of the payment required under this Section that would have been received by Arcadia had no U.S. or non-U.S. tax or withholding been applied or exacted with respect to such payment.

10.4         Provision of Information. Bioceres covenants to provide, upon written request of Arcadia, such information as Bioceres may commercially reasonably provide and as is reasonably required for Arcadia to compute any tax it may owe with respect to its ownership of any shares of Common Stock held by Arcadia.

10.5         Survival. To the extent the payment obligations set forth in this Section are not fully discharged, such obligations shall survive the date of this Agreement and shall survive the subsequent termination of the status of Arcadia as a shareholder of Bioceres. In addition, notwithstanding anything in this Agreement to the contrary, Bioceres agrees to indemnify, defend, and hold harmless Arcadia (including its members and partners, if applicable) from and against any tax liability resulting from the operation of this Section, up to *** of said tax liability.

11.          General Provisions.

11.1         Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereto shall be governed by the laws of the Argentine Republic, without giving effect to principles of conflicts of law.

11.2         Breach. In case of breach, the non-defaulting Party may only request performance of the relevant obligation and any damages resulting from the breach, but it shall in no case and under no circumstance be authorized to request its termination or revocation and/or any other legal measure seeking to terminate this Agreement.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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11.3         Dispute Resolution. Any dispute, conflict or claim arising from or in connection with this Agreement, including any matter involving its validity, invalidity, breach or termination, which the Parties cannot resolve by negotiations, mediation or by any other amicable dispute resolution method shall be referred to arbitration by the International Dispute Resolution Center in accordance with the International Arbitration Rules, which shall deemed incorporated herein by this reference. Unless otherwise agreed by the Parties, the arbitration tribunal shall consist of three (3) arbitrators. The Company shall appoint one (1) arbitrator, Arcadia shall appoint one (1) arbitrator and the two arbitrators so appointed will appoint the third arbitrator. The arbitration procedure shall be conducted in the English language.

11.4         Entire Agreement. This Agreement and the Operating Agreement set forth the entire agreement between the Parties with respect to the sale of Shares by Bioceres to Arcadia and the purchase of Shares by Arcadia and merges all prior discussions between them.

11.5         Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by confirmed electronic mail or confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day (as defined below); (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications to Bioceres shall be sent to:

Bioceres S.A.
Edificio INDEAR, CCT-Rosario
Ocampo 210bis,
Rosario, Pcia de Santa Fe
ARGENTINA
Attn: Federico Trucco, CEO

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
140 Scott Drive
Menlo Park, California 94025
Attn: Alan C. Mendelson
Facsimile: (650) 463-2600

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All communications to Arcadia shall be sent to:

Arcadia Biosciences, Inc.
202 Cousteau Place,
Suite 200
Davis, CA 95618
USA
Attn: Eric Rey, President & CEO

with a copy (which shall not constitute notice) to:

Arcadia Biosciences, Inc.
4222 E. Thomas Rd.
Suite 245
Phoenix, AZ 85018
USA
Attn: Wendy Neal, Vice President & Chief Legal Officer

11.6         Third Party Beneficiary; Successors and Assigns. BUSA is an intended third party beneficiary of this Agreement. The rights and obligations of a Party hereto under this Agreement may only be transferred or assigned with the prior written consent of the other Party and any purported transfer otherwise shall be null and void.

11.7         Amendment; Enforcement of Rights. No modification of or amendment to this Agreement nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the Parties. Either Party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that Party thereafter from enforcing each and every other provision of this Agreement. The rights granted both Parties herein are cumulative and shall not constitute a waiver of either Party’s right to assert all other legal remedies available to it under the circumstances.

11.8         Taxes. Any stock transfer taxes or similar taxes incurred in connection with this Agreement shall be borne by Arcadia.

11.9         Cooperation. Arcadia agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

11.10       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

11.11       Electronic and Facsimile Signatures. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any Party who delivers such a signature page agrees to later deliver an original counterpart to the other Party if so requested.

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11.12       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

11.13       Confidentiality. Each Party hereto agrees that, except with the prior written permission of the other Parties, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other Parties to which such Party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Shares purchased hereunder. The provisions of this Section 11.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the Parties hereto with respect to the transactions contemplated hereby.

11.14       Business Days. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified and shall be counted from the day immediately following the date from which such number of days are to be counted. “Business Day” shall mean any day other than (i) a Saturday or a Sunday or (ii) other day on which banks are not required to be open or are authorized to close in Buenos Aires, Argentina or New York, New York.

11.15       Dollar. Whenever this Agreement refers to “Dollar” or “$,” this shall mean U.S. dollars.

11.16       Acknowledgement. Arcadia has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

11.17       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first set forth above.

FOR COMPANY:		FOR ARCADIA:

BIOCERES S.A.		ARCADIA BIOSCIENCES, INC.
an Argentine Republic corporation		an Arizona corporation

By:		By:
Name:	Marcelo CARRIQUE	Name:	Eric J. REY
Title:	President	Title:	President & CEO
Address:	Ocampo 210 Bis, Predio CCT	Address:	202 Cousteau Place, Suite 200
	Rosario, Santa Fe, Argentina, 2000		Davis, California 95618 USA

FOR BUSA (FOR SECTION 5.6):

BIOCERES INC.
a Delaware corporation

By:
Name:	Federico TRUCCO
Title:	CEO
Address:	Ocampo 210 Bis, Predio CCT
Rosario, Santa Fe, Argentina, 2000

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Exhibit A

Funding Option Exercise Notice

To:	Arcadia Biosciences, Inc.	Date:
202 Cousteau Place, Suite 200
Davis, CA 95618 USA
Attn: Eric Rey, President & CEO

Reference is made to that certain Funding Option and Stock Purchase Agreement (the “Agreement”), dated February 24, 2012, by and between Bioceres, S.A., an Argentine Republic corporation (“Bioceres”), and Arcadia Biosciences, Inc., an Arizona corporation (“Arcadia”). Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed thereto in the Agreement.

Pursuant to Section 1.2 of the Agreement, Bioceres hereby elects to exercise its Funding Option to request that Arcadia purchase from Bioceres                      shares of Common Stock at                     price per share in accordance with the terms and provisions of the Agreement. With respect to the purchase price per share set forth herein, Bioceres hereby represents and warrants to Arcadia that as of the Closing no Valuation Event has occurred or is reasonably expected to occur except such Valuation Events that Bioceres has previously disclosed in writing to Arcadia, and, in accordance with Section 3.6 of the Agreement, that have been factored into the purchase price set forth in this Funding Option Exercise Notice.

Subject to Arcadia’s option to refuse to purchase the Shares requested in this Funding Option Exercise Notice as set forth in Section 2.1 of the Agreement, this Closing shall occur on or prior to                     , forty-five (45) days from the date of this Funding Option Exercise Notice (the “Funding Date”). Payment of the aggregate purchase price of US$                     shall be tendered by Arcadia to Bioceres no later than 2:00 p.m., New York City time, on the Funding Date, by a wire transfer of immediately available funds to the following bank account information:

To:
ABA:
Account Name:
Account Number:
Attention:
Reference:

BIOCERES S.A.
an Argentine Republic corporation

By:
Name:	Marcelo CARRIQUE
Title:	President

Exhibit B

Terms of Purchases of Shares

Funding Option Exercise Notice

To:	Arcadia Biosciences, Inc.	Date: October 1st, 2012
202 Cousteau Place
Davis, CA 95618 USA
Attn: Eric Rey, President & CEO

Reference is made to that certain Funding Option and Stock Purchase Agreement (the “Agreement”), dated February 24, 2012, by and between Bioceres S.A., an Argentine Republic corporation (“Bioceres”), and Arcadia Biosciences, Inc., an Arizona corporation (“Arcadia”). Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed thereto in the Agreement.

Pursuant to Section 1.2 of the Agreement, Bioceres hereby elects to exercise its Funding Option to request that Arcadia purchase from Bioceres Sixty Hundred Thirty Two (632) shares of Common Stock at *** price per share in accordance with the terms and provisions of the Agreement. With respect to the purchase price per share set for herein, Bioceres hereby represents and warrants to Arcadia that as of the Closing no Valuation Event has occurred or is reasonably expected to occur except such Valuation Event that Bioceres has previously disclosed in writing to Arcadia, and in accordance with Section 3.6 of the Agreement, that have been factored into the purchase price set forth in this Funding Option Exercise Notice.

Subject to Arcadia’s option to refuse to purchase the Shares requested in this Funding Option Exercise Notice as set forth in Section 2.1 of the Agreement, this Closing shall occur on or prior to November 15, 2012, forty-five (45) days from the date of this Funding Option Exercise Notice (the “Funding Date”). Payment of the aggregate purchase price of *** shall be tendered by Arcadia to Bioceres no later than 2.00 p.m., New York City time, on the Funding Date, by a wire transfer of immediately available funds to the following bank account information:

To: HSBC Bank USA
SWIFT: MRMDUS33
Account Name: Bioceres S.A.
Account Number: 048351652
Attention: Gimbatti, Federico (federico.gimbatti@bioceres.com.ar)
Reference: Funding Option Exercise

BIOCERES S.A.
an Argentine Republic corporation

By:
Name: Marcelo CARRIQUE
Title: President

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C

Put/Call Right Exercise Notice

To:.	Arcadia Biosciences, Inc.	Date:
202 Cousteau Place
Suite 200
Davis, CA 95618
Attn: Eric Rey, President & CEO

Reference is made to that certain Funding Option and Stock Purchase Agreement (the “Agreement”), dated February 24, 2012, by and between Bioceres, S.A., an Argentine Republic corporation (“Bioceres”), and Arcadia Biosciences, Inc., an Arizona corporation (“Arcadia”). Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed thereto in the Agreement.

Pursuant to Section 5.4 of the Agreement, Bioceres hereby elects to exercise its Call Right to require that Arcadia sell to Bioceres                      shares of Common Stock at                      price per share in accordance with the terms and provisions of the Agreement.

The sale of Common Stock pursuant to this Put/Call Right Exercise Notice shall occur on or prior to                     , forty-five (45) days from the date of this Put/Call Right Exercise Notice (the “Closing Date”). Payment of the aggregate purchase price of $                     shall be [[tendered by Bioceres to Arcadia] OR [tendered by Verdeca pursuant to and to the extent of Arcadia’s right of set-off set forth in the Operating Agreement] no later than 2:00 p.m., New York City time, on the Closing Date, by a wire transfer of immediately available funds to the following bank account information:

To:
ABA:
Account Name:
Account Number:
Attention:
Reference:

] OR [offset by amounts owed by Arcadia to Bioceres pursuant to any Future Related Agreements].

BIOCERES S.A.
an Argentine Republic corporation

By:
Name:	Marcelo CARRIQUE
Title:	President

Exhibit D

Schedule of Exceptions

Set forth below are exceptions to the representations and warranties of Bioceres S.A., a Argentine Republic corporation (the “Company”) made in Section 6 of the Funding Option and Stock Purchase Agreement, dated as of [                    ], by and among Bioceres and Arcadia thereto (the “Agreement”). The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreement; however, any information disclosed under any section number of this Schedule of Exceptions shall be deemed to be disclosed and incorporated into any other section number of this Schedule of Exceptions to the extent it is reasonably apparent on the face of the disclosure that such information is relevant to such other section of this Schedule of Exceptions, and the section headings used below are for convenience only.

Capitalized terms herein shall have the same meaning given them in the Agreement, unless specifically indicated otherwise. Where terms of a contract or other disclosure items have been summarized or described in this Schedule of Exceptions, such summary or description does not purport to be a complete statement of the material terms of such contract or other item. Nothing in this Schedule of Exceptions is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant. Inclusion of any item in this Schedule of Exceptions (1) does not represent a determination that such item is material or establish a standard of materiality, (2) does not represent a determination that such item did not arise in the ordinary course of business and (3) shall not constitute, or be deemed to be, an admission to any third party concerning such item.

Exhibit E

OFFICER’S CERTIFICATE
OF
BIOCERES, S.A.

                    __          ___ ______, 2012

Reference is made to that certain Funding Option and Stock Purchase Agreement (the “Agreement”), dated February 24, 2012, by and between Bioceres, S.A., an Argentine Republic corporation (“Bioceres”), and Arcadia Biosciences, Inc., an Arizona corporation. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the Agreement.

The undersigned,                    , hereby certifies for and on behalf of Bioceres in his/her capacity as President of Bioceres that:

1.          The representations and warranties of Bioceres contained in Section 6 of the Agreement (as modified by the disclosures on the Schedule of Exceptions) are true and correct in all respects as of the Closing.

2.          Bioceres has performed and complied with all covenants, agreements, obligations and conditions contained in the Agreement that are required to be performed or complied with by Bioceres on or before the Closing.

3.          Bioceres is currently conducting its business and has not become insolvent as of the date of the Closing.

BIOCERES S.A.
an Argentine Republic corporation

By:
Name:
Title:

Exhibit C

IP Outline

Summary of IP-Related Transfers and Licenses

Parties referenced in this Exhibit C:

Bioceres S.A. = Bioceres S.A., Argentinian corporation

LLC = Verdeca LLC, the LLC formed by Arcadia and Bioceres Inc.

Bioceres Inc. = Bioceres DE corporation, a subsidiary of Bioceres S.A.

Arcadia = Arcadia Biosciences Inc.

Defined Terms (solely applicable to this Exhibit C; provided that capitalized terms not defined in this Exhibit C shall have the meaning provided in the letter agreement to which this Exhibit C is attached (the “Letter Agreement”)):

Existing Modified Trait: A Modified Trait that is the subject of the Work Plan and related budget (as defined in the Operating Agreement).

Field: The research, development, production and commercialization of Soybean Varieties. For clarity, the Field shall exclude the research, development, production and commercialization of (i) Soybean Varieties having Modified Traits produced or generated other than by means of genetic modification or mutagenesis of Soybeans conducted by or on behalf of the LLC, (ii) Soybeans that do not have Modified Traits, and (iii) Soybeans that have only the Modified Traits licensed to Bioceres from a third party designated *** (which are the subject of activities being conducted by Bioceres as of the Effective Date), such exclusions in (i) through (iii) extending but not limited to currently existing germplasm owned or controlled by Bioceres.

Future Modified Trait: A Modified Trait that is not the subject of the Work Plan and related budget (as defined in the Operating Agreement).

Modified Trait: A biochemical, physiological or physical attribute or target phenotype of a plant (e.g., drought resistance, water stress tolerance, herbicide resistance), which attribute is produced or generated by means of genetic modification or mutagenesis of the relevant plant.

Services Agreement: An agreement between Bioceres S.A., the LLC, and Arcadia pursuant to which each Party provides services to support the activities of the LLC during the term of the LLC.

Soybean: Soybean or soya bean (Glycine max).

Soybean Varieties: Varieties of Soybeans having Modified Traits produced or generated by means of genetic modification or mutagenesis of Soybeans conducted by or on behalf of the LLC, including without limitation pursuant to the Services Agreement.

Territory: Worldwide.

Wheat: Wheat (Triticumspp.).

Wheat Varieties: All varieties, whether or not genetically modified, of Wheat.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Wheat Field: The research, development, production and commercialization of Wheat or Wheat Varieties.

License to LLC:

Pursuant to a license agreement, each of Bioceres S.A. and its affiliates, on the one hand, and Arcadia and its affiliates, on the other hand, will grant to the LLC a royalty-bearing license (or sublicense, as the case may be) in the Territory under all Intellectual Property rights that:

(i) claim or disclose claimable Existing Modified Traits useful in the Field, including without limitation methods and compositions useful to produce or generate Existing Modified Traits in Soybeans to produce Soybean Varieties; and

(ii) are owned or controlled by such Party or its affiliates as of the effective date of the LLC or, subject to the paragraph entitled “Third Party Technology” below, during the term of the Agreement (other than Intellectual Property rights licensed to such Party or its affiliates by the LLC as set forth below);

in each of (i) and (ii), to research, develop, make, use, sell, offer for sale and import Soybean Varieties that have Existing Modified Traits

(Intellectual Property rights that are described in (i) and (ii), the “Parties’ Existing Trait IP”).

Such license under the Parties’ Existing Trait IP will be exclusive as to the granting Party. For clarity, where such Party itself does not possess the right to grant exclusive rights to the LLC, such license would be nonexclusive, but the granting Party would not retain the right to practice such Intellectual Property rights within the scope of such license (subject to retention of rights to use such Existing Trait IP in the Field solely for research purposes), except to the extent a license is granted back to it by the LLC.

Additionally, pursuant to a license agreement, each of Bioceres S.A. and its affiliates, on the one hand, and Arcadia and its affiliates, on the other hand, would grant to the LLC a nonexclusive, royalty-bearing license (or sublicense, as the case may be) in the Territory under all Intellectual Property rights that:

(i) claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field in connection with Existing Modified Traits;

(ii) are owned or controlled by such Party or its affiliates as of the effective date or during the term of the Agreement (other than Intellectual Property rights licensed to such Party or its affiliates by the LLC as set forth below); and

(iii) are not included in the Parties’ Existing Trait IP;

in each of (i) through (iii), to research, develop, make, use, sell, offer for sale and import Soybean Varieties that have Existing Modified Traits.

(Intellectual Property rights that are described above, the “Parties’ General IP”).

The Parties’ Existing Trait IP and the Parties’ General IP shall be, collectively, the “Parties’ IP.”

The Parties have listed in Attachments A and B all patent rights existing as of the effective date of the LLC that are included in the Parties’ Existing Trait IP and will be subject to the foregoing licenses.

Additional Third Party Technology

Notwithstanding the foregoing license grants, the following principles shall apply with respect to any in-license or acquisition from a third party of Intellectual Property rights that claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field:

Third Party Technology: If the Parties’ IP currently existing includes Intellectual Property rights licensed to or acquired by a Party from a third party, or a Party obtains, after the formation of the LLC, a license or otherwise acquires rights to Intellectual Property owned or controlled by third parties that is reasonably necessary and useful in the Field in connection with Existing Modified Traits, and the granting of a license or sublicense under such Intellectual Property rights to the LLC, or the LLC’s practice of such Intellectual Property rights, as described above, would result in payment or other material obligations to a third party, then the Party owning or controlling rights to such Intellectual Property will so notify the LLC and offer the LLC the right to obtain a license or sublicense (to the extent possible) thereunder by including such rights in the Parties’ IP. No license or sublicense will be granted to the LLC under such third party Intellectual Property rights, and such Intellectual Property rights shall not be included in the Parties’ IP, unless and until the LLC agrees in writing to pay all amounts that become due to the relevant third party, on a pass-through basis, and to perform any material obligations to such third party, by reason of the granting of a license or sublicense under such Intellectual Property rights to, or the practice of such Intellectual Property rights by, the LLC in accordance with the licenses set forth above.

Negotiation For New Third Party Technology Relevant to the Field. Each Party shall retain the right to negotiate with third parties the terms of licenses to or acquisitions of Intellectual Property rights owned or controlled by third parties that claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field, including without limitation Intellectual Property rights covering Future Modified Traits; provided that such Party shall use commercially reasonable efforts to structure its agreements with such third parties with respect to such Intellectual Property rights so as to enable such Party to provide a right of first offer to the LLC with respect there to as described below.

LLC’s Right of First Offer to Third Party Technology Controlled by the Parties, and Other Future Modified Trait Technology, During the Term:

During the term of the LLC, each Party will grant to the LLC a right of first offer to obtain a license or sublicense under intellectual Property rights that are licensed to or acquired by such Party during the term of the LLC from third parties that claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field with respect to Existing Modified Traits (but not Future Modified Traits), whether or not also applicable to other fields of use outside the Field, to research, develop, make, use, sell, offer for sale and import Soybean Varieties having Existing Modified Traits. The relevant Party would notify the LLC if it obtains a license under or acquires any such third party Intellectual Property rights during the term of the LLC. In such case, the LLC will have the right to obtain a license or sublicense under such Intellectual Property rights within 60 days after receiving such notice by agreeing to the payment terms set forth above under “Third Party Technology” with respect there to.

During the term of the LLC, each Party will grant to the LLC a right of first offer to obtain a license under Intellectual Property rights that are created, owned, licensed to or acquired by such Party during the term of the LLC and that claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field with respect to Future Modified Traits, whether or not also applicable to other fields of use outside the Field, to research, develop, make, use, sell, offer for sale and import Soybean Varieties having such Future Modified Traits. The relevant Party would notify the LLC if it creates, obtains a license under or acquires any such Intellectual Property rights during the term of the LLC. In such case, the LLC will have the right to negotiate with the relevant Party the terms pursuant to which the LLC would obtain a license or sublicense under such Intellectual Property rights within 60 days after receiving such notice. If the LLC and the relevant Party do not agree to the such terms within such 60 day period, the relevant Party shall be free to exploit such Intellectual Property outside the scope of the Transaction with no further obligation to the LLC or the other Party.

Ownership of New Inventions Developed by or on behalf of the LLC and/or Parties; Licenses Back:

All inventions arising in the course of the Parties’ (including the LLC’s) performance under the joint venture (“Inventions”), including without limitation those arising pursuant to the Services Agreements, and all Intellectual Property rights there in, will be owned and licensed among the Parties as follows:

Notwithstanding any determination of inventorship of a given Invention, Bioceres Inc. will own all Inventions constituting improvements to any of the inventions claimed in the patent rights set forth on Attachment A (“Bioceres-Owned Inventions”), and Intellectual Property rights there in; and Arcadia would own all Inventions constituting improvements to any of the inventions claimed in the patent rights set forth on Attachment B (“Arcadia-Owned Inventions”), and intellectual Property rights there in. Inventors of Bioceres-Owned Inventions or Arcadia-Owned Inventions who are employed or engaged by either Bioceres S.A., Bioceres Inc. or Arcadia will be obligated to assign their rights to such Inventions to the entity employing or engaging them as necessary to enable such entity to subsequently make any assignments necessary to effect the foregoing.

Ownership of all Inventions other than Bioceres-Owned Inventions or Arcadia-Owned Inventions, together with all Intellectual Property rights therein, will be jointly owned by Bioceres Inc. and Arcadia (“Joint New Inventions”), with the Management Committee assigning responsibility for filing prosecuting and maintaining patents there on to Bioceres S.A. or Arcadia, based on Bioceres S.A.’s and Arcadia’s pre-existing Intellectual Property rights, expertise in and contributions to the invention, and other relevant matters (including, but not limited to, equitable division of costs associated with the filing, prosecution, and maintenance of such patents). Inventors of such Inventions who are employed or engaged by either Bioceres S.A., Bioceres Inc. or Arcadia will be obligated to assign their rights to Joint New inventions to the entity employing or engaging them as necessary to enable such entity to subsequently make any assignments necessary to effect the foregoing.

The Joint New Inventions, Bioceres-Owned Inventions and Arcadia-Owned Inventions will be included in the Parties’ IP and subject to the license to the LLC set forth in the first section of this summary.

Bioceres S.A. and Arcadia will each grant to one another a co-exclusive, worldwide license, with the right to grant sublicenses only to Affiliates, under their respective rights in the Joint New Inventions, to develop, make, use, sell, offer for sale and import products in the Territory, other than (i) Soybean Varieties having Existing Modified Traits in the Territory, and (ii) Wheat or Wheat Varieties in North America and South America (note that the rights described in (i) will be granted to the LLC, and the inventions described in (ii) will be subject to a separate agreement under which Bioceres has exclusive rights in South America and Arcadia has exclusive rights in North America). Neither Bioceres S.A. nor Arcadia will have the right to grant licenses or sublicenses under Joint New Inventions to third parties without the permission of the other (such permission not to be unreasonably withheld), and Bioceres S.A. and Arcadia will have a duty of accounting to the other with respect to the exploitation of Joint New Inventions by third parties (but not with respect to the exploitation of Joint New Inventions by each of Bioceres S.A. and Arcadia or their respective Affiliates).

Bioceres S.A. will be granted a non-exclusive, royalty-freelicense, with the right to grant sublicenses only to its Affiliates, under the Arcadia-Owned inventions made in whole or in part by or on behalf of Bioceres S.A. or Bioceres Inc., for internal research purposes.

Arcadia will be granted a non-exclusive, royalty-free, license, with the right to grant sublicenses only to its Affiliates, under the Bioceres-Owned Inventions made in whole or in part by or on behalf of Arcadia, for internal research purposes.

Modification of Licenses Upon Dissolution or Material Breach of LLC:

Upon dissolution of the LLC for reasons other than material breach by a Party, the licenses granted to the LLC by each Party will terminate, and the other licenses granted to Bioceres S.A. or Arcadia set forth above will survive.

Additionally if a Party materially breaches certain obligations under the Operating Agreement, then the non-breaching Party shall have the right to dissolve the LLC as set forth in the Operating Agreement. In such case, the licenses granted to the LLC will terminate, the other licenses granted to Bioceres S.A. or Arcadia set forth above will survive and the following will apply:

The non-breaching Party will be granted a non-exclusive, royalty-bearing license, with the right to grant sublicenses, under each of

(i)     the Joint New Inventions, and

(ii)    Parties’ IP that is owned or controlled by the breaching Party (including without limitation any Bioceres-Owned Inventions, if Bioceres S.A. or Bioceres Inc. is the breaching Party, or any Arcadia-Owned Inventions, if Arcadia is the breaching Party), in each case to develop, make, use, sell, offer for sale and import Soybean Varieties in the Territory.

The Future Related Agreements governing the licenses and rights set forth in this Exhibit C will contain provisions that, upon dissolution of the LLC, the Party owning Intellectual Property rights that were licensed to the LLC during the term of the LLC will be obligated to pay to the other Party a commercially reasonable royalty on sales of Soybean Varieties that were the subject of the Work Plans for the LLC, to fairly recognize and reflect the contributions of the other Party to the LLC prior to such dissolution. While the specific provisions are yet to be negotiated by the Parties, the Parties agree that royalty provisions will reflect a fair division *** of the net revenues from sales of Soybean Varieties (with *** of net revenues already reserved to the Party/ies whose Intellectual Property is utilized within the Soybean Varieties sold). Such division may be made by: (i) correlating achievement of milestones under the Work Plan to a Party’s share of net revenues (e.g., *** for completing transformation activities, *** for completing regulatory field trials, and the like); (ii) correlating a Party’s share of net revenues with annual performance under the Work Plan (e.g., satisfactory performance for 1 year earns ***, 2 years earns ***, 3 years earns maximum of ***, or other similar structure); or (iii) any combination of the above or other agreed-upon approach that achieves the intent stated herein.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Materials

Each Party would document and transfer to the LLC and/or the other Party those materials in its possession that are necessary to enable the LLC and/or the other Party to perform its obligations under the relevant development plans. The receiving Party would be allowed to use such materials only for the purposes of performing under the Transaction, and to return or destroy (as directed by the providing Party) upon any dissolution of the LLC all remaining materials it received from the other Party, except that on dissolution each Party would have the right to retain such materials for use in practicing the licenses retained by such Party following such dissolution. Additionally, the physical embodiment of all materials created in the course of conducting the Business of the LLC will be owned jointly by the Parties but would not be used by either Party or its Affiliates, except in connection with the practice by such Party or its Affiliates of the licenses retained by such Party, without the other Party’s consent, not to be unreasonably withheld.

Attachment A

Bioceres Patent Rights

Docket Number	Country	Title	Appln No. Filing Date	Patent No. Issue Date	Claimed or Disclosed
2510.0020000	United States	C0X5C-1 GENE INTRON FOR INCREASING EXPRESSION LEVEL IN CASSETTES; PLANT CELLS AND TRANSGENIC PLANTS (AS AMENDED)	11/495,883 July 31, 2006	7,598,368 October 6, 2009	General Methods- expression cassette
2510.002AU00	Australia	AN ISOLATED DNA MOLECULE FOR ENHANCING GENE EXPRESSION OF A CODING SEQUENCE, FRAGMENT, GENETIC VARIANT, CASSETTE, VECTOR, CELL, PLANT, AND SEED CONTAINING SAID MOLECULE	2006203275 July 31, 2006		General Methods- expression cassette
2510.0030000	United States	DNA CONSTRUCTS THAT CONTAIN HELIANTHUS ANNUUS HAHB-10 GENE CODING SEQUENCE, METHOD FOR GENERATING PLANTS WITH A SHORTENED LIFE CYCLE AND A HIGH TOLERANCE TO HERBICIDAL COMPOUNDS AND TRANSGENIC PLANTS WITH THAT SEQUENCE	11/543,992 October 6, 2006	7,674,954 March 9, 2010	Traits- HaHB10 transgene- shorter life cycle
2510.0040000	United States	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	10/520,033 May 2, 2003	7,674,955 March 9, 2010	Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.0040001	United States	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	12/690,385 January 20, 2010		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette

2510.004AU00	Australia	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	2003237161 May 2, 2003	2003237161 April 14, 2011	Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004BR00	Brazil	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	PI 0318314-9 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004CN00	China P.R.	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	03826374.2 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaH84 promoter expression cassette
2510.004CN10	China P.R.	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	201010229130.4 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette

2510.004IN00	India	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	4567/DELNP/2005 May 2, 2003	239271 March 15, 2010	Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004IN10	India	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	4834/DELNP/2009 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004IN20	India	A METHOD OF PRODUCING A WATER STRESS TOLERANT TRANSGENIC PLANT	1282/DELNP/2010 May 2, 2003		Traits- HaHB4 transgene- drought resistanee and General Methods- HaHB4 promoter expression cassette
2S10.004MX00	Mexico	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	PA/a/2005/011774 May 2, 2003	293917 December 16, 2011	Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004MX10	Mexico	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	MX/a/2011/013893 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette

2510.0090000	United States	MODIFIED HELIANTHUS ANNUS TRANSCRIPTION FACTOR THAT IMPROVES THE YIELD UNDER IRRIGATED OR WATER- DEFICIT CONDITIONS.	Traits- mod HaHB4 transgene)- drought resistance

Attachment B

Arcadia Patent Rights

Atty. Docket Number	Title	Country Code	Patent Number	Application Number	Application Date	Grant Date	Status
***	DROUGHT-RESISTANT PLANTS	AU		2006226863	***	***	***
***	DROUGHT-RESISTANT PLANTS	BR		PI0607732-3	***	***	***
***	DROUGHT-RESISTANT PLANTS	CA		2601605	***	***	***
***	DROUGHT-RESISTANT PLANTS	CN		200680009038.9	***	***	***
***	DROUGHT-RESISTANT PLANTS	EP		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	BE		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	ES		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	FR		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	DE		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	GB		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	HU		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	IT		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	NL		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	PL		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	RO		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	SE		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	TR		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	ID		***	***	***	***
***	DROUGHT-RESISTANT PLANTS	IN		4024/KOLNP/2007	***	***	***
***	DROUGHT-RESISTANT PLANTS	MX		MX/a/2007/011612	***	***	***
***	DROUGHT-RESISTANT PLANTS	US		11/909262	***	***	***
***	DROUGHT-RESISTANT PLANTS	ZA		2007/07905	***	***	***
***	DROUGHT-RESISTANT PLANTS	AU			***	***	***
***	DROUGHT-RESISTANT PLANTS	EP			***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	PCT		PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	AU		PCT/US2010/025875	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	BR	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	CA	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	CN	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	EP	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	ID	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	IN	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	PH	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	TH	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	UA	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	US	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	VN	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	ZA	PCT/US2010/025875	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	TISSUE-SPECIFIC EXPRESSION OF TARGET GENES IN PLANTS	AU	2823301	***	***	***
***	TISSUE-SPECIFIC EXPRESSION OF TARGET GENES IN PLANTS	BR	PI01079000	***	***	***
***	TISSUE-SPECIFIC EXPRESSION OF TARGET GENES IN PLANTS	CA	2398510	***	***	***
***	TISSUE-SPECIFIC EXPRESSION OF TARGET GENES IN PLANTS	EP	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	BE	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	DE	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	ES	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	FR	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	GB	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	IT	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	NL	19468966	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	US	08/599,968	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	CA	2169502	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	AU	1586897	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	GB	98178049	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	GB	233359	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	AU	2490601	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	US	10/321,718	***	***	***
***	PLANTS WITH ENHANCED LEVELS OF NITROGEN UTILIZATION PROTEINS IN THEIR ROOT EPIDERMIS AND USES THEREOF	US	10/756,213	***	***	***
***	TRANSGENIC PLANTS EXPRESSING RECOMBINANT BARLEY ALANINE AMINOTRANSFERASE	US	12/848,034	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	US	11/644,453	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	us	12/501,101	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	AR	60105746	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	AU	2006331544	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	BR	PI06203159	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	CA		2633517	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	CN		2006800486973	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	EP		68479500	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	IN		2849KOLNP2008	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	MX	280445	***	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	VN		***	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	ZA	2008/4960	200804960	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	TH		***	***	***	***
***	SODIUM/PROTON ANTIPORTER GENE	US	6,861,574	09/888,035	***	***	***
***	SODIUM/PROTON ANTIPORTER GENE	AU	751977	1798500	***	***	***
***	SODIUM/PROTON ANTIPORTER GENE	CA	2369590	2369590	***	***	***
***	SODIUM/PROTON COUNTER TRANSPORTER GENE	CN	ZL998160687	998160687	***	***	***
***	SODIUM/PROTON COUNTER TRANSPORTER GENE	EP		999613227	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	SODIUM/PROTON COUNTER TRANSPORTER GENE	KR	440097	20017007836	***	***	***
***	SODIUM/PROTON ANTIPORTER GENE	US	7,326,827	10/944,174	***	***	***
***	GENETIC ENGINEERING SALT TOLERANCE IN CROP PLANTS	US	7,041,875	09/271,584	***	***	***
***	GENETIC ENGINEERING SALT TOLERANCE IN CROP PLANTS	CA	2323756	2323756	***	***	***
***	INCREASING SALT TOLERANCE IN PLANTS BY OVER EXPRESSION OF VACUOLAR CATION-PROTON ANTIPORTERS	US	6,936,750	10/155,535	***	***	***
***	HIGH SALT PLANTS AND USES FOR BIOREMEDIATION	US	7,442,852	10/620,061	***	***	***
***	GENETIC ENGINEERING SALT TOLERANCE IN CROP PLANTS	US	7,256,326	11/065,977	***	***	***
***	INCREASING SALT TOLERANCE IN PLANTS BY OVER EXPRESSION OF VACUOLAR NA*/H* TRANSPORTERS	US	7,244,878	11/067,558	***	***	***
***	INCREASING SALT TOLERANCE IN PLANTS BY OVER EXPRESSION OF VACUOLAR NA*/H* TRANSPORTERS	US	7,250,560	11/067,456	***	***	***
***	IMPROVED TRANSPORTERS AND THEIR USES	AU	2003248923	2003248923	***	***	***
***	IMPROVED TRANSPORTERS AND THEIR USES	CA		2492099	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	IMPROVED TRANSPORTERS AND THEIR USES	EP		3764428.3	***	***	***
***	IMPROVED TRANSPORTERS AND THEIR USES	US	7595190	10/520497	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D

LLC Operating Agreement

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS AGREEMENT AND THE SCHEDULES HERETO MARKED BY *** HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

The Units represented by this document are subject to restrictions on transfer and other terms and conditions set forth in this Agreement. The Units represented by this document have not been registered under any securities laws and the transferability of such Units is restricted. Such Units may not be sold, assigned, gifted, transferred or otherwise disposed, nor will the vendee, assignee, beneficiary, or transferee be recognized as having acquired such Units for any purposes, unless (a) a registration statement under the Securities Act of 1933, as amended, with respect to such Units shall then be in effect and such has been qualified under all applicable state securities laws, or (b) the availability of an exemption from such registration and qualification shall be established to the satisfaction of counsel for the Company.

LIMITED LIABILITY COMPANY AGREEMENT

OF

VERDECA LLC

February 24, 2012

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

		Page

14.8	Assignment; Successors; No Third-Party Rights	46
14.9	Creditors	46
14.10	Authority to Adopt Agreement	46
14.11	Preparation of Document/Independent Counsel	46
14.12	Execution of Agreement	47

-v-

FINAL EXECUTION VERSION

LIMITED LIABILITY COMPANY AGREEMENT
OF
VERDECA LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) is dated as of February 24, 2012 (the “Effective Date”) and made by and among Verdeca LLC, a Delaware limited liability company (the “Company”), Bioceres, Inc., a Delaware corporation (“BUSA”), and Arcadia Biosciences, Inc. an Arizona corporation (“Arcadia”).

WHEREAS, the Company was initially formed by Areadia on February 14, 2012;

WHEREAS the Company has been operated in accordance with the Act from its initial formation date; and

WHEREAS, Arcadia hereby continues as a Member upon its execution of this Agreement and BUSA shall be admitted as a Member upon its execution of this Agreement.

NOW, THEREFORE, for the consideration of their mutual covenants hereinafter set forth, the Company and the Members hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. Appendix 1. attached hereto sets forth the definitions of certain terms relating to the maintenance of Capital Accounts and to accounting rules. In addition, the following terms used in this Agreement (including Appendix1 attached hereto) shall have the following meanings:

“Act” means the Delaware Limited Liability Company Act, Del Code Ann, tit, 6, § 18.01, er seq., as amended from time to time.

“Additional Capital Shortfall” has the meaning set forth in Section_3.2(b).

“Affiliate” means, with respect to any Person, a Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the first Person. With respect to a limited liability company or a limited liability partnership, “Affiliate” means a fund or entity managed by the same manager or managing member or general partner or management company or by an entity Controlling, Controlled by, or under common Control with such manager or managing member or general partner or management company. The Company and any subsidiaries thereof shall not be considered Affiliates of any Member for purposes of this Agreement.

“Agreement” has the meaning as set forth in the first paragraph of this Agreement, and includes all Appendices, Exhibits and other attachments hereto and all amendments hereto and thereto that are made from time to time in accordance with the provisions hereof.

“Arcadia” has the meaning set forth in first paragraph of this Agreement.

“Arcadia Managers” has the meaning set forth in Section 5.2(e).

“Bioceres” means Bioceres, S.A., an Argentine corporation.

“BUSA” has the meaning set forth in the first paragraph of this Agreement.

“BUSA Distribution” means any distribution to BUSA pursuant to this Agreement other than a Tax Distribution pursuant to Section 6.6.

“BUSA Managers” has the meaning set forth in Section 5.2(c).

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in the United States or Argentina are permitted or required by applicable law to close.

“Capital Account” has the meaning set forth in Section Al of Appendix 1 attached hereto.

“Capital Contribution” means, with respect to any Member, (a) the total amount of cash and the initial Gross Asset Value of property (other than cash) contributed to the capital of the Company by such Member, whether as an initial Capital Contribution 01 as an additional Capital Contribution, or (b) where the context requires, any particular such contribution individually.

“Cause” has the meaning set forth in Section 5.4.

“Change of Control Transaction” has the meaning set forth in Section 11.5.

“Change of Control Units” has the meaning set forth in Section 11.5(c).

“Claims” has the meaning set forth in Section 9.3(a).

“Co-Sale Notice” has the meaning set forth in Section 11.15(a).

“Co-Sale Offeree” has the meaning set forth in Section 11.15(a).

“Co-Sale Participation Percentage” has the meaning set forth in Section 11.15(a).

“Ca-Sale Units” has the meaning set forth in Section 1 l.15(a).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, All references herein to sections of the Code shall include any corresponding provision or provisions of succeeding law.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Company Valuation” has the meaning set forth in Section 1 l.5(b).

“Confidential Information” has the meaning set forth in Section 8.12(a)(iv).

“Contributed Services” has the meaning set forth in Section 3.3.

“Contributing Member” has the meaning set forth in Section 3.2(b).

2

 “Control” “Controlled” and “Controlling” means the power to direct or cause the direction of the management and policies of a Person, including, without limitation. the ability to select fifty percent (50%) or more of the board of directors of such Person (or functionally similar group) and shall be deemed to exist if any Person directly or indirectly owns, controls, or holds the power to vote fifty percent (50%) or more of the voting securities of such other Person A group of Persons shall be deemed to Control another Person if (a) such group collectively has right that if held by a single Person would constitute control of such other Person hereunder; and (b) the Persons in such group have agreed to coordinate their behavior by contract with respect to the exercise of such rights

“Covered Person” means any Officer, Member, any Manager, an Affiliate of any Manager or Member, and. directly or indirectly, the respective officers, directors, shareholders, partners, members, trustees, beneficiaries, employees, representatives or agents of any Member, Manager or Affiliate thereof.

“CPR institute” has the meaning set forth in Section 13.2.

“Damages” has the meaning set forth in Section 9.3(a)

“Depreciation” has the meaning set forth in Section A1 of Appendix l attached hereto.

“Disabling Conduct” means fraud, international misconduct, knowing or reckless breach of a Person’s obligations under this Agreement or bad faith of such Person

“Dispute” has the meaning set forth in Section 13.1.

“Disputing parties” has the meaning set forth in Section13.1.

“Effective Date” has the meaning set forth in the first paragraph of this Agreement.

“Effective Tax Rate” means the highest effective combined U.S. federal and state income tax rate applicable for a United States corporation located in California.

“ERISA” has the meaning set forth in Section 4.1(o).

“Fiscal year” means the Company’s taxable year, which shall start January, 1 and end December 31 except as otherwise required by law.

“Funding Member” has the meaning set forth in Section 3.3.

“Funding Option and Stock Purchase Agreement” means the Funding Option and Stock, Purchase Agreement between Arcadia and Bioceres, dated on or about February 24, 2012.

“GAAP” means accounting principles generally accepted in the United States.

“Gross Asset Value” has the meaning set forth in Section A 1 of Appendix 1 attached hereto.

“Initial Members” means BUSA and Arcadia.

“Intellectual Property Rights” means all intellectual property, including all.

(a) parents, pending applications for patents, and rights to apply for patents in any part of the world;

3

(b) copyrights, design rights, Internet domain names, and database rights, whether registered or unregistered, and software;

(c) pending trademark and service mark applications, registered trademarks and service marks, registered designations of origin, unregistered trademarks and service marks, including common law trademarks and service marks, rights to trade dress and company names, and in each case with any and all associated goodwill;

(d) plant breeders’ rights, including all plant variety protection certificates, and any applications for plant breeders’ rights in any part of the world;

(e) trade secrets, including without limitation the following, to the extent kept confidential and having value derived from its confidentiality, information, inventions, improvements, processes, designs, formulae, industrial models, data, results, confidential technical and business information, manufacturing, engineering and technical drawings, and product specifications.

(f) reissues, substitutions, reexaminations, provisionals, non-provisionals, divisions, continuations, continuations-in-part, renewals, extensions and registrations or foreign counterparts of any of the foregoing, and

(g) rights to claim priority, reciprocity, or national treatment in the United States or any other country based on the foregoing.

“Letter Agreement” has the meaning set forth in Section 8.12(a)(i).

“Losses” has the meaning set forth in Section A1 of Appendix 1 attached hereto.

“Management Committee” has the meaning set forth in Section 5.1.

“Manager” means any Person designated as a “Manager” of the Company in accordance with Section 5.2.

“Member” means each of the following, (a) an Initial Member until such time, if any, that such Initial Member becomes a Withdrawn Member; (b) any Person who acquires Units directly from the Company in accordance with this Agreement until such time, if any, that such Person becomes a Withdrawn Member, and (c) any Person who acquires Units in accordance with the provisions of this Agreement and who is deemed, or is admitted as, a Substitute Member until such time, if any, that such Person becomes a Withdrawn Member.

“Net Available Cash Flow” means with respect to any period, the Company’s gross cash receipts derived from any source whatsoever (not including Capital Contributions and refundable deposits until no longer refundable), reduced by the portion thereof used to pay or establish reasonable reserves for all Company expenses, debt payments and accrued interest (including principal and interest payments on loans made to the Company by Members and non-Members), contingencies, and proposed acquisitions, as determined by the Management Committee. Net Available Cash Flow shall not be reduced by depreciation, amortization, cost recovery deductions, or similar allowances.

“Noncontributing Member” has the meaning set forth in Section 3.2(b).

“Offered Units” has the meaning set forth in Section 11.3(a).

4

“Offeree Member” has the meaning set forth in Section 11.3(a).

“Officer” has the meaning set forth in Section 5.13.

“Paid-For Services” has the meaning set forth in Section 3.3.

“Paid-For Services Agreement” has the meaning set forth in Section 3.3.

“Participating Member” has the meaning set forth in Section 11.3(b).

“Parties” means the parties to this Agreement from time to time, and “Party” means any of them.

“Percentage Interest” means, with respect to any Member or Unit Holder and as of any particular time of determination, the percentage ownership Interest of such Member or Unit Holder in the Company, and determined with respect to a particular Member or Unit Holder by dividing the number of Units owned by such Member or Unit Holder by the aggregate number of outstanding Units.

“Performing Member” has the meaning set forth in Section 3.3.

“Permitted Transfer” has the meaning set forth in Section 11.15(f).

“Person” means an individual, partnership, corporation, trust, limited liability company, joint stock company, unincorporated association, joint venture or other entity or a governmental body.

“Preemptive Rights Participants” has the meaning set forth in Section 3.6(b).

“Proceeding” has the meaning set forth in Section 9.3(a).

“Profits” means the profits of the Company as defined in Section A1 of Appendix l attached hereto.

“Regulations” means the regulations issued by the Treasury Department under the Code.

“Securities Act” has the meaning set forth in Section 4.1(e).

“Selling Member” has the meaning set forth in Section 11.15(a).

“Substitute Member” means a Person that acquires Units from a Member and that satisfies all of the conditions of Section 11.7.

“Supermajority in Interest of the Members” means the Member or Members whose aggregate Percentage Interest in the Company exceeds *** For purposes of calculating a Supermajority in interest of the Members, any Units held by Unit Holders shall not be factored into the calculation.

“Tax Distribution” has the meaning set forth in Section 6.6(a).

“Tax Matters Partner” means the Person so designated in Section 10.3(c).

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5

“Taxing Jurisdiction” means any federal, state, local, or foreign government that collects tax, interest, and penalties, however designated, on any Member’s share of income of gain attributable to the Company.

“Transfer” means, when used as a noun, any voluntary or involuntary sale, assignment, transfer, gift or other disposition and when used as a verb, to voluntarily or involuntarily sell, assign, transfer, gift or otherwise dispose of.

“Transferring Member” has the meaning set forth in Section 11.3(a).

“Transfer Offer” has the meaning set forth in Section 11.3(a).

“Transfer Offer Date” has the meaning set forth in Section 11.3(a)(iv).

“Unit” means the economic interest in the Company acquired by a Member or Unit Holder representing the economic rights of a Member or Unit Holder and the Member’s or Unit Holder’s permitted assignees and successors to share in distributions of cash and other property from the Company pursuant to the Act and this Agreement, together with such Member’s or Unit Holder’s distributive share of the Company’s Profits and Losses.

“Unit Holder” means a Person who owns Units of the Company but who is not a Member including, except as otherwise provided herein, a Member who becomes a Withdrawn Member.

“Withdrawal Event” means the occurrence of any of the following events.

(a) if a Member withdraws from the Company through the Transfer of all of its/his Units in compliance with the provisions of ARTICLE XI;

(b) if a Member does any of the following: (i) makes an assignment for the benefit of its/his creditors; (ii) files a voluntary petition in bankruptcy: (iii) is adjudicated as bankrupt or insolvent; (iv) files a petition or answer seeking for itself/himself any reorganization, arrangement, composition. readjustment, liquidation or similar relief under any statute, law or rule; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it/him in a bankruptcy, insolvency, reorganization or similar proceeding. or (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Member or of all or any substantial pan of its/his property;

(c) if a Member is a natural person, (i) his death, or (ii) the entry of an order or judgment by a court of competent jurisdiction adjudicating him incompetent to manage his person or his estate;

(d) if a Member is a trust or a Person acting in the capacity as trustee of a trust, the termination of the trust, but not merely the substitution of a new trustee;

(e) it a Member is a general or limited partnership, the dissolution of the partnership;

(f) if a Member is a corporation, the dissolution of the corporation or revocation of its charter;

(g) if a Member is an estate, the distribution by the fiduciary of the estate’s entire interest in the Company;

6

(h) if a Member is another foreign or domestic limited liability company, the dissolution or termination or their equivalent for the foreign or domestic limited liability company; or

(i) if a Member’s Percentage Interest is below *** and any other Member or Members provide written notice to such Member that such Member or Members wish to purchase all (but not less than all) of the Units owned or controlled by such Member.

“Withdrawal Event Notice” has the meaning set forth in Section 11.10(a).

“Withdrawn Member” means a Member following the occurrence of a Withdrawal Event with respect to such Member.

“Work Plan” means the work plan established by the Members in accordance with Section 8.14 and which shall be attached as Exhibit B hereto, as amended and supplemented from time to time.

ARTICLE II
FORMATION OF THE LIMITED LIABILITY COMPANY

2.1 General. The Company was formed pursuant to the Act and the provisions or this Agreement, effective upon the filing of a Certificate of Formation with the Delaware Secretary of State on February 14, 2012. The Members shall execute and acknowledge any and all certificates and instruments and do all filing, recording, and other acts as may be necessary or appropriate to comply with the requirements of the Act relating to the formation, operation, and maintenance of the Company in accordance with the provisions of this Agreement.

2.2 Name. The name of the Company is “Verdeca LLC”, and the business of the Company shall be carried on in this name with such variations and changes as the Management Committee, in their sole discretion, deem necessary or appropriate to comply with requirements of the jurisdictions in which the Company’s operations shall be conducted.

2.3 Purposes and Powers. The business purpose of the Company shall be to advance the following activities and objectives; (a) research and development activities, including testing, in relation to soybean varieties using various sources of germplasm, including genetically modified varieties and non-genetically modified varieties; (b) acquisition of rights to soybean genetic material and other assets as may be necessary or useful to conduct its activities; (c) organization of seed production and commercialization for elite pre-basic and basic seed throughout the world; (d) deregulation and commercialization of soybean varieties developed, created or otherwise acquired by or on behalf of the Company; (e) any and all activities related or incidental to the foregoing; and (f) any other activities approved by a Supermajority in Interest of the Members.

2.4 Registered Office. The address of the Company’s registered office in the State of Delaware shall be located at the offices of Corporation Service Company, with its office at 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808, or such other place as the Management Committee from time to time shall determine.

2.5 Registered Agent. The name and address of the registered agent for service of process for the Company is Corporation Service Company, with its office at 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle; Delaware 19808, or such other Person as the Management Committee shall appoint from time to time.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

2.6 Term. The term of the Company commenced on the Effective Date and shall not expire except in accordance with the provisions of ARTICLE XII or in accordance with the Act.

2.7 Company Classification. The Members intend that the Company be treated as a “partnership” for U.S. federal and state income tax purposes. The Members also intend that the Company not be operated or treated as a “partnership” for purposes of Section 303 of the Federal Bankruptcy Code. Neither the Managers nor the Members may take any action inconsistent with the foregoing intent of the Parties. The Company is not a “partnership” for purposes of any state law partnership or limited partnership act, and the Members are not partners for the purpose of such acts.

ARTICLE III
CAPITAL CONTRIBUTIONS

3.1 Initial Capital Contributions. In exchange for the Capital Contributions identified on Exhibit A. the Initial Members shall be admitted as Members. The Initial Members have contributed to the capital of the Company the property identified in Exhibit A.

3.2 Additional Capital Contributions.

(a) From time to time, the Management Committee, subject to approval by a Supermajority in Interest of the Members, may determine that Capital Contributions in addition to the Initial Members’ prior Capital Contributions are needed to enable the Company to conduct its business in accordance with the Work Plan. On making such a determination, the Management Committee shall give written notice of such determination to all Members at least thirty (30) days before the date on which such additional Capital Contributions are needed. The notice shall set forth the amount of additional Capital Contribution needed, the purpose for which it is needed, the date by which the Members may contribute such additional amounts, and a reasonably detailed assessment of why alternative financing, notably unsecured or secured debt financing, is not, in the opinion of the Management Committee, appropriate in lieu of a Capital Contribution. Except for services as contemplated by an applicable Work Plan, no Member shall be required to make an additional Capital Contribution. However, except as contemplated by an applicable Work Plan, each Member shall be given the opportunity to make such additional Capital Contribution in proportion to such Member’s Percentage Interest. Upon payment of an additional Capital Contribution pursuant to this Section 3.2(a), the Company shall issue additional Units to each contributing Member, with each new Unit being issued for its fair market value. The fair market value of an additional Unit issued pursuant to this Section 3.2(a) shall be determined by dividing (i) the Company Valuation by (ii) the number of Units outstanding immediately prior to such additional Capital Contribution. Immediately before issuing Units, the Gross Asset Value of the Company’s assets will be adjusted in a manner provided under the definition of Gross Asset Value in Appendix 1 attached hereto, and Capital Accounts will reflect such new Gross Asset Value. Following the issuance of additional Units, if necessary, the Management Committee shall re-compute the Percentage Interests of the Members based on the total number of Units held by each Member after the issuance of the additional Units and the total number of Units then outstanding.

(b) If a Member does not make an additional Capital Contribution with respect to which such Member has an option under Section 3.2(a) at the time specified in the notice (a “Noncontributing Member”), the Management Committee shall, within five (5) days after said failure. notify each other Member (each, a “Contributing Member”) in writing of the total amount of Noncontributing Member Capital Contributions not made (the “Additional Capital Shortfall”), and shall specify a number of days within which each Contributing Member may make an additional Capital Contribution, which shall not be less than an amount bearing the same ratio to the amount of Additional Capital Shortfall as the Contributing Member’s Percentage Interest bears to the combined Percentage Interests of all of the Contributing Members. If the total amount of Additional Capital Shortfall is not so contributed, the Management Committee may use any reasonable method to provide Members the opportunity to make additional Capital Contributions until the Additional Capital Shortfall is as fully contributed as possible.

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(c) The term “Member” for purposes of making additional Capital Contributions under this Section 3.2 shall include a Unit Holder, except that the Management Committee may, in their sole and absolute discretion, determine that a Unit Holder shall not be entitled to contribute to the capital of the Company. If the Management Committee determines that a Unit Holder is not permitted to make an additional Capital Contribution as determined under this Section 3.2, then such Unit Holder’s Percentage Interest shall be adjusted based on the Gross Asset Value of the Company’s assets as of the date of the additional Capital Contributions by the Members in a manner provided under the definition of Gross Asset Value, and the Management Committee shall increase or decrease the amount of the Units held by the Members and other Unit Holders accordingly to reflect such Percentage Interest.

3.3 Certain Additional Capital Contributions by Initial Members. A Work Plan shall be established by the Members for each calendar year in accordance with Section 8.14 of this Agreement. Each such Work Plan shall Set forth, among other items, (i) those services to be provided to or for the benefit of the Company by each of the Initial Members in their capacities as Members as contemplated by Rev. Proc. 93-27 (the “Contributed Services”) and (ii) those services to be provided to or for the benefit of the Company by each of the Initial Members in a capacity other than as a Member, and for which the Company shall pay fair and adequate consideration, as set forth in such Work Plan (the “Paid-For Services”). The paid for Services provided by one Initial Member (the “Performing Member”) shall be provided to the Company in accordance with the terms and conditions of a service agreement to be entered into by and among such Performing Member and the Company (the “Paid-For Services Agreement”). The Paid-For Services Agreement shall provide, among others, the total amount of. consideration, and the form of such consideration *** that the Company shall pay to the Performing Member for such Paid-For Services; provided, however that such amount may be adjusted, upward or downward, by the parties in a manner mutually agreed upon in such Paid-For Services Agreement or the Work Plan. Any amounts due the Performing Member arising from the Paid-For Services Agreement shall be funded by an additional Capital Contribution *** and shall be treated as a guaranteed payment to the Performing Member. No additional Units shall be issued to the Funding Member in connection with any additional Capital Contribution made pursuant to this Section 3.3. and there shall be no adjustment to the Gross Asset Value of the Company assets as a result of any additional Capital Contribution made pursuant to this Section 3.3; provided, however that such Funding Member’s Capital Account will increase as a result of. and by an amount equal to, such Funding Member’s additional Capital Contribution, the deduction relating to such guaranteed payment shall be allocated to the Funding Member and any income or gain recognized by the Company as a result of such payment having been made with an asset other than cash shall be allocated to the Funding Member solely for tax purposes pursuant to Section 7.2(b) of this Agreement. To the extent of a conflict between the provisions of this Section 3.3 and the provisions of Section 3.2 (respecting additional Capital Contributions, in general). the provisions of this Section 3.3 shall control. Exhibit E sets forth an example illustrating the provisions of this Section 3.3, it being understood that this Section 3.3 and the other Sections of this Agreement, and not Exhibit E, shall control to the extent of a conflict.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.4 Additional Members. Subject to the approval of a Supermajority in Interest of the Members, additional Persons may be admitted to the Company as Members, and Units (including without limitation, Units) may be created and issued to such Persons, as determined by the Management Committee, on such terms and conditions as the Management Committee may determine at the time of admission. The terms of admission may provide for the creation of different classes or series of Units having different rights, powers and duties. As a condition to a Person’s admission as a Member of the Company, such Person must agree to be bound by the terms of this Agreement by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit C, and must make the representations and warranties set forth in ARTICLE IV as of the date of such Person’s admission as a Member of the Company.

3.5 Units. As of the Effective Date, the total number of outstanding Units of the Company shall be two hundred (200) with such number of outstanding Units being adjusted from time to time in connection with any additional Capital Contribution or withdrawal of capital made pursuant to this Agreement. The name and address of each Member, the number of Units held by each Member and such Member’s Percentage Interest is set forth on Exhibit A hereto. Such Exhibit may be amended from time to time by the Management Committee without the consent of the Members as necessary to reflect changes in Member information, including changes in Unit holdings arising from additional issuances of Units and transfers of Units made in accordance with this Agreement, provided that in the event Exhibit A is not so amended, such matters shall be reflected in the books and records of the Company, and the books and records of the Company shall be controlling Members or Unit Holders who change their addresses following the issuance of Units shall advise the Company of any such change of address. Any reference to Exhibit A in this Agreement means Exhibit A as amended from time to time to reflect any changes in the information specified herein, The Management Committee shall be authorized to issue certificates reflecting the number of Units held by each Member or Unity Holder of the Company.

3.6 Preemptive Rights.

(a) The Company hereby grants to each Member a preemptive right to purchase its proportionate share, based on such Member’s Percentage Interest, of any Units that the Company may, from time to time, propose to sell and issue in accordance with this Agreement, subject to the terms and conditions set forth below.

(b) If the Company intends to issue and sell additional Units, the Company shall give each Member written notice of such intention, describing the general terms and conditions upon which the Company proposes to effect such issuance, including the purchase price for such additional Units, the proposed purchaser and the closing date for the sale and issuance of such Units. Each Member shall have thirty (30) days from the date of any such notice to agree to purchase all or part of its proportionate share of such Units, based on such Member’s Percentage Interest, for the price and upon the general terms and conditions specified in the Company’s notice by giving written notice to the Company stating the quality of Units to be so purchased. If the Members, as a group, have elected to purchase some but not all of the Units within such thirty (30)-day period, those Members that have elected to purchase their proportionate share of the Units (the “Preemptive Rights Participants”) shall have an additional fifteen (15)-day period to elect to purchase the balance of the Units, which right to purchase shall be allocated among them proportionately based on their relative Percentage Interests. Each Member that provides notice of its desire to purchase such Units shall provide payment for the Units by wire transfer against delivery of the Units to be purchased at a time and place agreed upon between the parties, which time shall be no later than forty-five (45) days after delivery of the Member’s notice to the Company.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) If any Member fails to exercise the foregoing preemptive right with respect to any Units within such initial thirty (30)-day period (with any non-response by a Member constituting a deemed failure to exercise) and the Preemptive Rights Participants fail to purchase the balance of Units as set forth in Section 3.6(b), the Company may within one hundred twenty (120) days thereafter sell any or all of such Units not agreed to be purchased by the Members and the Preemptive Rights Participants, at a price and upon general terms no more favorable to the purchasers thereof than specified in the notice given to each Member pursuant to Section 3.6(b). In the event the Company has not sold such Units within such one hundred twenty (120)-day period the Company shall not thereafter issue or sell any Units without again first offering such Units to the Members in the manner provided above.

3.7 Loans to Company. To the extent approved by affirmative vote or written consent of a Supermajority in Interest of the Members, any Member may make a secured or unsecured loan to the Company.

3.8 Use of Capital Contributions. All Capital Contributions shall be expended only in furtherance of the business purpose of the Company as set forth in Section 2.3.

3.9 No Unauthorized Withdrawals of Capital Contributions. No Member or Unit Holder shall have the right to withdraw or to be repaid any of such Member’s or Unit Holder’s Capital Contributions or Capital Account, except as specifically provided in this Agreement.

3.10 Return of Capital. Except as otherwise provided in this Agreement, no Member or Unit Holder shall be entitled to the return of the Member’s or Unit Holder’s Capital Contributions to the Company or any distribution from the Company. No Manager shall have any personal liability for the repayment of the Capital Contributions made by any Member or Unit Holder, it being agreed that any return of Capital Contributions or Profits shall be made solely from the assets of the Company.

3.11 Third Party Rights. Nothing contained in this Agreement is intended or Shall be deemed to benefit any creditor of the Company, nor shall any creditor of the Company be entitled to require the Management Committee to solicit or demand Capital Contributions from any Member. The Company shall not assign a Member’s obligation or right to make Capital Contributions to the Company under Section 3.1, Section 3.2 or Section 3.3 to creditors of the Company without the prior written consent of the applicable Member.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Members. In connection with the execution of this Agreement each Member hereby represents and warrants to the Company and each other Member the following:

(a) Organization, Good Standing and Qualification. If such Member is not a natural person, such Member is duly incorporated, organized or formed, validly existing and in good standing under the laws of its state or country of incorporation, organization or formation (as the case may be), and such Member has all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted, to the extent material to its rights and obligations under this Agreement.

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(b) Authorization. If such Member is not a natural person, all action, corporate or otherwise, on the part of such Member, its officers, directors and owners necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of such Member hereunder, has been taken or will be taken prior to the execution of this Agreement, and this Agreement when executed and delivered by the Member shall constitute a valid and legally binding obligation of such Member, enforceable against it in accordance with its terms, except as enforceability may be affected by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors; (ii) the effect of general principles of equity and the limitation of certain remedies by certain equitable principles of general applicability; and (iii) the fact that the rights to indemnification hereunder may be limited by United States federal or state securities laws.

(c) No Conflicts. The execution, delivery and performance by such Member of this Agreement do not conflict with any other agreement or arrangement to which such Member is a party or by which it is or its assets are bound.

(d) No Liens. All property contributed to the Company by such Member and any property thereafter to be contributed to the Company by such Member, has been or will be duly and lawfully acquired and will be contributed to the Company without any liens or encumbrances.

(e) Own Account. Such Member is and will be acquiring its interest in the Company for investment purposes only for his or its own account and not with a view to the distribution, reoffer, resale, or other disposition not in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and applicable state or foreign securities laws.

(f) Expertise. Such Member alone or together with his or its representatives, possesses such expertise, knowledge, and sophistication in financial and business matters generally, and in the type of transactions in which the Company proposes to engage in particular, that such Member is capable of evaluating the merits and economic risks of acquiring and holding Units, and that such Member is able to bear all such economic risks now and in the future.

(g) Access to Information. Such Member has had access to all of the information with respect to his or its Units that such Member deems necessary to make a complete evaluation thereof.

(h) Own Evaluation. Such Member’s decision to acquire Units for investment has been based solely upon the evaluation made by such Member.

(i) Awareness of Economic Risk. Such Member is aware that he, she or it must bear the economic risk of such Member’s investment in the Company for an indefinite period of time because Units have not been registered under the Securities Act or under the securities laws of any state or foreign jurisdiction, and, therefore, such Units cannot be sold unless they are subsequently registered under the Securities Act and any applicable state or foreign securities laws or an exemption from registration is available.

(j) Transfer Restrictions. Such Member is aware that this Agreement provides restrictions on the ability of a Member to Transfer Units, and such Member will not seek to effect any Transfer other than in accordance with such restrictions.

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(k) No Registration of Units. Such Member acknowledges that the Units have not been registered under the Securities Act, or qualified under any state securities law or under the laws of any other jurisdiction, in reliance, in part, on such Member’s representations, warranties and agreements herein.

(l) No Obligation to Register. Such Member represents, warrants and agrees that the Company and the Management Committee are under no obligation to register or qualify the Units under the Securities Act or under any state securities law or under the laws of any other jurisdiction, or to assist such Member in complying with any exemption from registration and qualification.

(m) Accredited Investor. Such Member (or each beneficial owner (within the meaning of Rule 501 of Regulation D promulgated under the Securities Act) of such Member) is, and at such time that it makes any additional Capital Contributions to the Company, will be, an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, unless such Member has notified the Company in writing that it is not an accredited investor.

(n) Tax Advisors. The Member has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of rights and obligations contemplated by this Agreement. With respect to such matters, such Member relies solely an such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Member understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this Agreement.

(o) No ERISA Funds. No part of the funds used by such Member to acquire Units constitutes assets of any “employee benefit plan” within the meaning of Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or assets allocated to any insurance company separate account in which any such employee benefit plan (or its related trust) has any interest, or any “Individual retirement account” or “individual retirement annuity” within the meaning of Section 408 of the Code or otherwise constitutes “plan assets” within the meaning of Section 3(42) of ERISA. If at any time such Member’s status set forth in this Section 4.1(o) changes, such Member will immediately notify the Management Committee of such change.

ARTICLE V
MANAGEMENT

5.1 Management by the Management Committee. The business and affairs of the Company shall be managed and controlled exclusively by or under the direction of a management committee (the “Management Committee”), which may exercise all such powers of the Company and do all such lawful acts and things as are not by law or by this Agreement directed or required to be exercised or done by the Members.

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5.2 Management Committee.

(a) Number of Managers. The Management Committee shall consist of not less than three (3) Managers and not more than nine (9) Managers.

(b) Manager Qualifications. A Manager need not be a resident of the State of Delaware. A Manager shall hold office until the earlier of his resignation or removal in accordance with the provisions of this Agreement or the Act.

(c) Management Committee Representation. The number of Managers comprising the Management Committee will initially be six (6) Initially, three (3) Managers shall be designated by Arcadia (“Arcadia Managers”) and three (3) Managers shall be designated by BUSA (“BUSA Managers”). The initial Arcadia Managers shall be Eric Rey, Roger Salameh, and Vic Knauf, and the initial BUSA Managers shall be Federico Trucco, Geronimo Watson and Claudio Dunan. Subject to Section 5.2(a), a Supermajority in Interest of the Members may increase or decrease the number of Managers comprising the Management Committee, provided that the number of Managers shall be set, and such Managers shall be designated, such that the number of Managers designated by each Member is approximately reflective of such Members’ respective Percentage Interests. Each of the Members agrees to vote such Member’s Units to effectuate the foregoing provisions.

5.3 Resignation of Manager. A Manager may resign at any time by delivering written notice to the Members. The resignation of a Manager shall take effect upon the Members’ receipt of notice thereof or at such later time as shall be specified in such notice, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Such resignation shall not affect the resigning Manager’s rights and liabilities as a Member, if applicable.

5.4 Removal of Manager; Vacancies. A Manager may be removed or replaced only by those Persons with the right to designate such Manager as set forth in Section 5.2(c); provided, however, that a Manager may be removed by a Supermajority in interest of the Members if such removal is for Cause. For purposes of this Agreement, “Cause” means fraud, willful misconduct, gross negligence, chronic absenteeism, conviction of any felony or any misdemeanor involving moral turpitude, or a willful violation of a material provision of this Agreement applicable to the Manager, solely in that capacity. A Manager may also be removed to give effect to Section 5.2(c) in the event of a material decrease in any Member’s Percentage Interest. Any vacancies or newly created Manager positions resulting from any increase in the number of Managers shall be filled in accordance with Section 5.2(c).

5.5 Meetings of the Management Committee; Action by the Management Committee.

(a) Place of Meetings. The Management Committee may hold meetings, both regular and special, either within or without the State of Delaware.

(b) Regular Meetings. The Management Committee shall hold a regular meeting, to be known as the Annual Meeting, on such annual date as may be determined by the Management Committee. Other regular meetings of the Management Committee may be held at such time and place as shall from time to time be determined by the Management Committee, but no less frequently than semi-annually. No notice of regular meetings need be given, other than by announcement at the immediately preceding regular meeting.

(c) Special Meetings. Special meetings of the Management Committee may be called by any Manager. Notice of any special meeting of the Management Committee shall be given such that it is received by all Managers at least seventy-two (72) hours prior thereto, either in writing or telephonically, if confirmed promptly in writing, to each Manager at the address shown for such Manager on the records of the Company.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(d) Waiver of Notice; Business and Purpose. Notice of any meeting of the Management Committee may be waived in writing signed by the person or persons entitled to such notice either before or after the time of the meeting. The attendance of a Manager at any meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and at the beginning of the meeting records such objection with the person acting as secretary of the meeting and does not thereafter vote on any action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular of special meeting of the Management Committee need be specified in the notice or waiver of notice of such meeting.

(e) Quorum. At all meetings of the Management Committee a majority of the total number of Manager shall constitute a quorum for the transaction of business. Withdrawal of Managers from any meeting shall not cause the failure of a duly constituted quorum at such meeting.

(f) Manner of Acting. The act of a majority of the Managers on the Management Committee shall be the act of the Management Committee for all purposes under this Agreement (and notwithstanding the provisions of Section 5.5(el), except as may be otherwise specifically provided by this Agreement or by the Certificate of Formation. If there is an even number of Managers and the Managers are deadlocked as to any action to be taken or determination or decision to be made by the Managers, then such action, determination or decision shall be decided by the Members based on the approval of a Supermajority in Interest of the Members.

(g) Action without Meeting. Unless otherwise specifically prohibited by the Certificate of Formation or this Agreement, any action required or permitted to be taken at any meeting of the Management Committee or of any subcommittee thereof may be taken without a meeting if the action is evidenced by one or more written consents signed by the number of Managers required to approve such action, setting forth the action so taken, and filed with the minutes of the proceedings of the Management Committee or such subcommittee.

(h) Attendance by Telephone. Members of the Management Committee, or any subcommittee thereof, may participate in and act at any meeting of the Management Committee, or such subcommittee, as the case may be, through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can identify and hear each other. Participation in such meeting shall constitute attendance and presence in person at the meeting of the person or persons so participating.

(i) Meeting Minutes. Draft minutes of each meeting of the Management Committee shall be submitted to the Managers and Members within thirty (30) days of the meeting date.

 5.6 Authority of Management Committee. Subject to the provisions of Sections 5.8 and 5.9, the Management Committee shall have sole and unfettered discretion with respect to all determinations, decisions, consents, approvals, actions and the like by the Management Committee pursuant to this Agreement or under the Act. Without limiting the generality of the foregoing, in addition to the rights and obligations of the Management Committee provided for elsewhere in this Agreement, subject to Sections 5.8 and 5.9, the Members hereby authorize the Management Committee (or any subcommittee of the Management Committee established in accordance with Section 5.12):

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(a) to supervise the business of the Company and to make those general decisions regarding the affairs of the Company;

(b) to preside at all Company meetings;

(c) to open accounts in the name of the Company with banks and other financial institutions and designate, replace and remove from time to time all signatories on such bank accounts;

(d) to invest Company funds for the benefit of the Company temporarily in time deposits, short-term governmental obligations, commercial paper or other investments;

(e) to pay all bills, invoices and expenses properly incurred by and on behalf of the Company;

(f) to purchase policies of comprehensive general liability insurance and to purchase such other insurance coverage as the Management Committee shall determine to be necessary or desirable to insure Covered Persons (including in connection with the Company’s indemnification obligations under Section 9.3) or to protect the Company’s assets and business;

(g) to execute on behalf of the Company all agreements, contracts, instruments and documents entered into in accordance with this Agreement, including, without limitation, checks, drafts, notes and other negotiable instruments, mortgages or deeds of trust, security agreements, financing statements, documents providing for the acquisition, lease, mortgage or disposition of the Company’s assets, assignments, bills of sale, leases, and any other instruments or documents in connection with the business of the Company;

(h) to comply with, or cause to be complied with, all provisions of the Act governing the administration of a limited liability company, including but not limited to, filing with the Delaware Secretary of State any required amendment to the Certificate of Formation;

(i) to keep all books of account and other records required by the Company, keep vouchers, statements, receipted bills and invoices and all other records, covering all collections, disbursements and other data in connection with the Company;

(j) to prosecute, defend, compromise and settle claims by or against the Company;

(k) subject to any other requirements in this Agreement, to determine if and when distributions shall be made to the Members; and

(l) to perform such other acts as are set forth herein or as the Management Committee shall determine to be necessary or appropriate in connection with the Company’s business.

5.7 Actions Requiring Special Approval by Managers. Notwithstanding anything to the contrary in the foregoing provisions, and subject to the provisions of Sections 5.8 and 5.9, the Management Committee shall not have the authority to enter into any of the following actions or transactions for or on behalf of the Company without the approval of at least five-sixths (5/6) of the Management Committee, which approval of the Management Committee may be in writing or given by affirmative vote at any duly called meeting of the Management Committee, in each case in accordance with Section 5.5, provided, that the approval of any action set forth in Section 5.7(a) shall additionally require at least a majority of the disinterested Managers:

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(a)  engage in any transaction or enter into any agreement on behalf of the Company with any Manager, Officer or Member or any Affiliate of any Manager, Officer or Member;

(b)  approve the annual Work Plan for the Company or amend or otherwise modify in any material respect the Work Plan;

(c) to hire and employ, or enter into any employment, consulting or similar agreement with, any Company personnel, accountants, legal counsel, consultants, independent contractors and other Persons to perform services for the Company and to compensate them from Company funds;

(d) incur or obligate the Company to incur any expense in excess of *** or debt obligation in excess of ***  per annum in a single transaction or series of related transactions (other than expenses or debt obligations reflected in the most recently approved Work Plan, as amended);

(e) grant or suffer to exist any lien, encumbrance of other security interest in respect of any property or asset of the Company (including, without limitation, any equity interest in any subsidiary of the Company) other than in the ordinary course of business or in connection with the incurrence of indebtedness reflected in the Work Plan;

(f) enter into, prepay in whole or in part, refinance increase, modify or extend any loan, credit facility or other borrowing arrangement of the Company or provide any guaranty, surety, bond or other financial support for the benefit of any Person, including (without limitation) any Member or Manager, or in connection with any of the foregoing, execute any extensions or renewals of encumbrances on any or all of the assets of the Company;

(g) confess a judgment against the Company involving (i) any criminal sanction, (ii) any injunction, (iii) civil liability in excess of *** or (iv) any judgment relating to a Member (or a Member’s employee(s), director(s) or officer(s)), its Affiliates, or its Intellectual Property Rights; and

(h) acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any Person, assets, securities, properties, interests or businesses if such acquisition is in excess of *** in the aggregate.

5.8 Restrictions on Power of Managers; Supermajority Member Approval. Notwithstanding any other provision of this Agreement, the Management Committee shall not have the authority to enter into any of the following actions or transactions for or on behalf of the Company without the consent of a Supermajority in interest of the Members, which consent of the Members may be in writing or given by affirmative vote at any duly called meeting of the Members.

(a) prior to the actual termination of the Company, sell all or substantially all of the property of the Company;

(b)  approve distributions of reserves;

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) merge or consolidate the Company with any other entity, or otherwise cause the Company to participate in any reorganization with any other entity;

(d) terminate, liquidate and wind up the Company, except as otherwise provided in Section 12.1;

(e) issue additional Units or equity securities of any kind with respect to the Company (including, without limitation, any instruments convertible or exchangeable into Units in or equity securities of the Company), other than as permitted by Sections 3.1, 3.2 and 3.4;

(f) increase or decrease the size of the Management Committee;

(g) engage in any business activity other than that which is consistent with the Company purpose as set forth in Section 2.3;

(h) file a petition in bankruptcy or seek the reorganization or the appointment of a receiver on behalf of the Company, or

(i) amend the Company’s Certificate of Formation, except as required by the Act, or as otherwise required to preserve the Company’s status as a partnership for federal income tax purposes.

5.9 Prohibited Acts. No Manager or Member shall knowingly perform any act or enter into any transaction or agreement that contravenes any provision of this Agreement.

5.10 Reliance Upon Actions by the Managers. Any Person dealing with the Company may rely without any duty of inquiry upon any action taken by any Manager on behalf of the Company. Any and all deeds, bills of sale, assignments, mortgages, deeds of trust, security agreements, promissory notes, leases, and other contracts, agreements or instruments executed by any Manager on behalf of the Company in accordance with this Agreement shall be binding upon the Company, and all Members agree, that a copy of this ARTICLE V may be shown to the appropriate parties in order to confirm the same. Without limiting the generality of the foregoing, any Person dealing with the Company may rely upon a certificate or written statement signed by any Manager as to:

(a) the identity of each Member, Manager and Officer;

(b) the existence or nonexistence of any fact that constitutes a condition precedent to acts by a Manager or that are in any other manner germane to the affairs of the Company:

(c) the Persons who are authorized to execute and deliver any instrument, agreement or document on behalf of the Company; or

(d) any act or failure to act by the Company on any other matter whatsoever involving the Company or any Member (in each case in relation to this Agreement or the business of the Company).

5.11 Independent Activities. Notwithstanding any other provision of this Agreement, each Manager may engage in whatever other businesses and activities such Manager may choose, provided that such other activities do not unreasonably interfere with the ability of such Manager to satisfy and perform his obligations under this Agreement.

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5.12 Subcommittees. The Management Committee may designate one or more subcommittees, which may be comprised of two (2) or more Managers and such Managers shall be designated by the Members approximately in accordance with the Members’ respective Percentage Interests. Except as expressly limited by this Agreement or the Certificate of Formation, any such subcommittee shall have and may exercise such powers as the Management Committee may determine and specify in the resolution designating such subcommittee. Each subcommittee shall keep a record of proceedings and report the same to the Management Committee to such extent and in such form as the Management Committee may require.

5.13 Appointment of Officers. From time to time, the Management Committee may appoint such officers of the Company (each, an “Officer”) as deemed reasonably necessary or appropriate for the operation and management of the Company. Upon the appointment of any Officer, the Management Committee shall determine the title, duties, responsibilities and compensation of such Officer, and shall be entitled to delegate to such Officer those duties and obligations of the Managers as set forth herein that are consistent with such Officer’s position and scope of responsibility; provided, however that such Officer shall be subject to the same restrictions on his or her authority and conduct as are applicable to the Managers pursuant to the provisions of Sections 5.8 and 5.9, and provided, further, that such delegation shall not relieve any Manager of his duly to act in good faith and in a manner that such Manager reasonably believes to be in the best interests of the Company. Each Officer shall serve at the pleasure of the Management Committee, and any appointment or delegation pursuant to this Section 5.13 may be revoked by the Management Committee at any time.

5.14 Appointment of Chairman of the Management Committee. The Management Committee may elect a chairman and, if specifically designated by the Management Committee, the chairman may act as the chief executive officer of the Company. If elected, the chairman will preside at all meetings of the Management Committee and be vested with such other powers and duties as the Management Committee may from time to time delegate to him or her in accordance with the other provisions of this Agreement.

5.15 Salary and Expenses. Each Manager and Officer shall be reimbursed for his or her reasonable expenses incurred on behalf of the Company and shall receive such compensation (including no compensation) for services rendered in his or her capacity as a Manager or Officer as may be determined from time to time by the Management Committee. Notwithstanding the foregoing, no Manager employed by a Member or an Affiliate of a Member (other than the Company) shall receive compensation by the Company for services rendered in his or her capacity as a Manager, nor shall such Manager be reimbursed by the Company for expenses incurred on behalf of the Company, absent a separate, written agreement between the Company and such Manager.

5.16 Adjustments for Inflation. All U.S. Dollar amounts indicated in this ARTICLE V shall be adjusted annually based on the United States Department of Labor Bureau of Labor Statistics Consumer Price Index for all urban consumers, with January 2012 as the benchmark.

ARTICLE VI

PAYMENTS AND DISTRIBUTIONS

6.1 Distributions of Net Available Cash flow. Subject to Sections 6.2, 6.4, 6.6 and ARTICLE XII, distributions of Net Available Cash Flow shall be made as and when determined by the Management Committee to the Members, pro rata, in accordance with their respective Percentage Interests, provided, however, that any such distribution shall be subject to restrictions that may be imposed upon the Company by third party lenders.

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6.2 Distributions in Liquidation. Following the dissolution of the Company and the commencement of winding up and the liquidation of its assets, distributions to the Members shall be governed by Section 12.2.

6.3 Amounts Withheld. All amounts withheld (to the extent required by the Code or any applicable provisions of federal, state, or local tax law) with respect to any allocation or distribution to the Members from the Company shall be treated as amounts distributed to the relevant Members for all purposes of this Agreement If any such withholding requirement with respect to any Member exceeds the amount distributable to such Member under the applicable provision of the Agreement, or if any such withholding requirement was not satisfied with respect to any amount previously allocated or distributed to such Member, such Member and any successor or assignee with respect to such Member’s Units hereby agrees to indemnify and hold harmless the Managers and the Company for such excess amount of such withholding requirement, as the case may be.

6.4 State Law limitation on Distributions. Notwithstanding any provision to the contrary contained in this Agreement, the Management Committee shall not make a distribution to any Member on account of its Units if such distribution would violate the Act or other applicable law.

6.5 Liability For Repayment of Distributions. The Members acknowledge and agree that pursuant to § 18-607(c) of the Act, a member of a limited liability company who receives a distribution from a limited liability company is liable for a period of three (3) years following such distribution to return the distribution to the limited liability company if an action to recover such distribution is commenced prior to the expiration of such three (3)-year period, and an adjudication at liability is made against such member in such action. The Management Committee does not intend to make a distribution of Net Available Cash Flow to the Members if any such distribution would be required to be returned by the Members in accordance with the foregoing.

6.6 Tax Distribution.

(a) Making a Tax Distribution. To the extent of Net Available Cash Flow, the Management Committee shall make quarterly distributions to each of the Members in an amount intended to enable each Member to discharge such Member’s U.S. federal, state and local income tax liabilities (including estimated income tax liabilities) arising from allocations of any items of Profits, Losses, income, gain, loss, expense, deduction and credit of the Company to the Member for which such an allocation is required (a “Tax Distributions”); provided, however, that any such Tax Distribution shall be subject to restrictions that may be imposed upon the Company by third party lenders.

(b) Amount of Tax Distribution. In determining the amount of any Tax Distribution, it shall be assumed that (i) the items of Profits, Losses, income, gain, deduction, loss, expense, and credit in respect of the Company were the only such items entering into the computation of tax liability of the Members for the Fiscal Year in respect of which the Tax Distribution was made, and (ii) the Members were subject to income tax at the Effective Tax Rate.

(c) Limitations on Tax Distributions. The amount to be distributed to a Member as a Tax Distribution in respect of any fiscal Year shall be computed as if any prior distributions made pursuant to Section 6.1 during such Fiscal Year were a Tax Distribution in respect of such fiscal Year. The amount of a Tax Distribution shall take into account any other tax amounts withheld or paid with respect to such Member in accordance with Section 6.3.

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(d) Effect of Tax Distributions. Any Tax Distribution made pursuant to this Section 6.6 shall be considered an advance against the next distribution(s) payable to the applicable Member pursuant to Section 6.1 and shall reduce such distribution(s) on a dollar-for-dollar basis. No Member shall be liable to the Company for any amount distributed to it pursuant to this Section 6.6. or for any interest on such amount.

6.7 Compensation. A Member may perform services, provide technology licenses, or otherwise provide value to the Company pursuant to any transaction entered into in accordance with Section 5.7(a) between the Company and such Member. In such instances, the disinterested Members of the Management Committee, in accordance with Section 5.7(a), shall negotiate and agree on behalf of the Company the consideration to be paid to such Member. Notwithstanding anything in this Agreement to the contrary, any consideration paid pursuant to such transaction, or pursuant to a Paid-For Services Agreement, as contemplated in Section 3.3, shall be treated as a guaranteed payment, within the meaning of Code Sec 707(c), paid to such Member from the Company and not as a distribution. Any such guaranteed payment shall constitute a Company expense and shall accordingly reduce Net Available Cash Flow, proceeds available for distribution pursuant to Section 12.2, and any allocations of Profits and Losses provided for elsewhere in this Agreement.

6 8 Right to Set-Off. The Member, Management Committee and the Company acknowledge the existence of the Funding Option and Stock Purchase Agreement pursuant to which, among others, Arcadia has a put-right that permits it to cause Bioceres to acquire shares of stock in Bioceres, which shares of stock are then held by Arcadia (or one of its Affiliates). Notwithstanding anything in this Agreement to the contrary, at Arcadia’s sole and absolute discretion but subject to the limitations contained in the Funding Option and Stock Purchase Agreement, in lieu of remitting a BUSA Distribution to BUSA pursuant to this Agreement, including but not limited to a BUSA Distribution pursuant to Section 12.2(b), the Company shall remit such BUSA Distribution, net of any related tax cost to BUSA and Bioceres (including corporate income tax imposed on BUSA and withholding tax imposed on the distribution of such cash to Bioceres), directly to Arcadia, which amounts, when and to the extent actually received by Arcadia, shall reduce and offset any amounts due Arcadia from Bioceres pursuant to the Funding Option and Stock Purchase Agreement. Notwithstanding any such remittance by the Company of the BUSA Distribution directly to Arcadia, such amount shall be treated, for all purposes as having been (i) first distributed to BUSA pursuant to this Agreement, (ii) then distributed by BUSA to Bioceres, and (iii) having been paid to Arcadia in satisfaction of Bioceres’ obligations pursuant to the Funding Option and Stock Purchase Agreement.

6.9 Inclusion of Unit Holder. Except as otherwise provided herein, the term “Member” for purposes of this ARTICLE VI, shall include a Unit Holder.

ARTICLE VII
ALLOCATION OF PROFITS AND LOSSES

7.1 Profit and Loss Allocations. Subject to the other provisions of this ARTICLE VII, for purposes of adjusting the Capital Accounts of the Members, the Profits, Losses and to the extent necessary, individual items of income, gain, loss, credit and deduction, for any fiscal year shall be allocated among the Members in a manner that as closely as possible gives economic effect to the provisions of ARTICLE VI and ARTICLE XII and the other relevant provisions of this Agreement, assuming solely for this purpose that Section 12.2(b) provided for amounts to be distributed in accordance with ARTICLE VI (without regard to Section 6.2 thereof).

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7.2 Tax Allocations.

(a) Except as otherwise provided in Section 7.2(b), for income tax purposes, all items of income, gain, loss, deduction and credit of the Company for any tax period shall be allocated among the Members in accordance with the allocation of Profits and Losses prescribed in this ARTICLE VII and Appendix 1 hereto.

(b) In accordance with Code Section 704(c) and the Regulations thereunder, income gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value under the Traditional Method as defined under Treasury Regulations Section 1.704-3(b), unless otherwise determined by the Management Committee. In the event the Gross Asset Value of any Company asset is adjusted pursuant to Appendix 1 hereto, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder, provided, however, that unless otherwise determined by the Management Committee, the Company shall not adopt the Traditional Method with Curative Allocations as defined under Treasury Regulations Section 1.704-3(c) or the Remedial Allocation Method as defined under Treasury Regulations Section 1.704-3(d) that would require any Member to report any item of income or gain for Code Section 704(c) purposes that differs in amount or timing from the taxable income that the Company allocates to such Member under Code Section 704(b). Allocations pursuant to this Section 7.2(b) are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses or other items or distributions pursuant to any provision of this Agreement.

7.3 Knowledge of Tax Consequences. The Members are aware of the income tax consequences of the allocations made by this ARTICLE VII and Appendix 1 hereto and hereby agree to be bound by the provisions of this ARTICLE VII and Appendix 1 hereto in reporting their distributive shares of the Company’s taxable income and loss for income tax purposes.

7.4 Transferor - Transferee Allocations. Income, gain, loss, deduction or credit attributable to any Units which have been Transferred shall be allocated between the transferor and the transferee under any method allowed under Code Section 706 and the Regulations thereunder as agreed by the transferor and the transferee.

7.5 Rights of Unit Holders. Except as otherwise provided herein, the term “Member” for purposes of this ARTICLE VII shall include a Unit Holder.

ARTICLE VIII

LIABILITIES, RIGHTS AND OBLIGATIONS OF MEMBERS

8.1 Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement and except as otherwise required by any non-waivable provision of the Act or other applicable law; (a) no Member in its capacity as such shall be personally liable in any manner whatsoever for any debt, liability or other obligation of the Company, whether such debt, liability or other obligation arises in contract, tort or otherwise, solely by reason of being a Member or Manager of the Company; and (b) no Member in its capacity as such shall in any event have any liability whatsoever in excess of the following (without duplication), solely by reason of being a Member or Manager of the Company; (i) the amount of any unfulfilled unconditional obligation of such Member to make Capital Contributions to the Company, (ii) its share of any assets and undistributed profits of the Company, and (iii) the amount of any wrongful distribution to such Member, if, and only to the extent, the return of such wrongful distribution is required by this Agreement or by a non-waivable provision of the Act. Nothing in this Section 8.1 shall be deemed to limit a Member’s liability to the Company or to another Member in respect of any fraud by such Member, any breach by such Member of its representations and warranties in ARTICLE IV or pursuant to any express provision of this Agreement.

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8.2 Access to Company Records. Upon the written request of any Member, the Management Committee shall permit such Member, at a reasonable time to both a Manager and the Member, to inspect and copy, at the Member’s expense, the Company records required to be maintained pursuant to Section 10.1.

8.3 Authority to Bind the Company, Management Authority. Unless authorized to do so by this Agreement or authorized in writing by the Management Committee, no Member or group of Members shall have any power or authority to bind the Company in any way, to pledge the Company’s credit, to render the Company liable for any purpose, or to otherwise engage in the management of the Company.

8.4 Waiver of Action for Partition. Each Member irrevocably waives during the term of the Company (as described in Section 2.6) any right that such Member may have to maintain any action for partition with respect to assets of the Company.

8 5 Cooperation With Tax Matters Partner. Subject to the other provisions of this Agreement, each Member agrees to cooperate with the Tax Matters Partner with respect to any action reasonably required by the Tax Matters Partner in connection with the Tax Matters Partner’s conduct of proceedings involving the Company.

8.6 Acknowledgement of Liability and Withholding for Foreign State and Local Taxes.

(a) To the extent that the laws of any Taxing Jurisdiction require, each Member requested to do so by the Management Committee shall submit an agreement indicating that the Member shall make timely income tax payments to the Taxing Jurisdiction and that the Member accepts personal jurisdiction of the Taxing Jurisdiction with regard to the collection of income taxes, interest, and penalties attributable to the Member’s income. If a Member fails to provide such agreement, the Company may withhold or pay over to such Taxing Jurisdiction the amount of tax, penalty, and interest determined under the laws of the Taxing Jurisdiction with respect to such income to the extent the Company is required to do so under applicable law.

(b) Notwithstanding any other provision of this Agreement, the Management Committee is authorized to take any action (which includes but is not limited to withholding and remitting amounts) necessary to cause the Company to comply with any foreign or U.S. federal, state, provincial, or local withholding or deduction requirement with respect to any allocation, payment or distribution by the Company to any Member or other Person.

8.7 Limitation On Bankruptcy Proceedings. No Member, without the approval of a Supermajority in Interest of the Members, shall file or cause to be filed any action in bankruptcy involving the Company.

8.8 Voting Rights. The Members shall have the right to vote on the matters specifically reserved for their approval or consent set forth in this Agreement and/or the Act.

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8.9 Voting Procedure. In any circumstances requiring approval or consent by the Members, such approval or consent shall except as otherwise provided to the contrary in this Agreement, be given or withheld in the sole and absolute discretion of the Members. If the Management Committee receives the necessary approval or consent of the Members to such action, the Management Committee shall be authorized to implement such action without further authorization by the Members. Except as otherwise provided herein, each Member entitled to vote shall have a vote equal to its then-current relative Percentage Interest in the Company.

8.10 Meetings of Members. The Management Committee shall convene a meeting of the Members upon the request of any Member. Unless such requirement is waived in writing by all of the Members who do not attend the meeting, written on printed notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally, by mail or by confirmed electronic mail or confirmed facsimile, by or at the direction of the Management Committee or Person calling the meeting, to each Member entitled to vote at such meeting Any meeting of Members shall be held at the Company’s principal place of business or at such other place as the Management Committee shall determine. Any Member may participate in any meeting of Members by means of a conference telephone, videoconference or similar communication equipment, provided that all participants in such meeting are able to simultaneously hear and speak with each other.

8.11 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by the necessary Members entitled to vote and required to approve such action and delivered to the Company for inclusion in the minutes or for filing with the Company records Any signature page delivered electronically or by facsimile (including without limitation transmission by ..pdf) shall be binding to the same extent as an original signature page Action taken under this Section 8.11 is effective when the Members required to approve such action have signed the consent, unless the consent specifies a different effective date The record date lot determining Members entitled to take action without a meeting shall be the date the first Member signs a written consent.

8.12 Restrictive Covenants.

(a) Confidentiality.

(i) Each Member hereby acknowledges that through its involvement with the Company, it will have access to and become aware of Confidential Information, and that the protection of the Confidential Information is necessary to protect and preserve the value of the Company and its business In such regard, subject to the provisions of Section 8.12(a)(II). each Member hereby covenants that it shall keep such Confidential information confidential (and cause its representatives to keep such Confidential Information confidential) and shall not (and shall cause its representatives to not), without the prior written consent of the Company, use or disclose any Confidential Information for any reason other than in pursuing the business interests of the Company or performing their responsibilities and exercising their rights set forth in that certain Letter Agreement, dated as of February 24, 2012 by and among Bioceres, BUSA and Arcadia (the “Letter Agreement”), or in the Current Related Agreements or Future Related Agreements (as such terms are defined in the Letter Agreement), or engage in, or knowingly refrain from, any action, where such action or inaction would result in the unauthorized disclosure of any Confidential Information to any Person.

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(ii) A Member shall be permitted to disclose Confidential Information to third parties to the extent, but only to the extent (A) the Company provides its express prior written consent to such disclosure; (B) necessary for obtaining financial, tax and/or legal advice from one or more advisors, which advisors owe the Member a similar duty of confidentiality with respect to such Confidential Information; or (C) required by law: provided further, that prior to making any disclosure of Confidential information required by law (whether pursuant to a deposition, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand, or other similar process), the Member must notify the Company of the Member’s intent to make such disclosure within a reasonable time prior to such disclosure, so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Section 8.12 and may participate with the Member in determining the amount and type of Confidential Information, if any, which must be disclosed in order to comply with applicable law. In the event that such protective order or other remedy is not obtained, or that the Company waives compliance with the terms hereof, the Member may disclose only that portion of the Confidential Information that is legally required to be disclosed and shall exercise reasonable efforts to obtain assurances that confidential treatment will be accorded to such Confidential information.

(iii) Promptly after a Person ceases to be a Member of the Company, such Person shall return to the Company any Confidential Information that is in tangible or electronic form and that is then in such Person’s possession, except to the extent such Member requires such information to exercise rights such Person retains after such time pursuant to the Letter Agreement or the Current Related Agreements or Future Related Agreements (as defined in the Letter Agreement), as applicable. Each Member further agrees that, at the request of Company, such Member will execute a written statement certifying that the Member has satisfied the requirements of this Section 8.12(a)(iii).

(iv) For purposes of this Section 8.12(a), “Confidential Information” means all information concerning or related to the business, operation, financial condition or prospects of the Company or any Member (whether prepared by the Company, a Member, their respective advisors or otherwise, and regardless of the form in which such information appears and whether or not such information has been reduced to a tangible form), and shall specifically include (without limitation). (A) all information regarding the members, managers, officers, directors, employees, equity holders, customers, suppliers, distributors, sales representatives and licensees of the Company and its Members, in each case whether past, present or prospective; (B) all inventions, discoveries, trade secrets, processes, techniques, software, methods, formulae, ideas and know-how of the Company and its Members; (C) all financial statements, audit reports, budgets and business plans or forecasts of the Company and its Members; and (D) all analysis, compilation,, forecasts, data studies, notes, translations, memoranda, or other documents or materials, prepared by or for the Member containing, based on, generated or derived from. in whole or in part, any Confidential Information “Confidential Information” does not include information which (a) was already in the Member or its representatives possession prior to the time of disclosure to it by or on behalf of the Company, provided that the source of such information was not and is not bound by any contractual or other obligation of confidentiality to the Company or any third party with respect to any of such information, (b) was or becomes generally available to the public other than as a result of a disclosure by such Member or its representatives, (c) becomes available to such Member or any of its representatives on a non-confidential basis from a source other than the Company, provided that such source is not bound by any contractual or other obligation of confidentiality to the Company or any other person with respect to such information or (d) is independently developed by or for such Member or its representatives without using the Confidential Information.

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(v)  Notwithstanding the restrictions set forth in this Section 8.12(a) to the extent required by law, Members may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure (as such terms are defined in Code Sections 6011,6111 and 6112 and the Regulations thereunder) of the Company or of any transaction undertaken by the Company and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

(vi) The confidentiality provisions of this Section 8.12(a) shall survive a Withdrawal Event termination of this Agreement or a dissolution of the Company under Article XII.

(b) Injunctive Relief. Each Member hereby acknowledges and agrees that (i) the provisions of Section 8.12(a) are reasonable and necessary to protect the legitimate business interests of the Company, (ii) any violation by any such party of any of its covenants contained in Section 8.12(a) would result in irreparable injury to the Company, the exact amount of which would be difficult, if not impossible, to ascertain or estimate, and (iii) the remedies at law for any such violation would not be reasonable or adequate compensation to the Company for such a violation. Accordingly, each Member hereby agrees that, if any Member (including, if applicable, any Affiliate thereof), directly or indirectly, violates any of his covenants under Section 8.12(a) then, in addition to any other remedy which may be available to the Company at law or in equity, the Company shall be entitled to specific performance and injunctive relief against such violating party (including any Affiliate), without posting bond or other security, and without the necessity of proving actual or threatened damage or harm.

(c) Inclusion of Unit Holders. For purposes of this Section 8.12 except in connection with determining a Supermajority in Interest of the Members, the term “Member” shall also include a Unit Holder.

8.13 Ownership of Intellectual Property.

(a) Any and all Intellectual Property Rights developed solely by the employees of the Company shall initially belong solely to the Company. The Company shall obtain from all employees of and consultants (other than BUSA, Arcadia and their respective Affiliates) to the Company a standard Employee Inventions Assignment and Non-Solicitation Agreement in a form acceptable to the Management Committee or else be a party to a separate agreement with terms at least as restrictive as those determined thereby.

(b) Arcadia and Bioceres have specified in Exhibit C of the Letter Agreement certain rights and licenses to be granted under Intellectual Property Rights owned or controlled by the Company. Bioceres and/or Arcadia or created in the course of the Company’s Business. The Company, Bioceres and Arcadia will, after the Effective Date, enter into agreements to effect the intent of Exhibit C to the Letter Agreement, as provided in the Letter Agreement.

8.14 Work Plan. Within thirty (30) days of BUSA’s admission as a Member of the Company, the Members shall establish the Work Plan for the remainder of calendar year 2012. Prior to the first day of each calendar year thereafter, the Members shall establish the Work Plan for such following calendar year. The Work Plan shall, among other things, set forth the services to be provided by the Members to the Company for the applicable year and any compensation to be provided by the Company in exchange therefore. The Work Plan shall be deemed established on the date it receives approval from a the Management Committee in accordance with Section 5.7(b).

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ARTICLE IX

LIABILITY, EXCULPATION AND INDEMNIFICATION

9.1 Liability. Except as otherwise provided by the Act or as expressly provided herein, the debts, obligations and liabilities of the Company, whether arising in contract, ton or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Covered Person.

9.2 Exculpation. No Covered Person shall be liable to the Company or any Member for any act or omission taken or suffered by such Covered Person in good faith and in the reasonable belief that such act or omission is in or is not contrary to the best interests of the Company and is within the scope of authority granted to such Covered Person by this Agreement, provided that such act or omission is not in violation of this Agreement and does not constitute Disabling Conduct by the Covered Person.

9.3 Indemnification.

(a) The Company shall, to the fullest extent permitted by applicable law, defend, indemnity hold harmless and release each Covered Person for, from and against all claims, demands, liabilities, costs, expenses, damages, losses, suits, proceedings and actions, whether judicial, administrative, investigative or otherwise of whatever nature, known or unknown, liquidated or unliquidated (“Claims”), that may accrue to or be incurred by any Covered Person, or in which any Covered Person may become involved, as a party or otherwise, or with which any Covered Person may be threatened, relating to or arising out of the business and affairs of, or activities undertaken in connection with, the Company, including amounts paid in satisfaction of judgments in compromise or settlement, or as fines or penalties, and fees and expenses of legal counsel or other professional advisors incurred in connection with the preparation for or defense or disposition of any investigation, action, suit, arbitration or other proceeding (a “Proceeding”), whether civil or criminal (all of such Claims and amounts covered by this Section 9.3 and all expenses referred to in this Section 9.3(a) are referred to as “Damages”), except to the extent that it is ultimately determined that such Damages arose from Disabling Conduct of such Covered Person. The termination of any Proceeding by settlement shall not of itself, create a presumption that any Damages relating to such settlement arose from a material violation of this Agreement by, or Disabling Conduct of, any Covered Person. No Member or Members shall be required to indemnity any Covered Person. Any indemnification pursuant to this Section 9.3 will be made only out of the assets of the Company and will in no event cause any Member to incur any personal liability nor will it result in any liability of the Members to any third party.

(b) Expenses incurred by a Covered Person in defense or settlement of any Claim that may be subject to a right of indemnification hereunder shall be advanced by the Company prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to be indemnified hereunder. The right of any Covered Person to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Covered Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Covered Person’s heirs, personal representatives, successors and assigns.

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(c) Promptly after receipt by a Covered Person of notice of the commencement of any Proceeding, such Covered Person shall, if a claim for indemnification in respect thereof is to be made against the Company, give written notice to the Company of the commencement of such Proceeding, provided that the failure of any Covered Person to give notice as provided herein shall not relieve the Company of its obligations under this Section 9.3 except to the extent that the Company is actually prejudiced by such failure to give notice. If any such Proceeding is brought against a Covered Person (other than a derivative suit in right of the Company), the Company will be entitled to participate in and to assume the defense thereof to the extent that the Company may wish, with counsel reasonably satisfactory to such Covered Person. After notice from the Company to such Covered Person of the Company’s election to assume the defense thereof, the Company will not be liable for expenses subsequently incurred by such Covered Person in connection with the defense thereof. Except with the prior written consent of the Covered Person, the Company shall not consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Covered Person of a release from all liability in respect to such Claim, or (ii) which requires any action (or inaction) by the Covered Person other then the payment of money, provided that such payment of money is not in excess of the Covered Person’s indemnity rights set forth herein.

ARTICLE X BOOKS AND RECORDS, REPORTS, TAX ACCOUNTING, BANKING

10.1 Books and Records. The Management Committee, at the expense of the Company, shall keep or cause to be kept adequate books and records for the Company, including all documents and records required by the Act. Any Member or its designated representative shall have the right, upon reasonable notice and at any reasonable time during normal business hours to have access to and inspect and copy the contents of such books or records, provided that the cost of such inspection and copying shall be borne by the inspecting Member. The Management Committee shall determine before the first federal income tax filing required in respect of the Company’s profits and losses whether the financial books and records of the Company shall, in accordance with applicable laws, be kept on the accrual or cash method of accounting for federal income tax purposes. Once determined, the Company’s method of accounting shall not be changed without the approval of a Supermajority in Interest of the Members, Without limiting the generality of the foregoing, at the expense of the Company, the Management Committee shall maintain or cause to be maintained the following records at the Company’s principal office (or such other place within the United States as may be notified by the Company to the Members);

(a) a list of the full name and last known business, residence or mailing address of each Member, both past and present;

(b) a copy of the Certificate of Formation for the Company and all amendments thereto;

(c) copies of the Company’s currently effective Limited Liability Company Agreement and all amendments thereto, copies of any prior Limited Liability Company Agreements no longer in effect, and copies of any writings permitted or required with respect to a Member’s, obligation to contribute cash, property, or services to the Company.

(d) copies of the Company’s federal, state, and local income tax returns and reports for the six (6) most recent years;

(e) copies of financial statements of the Company, if any, for the four (4) most recent years, if applicable, and

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(f) minutes of every meeting of the Members or Managers (including written consents adopted by Members or Managers in lieu of votes cast at any such meeting).

10.2 Internal Controls: Reports to Members; Financial Statements.

(a) The Management Committee shall use commercially reasonable efforts to cause to be established and maintained (to the extent such establishment and maintenance is deemed desirable by the Management Committee) a system of internal controls over financial reporting which system shall be designed to provide reasonable assurance that; (i) transactions are executed in accordance with the Management Committee’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with the Management Committee’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Furthermore, upon the request of any Member, the Management Committee shall cooperate and grant all necessary access to permit an annual evaluation by such Member of the system of internal controls over financial reporting.

(b) Unless waived by a Supermajority in Interest of the Members, the Management Committee, at the expense of the Company, shall cause to be prepared and furnished to each Member (a) within one hundred eighty (180) days After the end of each Fiscal Year beginning after 2012, audited financial statements of the Company prepared in accordance with GAAP by a nationally or regionally recognized firm of certified public accountants containing, at a minimum, a balance sheet, a statement of income and retained earnings, a statement of changes in Members’ equity, a statement of cash flows and any applicable notes thereto, and (b) within thirty (30) days following the end of each calendar quarter, unaudited financial statements of the Company containing, at a minimum, a balance sheet, a statement of income and retained earnings, a statement of changes in Members’ equity, a statement of cash flows and any applicable notes thereto.

10.3 Tax Matters.

(a) The Members intend that the Company shall be operated in a manner consistent with its treatment as a partnership for federal and state income tax purposes. The Members shall not take any action inconsistent with this express intent. The Tax Matters Partner shall take no action to cause the Company to elect to be taxed as a corporation pursuant to Regulations Section 301.7701-3(a) or any counterpart under state law. Each Member agrees not to make any election for the Company to be excluded from the application of the provisions of Subchapter K of the Code.

(b) The Management Committee shall cause the accountants for the Company to prepare and timely file all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. The Management Committee shall instruct the Company’s, accountants to prepare and deliver all necessary tax returns and information to each Member within a reasonable period following the end of each Fiscal Year, and in no event later than ninety (90) days after the end of each Fiscal Year. A copy of the return as filed shall be provided by the Company to the Members. Upon the written request of any Member, the Company shall promptly deliver or cause to be delivered any additional information necessary for the preparation of any federal, state, local and foreign income tax returns which must be filed by such Member.

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(c) Arcadia is hereby designated as the Initial Tax Matters Partner (as defined in Code Section 6231) of the Company and shall be authorized and required to represent the Company in connection with all examinations of the Company’s affairs by tax authorities (federal, state and local), including resulting administrative and judicial proceedings, and to expend Company funds for professional services and Costs associated therewith, provided, however, that the Tax Matters Partner shall keep the other Member reasonably informed of any such matters and shall permit the other Initial Member to participate in such matters using separate counsel. The Tax Matters Partner may be removed and replaced at any time by the Management Committee.

(d) The Management Committee may direct the Tax Matters Partner to make tax elections, including but not limited to the election provided under Code Section 754 and any corresponding provision of applicable state law, provided, however, that the Management Committee shall consult in good faith prior to making any such election with those Members that would be affected by such election, and, provided, further, that any such election that would have a material effect on the amounts allocable or distributable to any Member, including the amounts to be distributed upon the complete liquidation of the Company, shall require the prior written consent of the affected Members, as the case may be.

(e) If a Member intends to report a Company Item on the Member’s income tax return in a manner inconsistent with the reporting of such item on the K-l or similar statement previously provided by the Company to such Member, such Member shall notify the Management Committee of the Member’s intended reporting before filing such Member’s income tax return.

(f) Either the Management Committee or the Tax Matters Partner (i) shall promptly furnish each Member with copies of material notices received in connection with an administrative or judicial proceeding relating to income tax matters of the Company, and (ii) shall promptly notify each Member under the following circumstances; (A) if an amended income tax return is filed on behalf of the Company; (B) if the statute of limitations on income tax assessments with respect to any taxable year of the Company is extended; (C) if any income tax return of the Company is audited or if any adjustments to any such return are proposed; and (D) if the Tax Matters Partner enters into a settlement agreement relating to any items of Company income, gain, loss, deduction or credit for any taxable year of the Company, provided, however, any compromise or settlement that would have a material adverse effect on a Member shall require the prior written consent of such Member, which consent will not be unreasonably withheld, delayed or conditioned.

10.4 Bank Accounts. All funds of the Company shall be deposited in the name of the Company in an account or accounts maintained with such bank or banks selected by the Management Committee. The funds of the Company shall not be commingled with the funds of any other Person (including, without limitation, any Member, Manager or Officer). Checks shall he drawn upon the Company’s account or accounts only for the purposes of the Company and shall be signed by authorized Persons on behalf of the Company.

ARTICLE XI RESTRICTIONS ON HYPOTHECATION AND TRANSFER

11.1 General Restriction on Hypothecation. No Member shall pledge, charge, encumber, hypothecate, mortgage or grant any security interest in its/his Units (or any part thereof) or permit or suffer to exist any pledge, charge, encumbrance, hypothecation, mortgage or security interest to exist in, over or in respect of its/his Units (or any part thereof) without the prior written consent of a Supermajority in Interest of the Members. If any Member pledges, charges, encumbers, hypothecates, mortgages or grants any security interest in its/his Units (or any part thereof) in violation of this Section 11.1, such pledge, charge, encumbrance, hypothecation, mortgage or security interest shall not be recognized by the Company or any other Member and, in the event any third-party pledgee, mortgagee or holder of such encumbrance, charge or security interest in such Unite exercises its/his foreclosure or other rights in or to such Units, (i) neither the Company nor any other Member shall recognize such third party’s rights in or to such Units and such third-party shall not be admitted as a Member, and (ii) the violating Member shall be liable for, and shall indemnify and hold harmless the Company and the other Members for, from and against, all losses, costs, liabilities and damages that the Company or any such other Member shall incur as a result of or in connection with such violating act. Moreover, if any Member pledges, charges, encumbers, hypothecates, mortgages or grants any security interest in its/his Units (or any part thereof) in violation of this Section 11.1, on or before the date of completion of any Transfer of such Units, the Transferring Member shall cause to be discharged any and all such pledge(s), charge(s), encumbrance(s), hypothecation(s), mortgage(s) or security interest(s) in such Units, and shall provide to the Company and all other Member(s) written evidence of such discharge.

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11.2 General Restriction on Transfer. Subject to the provisions of Sections 11.6 and 11.10, no Member may Transfer all or a portion of its/his Units unless (i) the Transfer is made in compliance with the provisions of Section 11.3 and 11.4, and (ii) the following conditions are satisfied:

(a) the transferor and the transferee reimburse the Company for all costs that the Company incurs in connection with such Transfer;

(b) the Transfer does not cause the Company to become a “publicly traded partnership” within the meaning of Code Section 7704(b) or otherwise become subject to income taxation as an association or corporation;

(c) the Transfer is registered under the Securities Act and any applicable state securities laws, or alternatively, counsel for the Company determines that such Transfer is exempt from applicable registration requirements or that such Transfer will not violate any applicable securities laws; and

(d) the transferor and the transferee agree to execute such documents and instruments as are necessary or appropriate in the discretion of the Management Committee to document and give effect to such Transfer.

11.3 Right of First Offer.

(a) General. Except as expressly permitted by this Agreement, a Member (for the purposes of this Section 11.3, a “Transferring Member”) seeking to Transfer any or all of its Units to any Person (including any other Member) must first deliver to each other Member (each such other Member for the purposes of this Section 11.3 being an “Offeree Member”), with a copy to the Company, an offer (the “Transfer Offer”) to Transfer such Units (the “Offered Units”) to the Offeree Members, which Transfer Offer must specify:

(i) that the Transfer Offer is being made pursuant to the provisions of this Section 11.3;

(ii) the number of Offered Units.

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(iii) the sale price for the Offered Units expressed and payable in cash in United Stated funds;

(iv) the date of the Transfer Offer (the “Transfer Offer Date”), which shall be the date of delivery to the Company and the Offeree Members of the Transfer Offer;

(v) what minimum amount, if any, of the Offered Units must be accepted by the Offeree Members in order for the Transferring Member to be required to Transfer the Offered Units to the Offeree Members;

(vi) the Transferring Member’s representation and warranty that it has full right, power, capacity and authority to Transfer the Offered Units, free and clear of all liens, encumbrances and security interests, in the manner described in the Transfer Offer, and

(vii) any other material terms and conditions of sale, which shall not be inconsistent with the provisions of this Agreement.

(b) Offeree Member Acceptance of Transfer Offer. The Offeree Members shall have the first right to accept or reject any Transfer Offer. In such regard, each Offeree Member may, by written notice delivered to the Transferring Member (with a copy concurrently delivered to each other Offeree Member and the Company), within thirty (30) days after the Transfer Offer Date, accept the Transfer Offer, pro rata on the basis of the number of Units held by such Offeree Member vis-á-vis all other Offeree Members, and in doing so, each Offeree Member may specify any additional portion of the Offered Units that such Offeree Member is prepared to purchase if any other Offeree Member does not accept the full amount of its proportionate share of the Transfer Offer within the prescribed time. If an Offeree Member fails to deliver its/his acceptance notice within the prescribed time, such Offeree Member shall be deemed to have rejected the Transfer Offer. If any Offeree Member docs not accept the full amount of its proportionate share of the Transfer Offer within the above-noted thirty (30)-day period or is deemed to have rejected the Transfer Offer by virtue of failing to give any notice of acceptance or rejection within such time period, the Offeree Members that have validly accepted all or a portion of their pro rata share of the Transfer Offer (a “Participating Member” and, collectively the “Participating Members”), and have specified an additional portion of the Offered Units that they are prepared to purchase shall be deemed to have accepted such portion of the Offered Units not accepted by such Offeree Members in such manner that;

(i) no such Participating Member is allocated more Offered Units than the number it has agreed to purchase; and

(ii) except as may be required by Section 11.3(b)(i) and as nearly as may be, avoiding fractions, as between such Participating Members, the number of Offered Units allocated to such Participating Members shall be in proportion to their respective holdings of Units on the Transfer Offer Date.

(c) Binding Contract. If, within thirty (30) days after the Transfer Offer Date, one or more Offeree Members have delivered to the Transferring Member one or more notices of acceptance of the Transfer Offer, in respect of some or all of the Offered Units, then a binding contract of purchase and sale among the Transferring Member and the accepting Offeree Member(s) shall come into effect in respect of all of the Offered Units accepted by such Offeree Member(s): provided, however, that if the Transferring Member specified in the Transfer Offer a minimum number of Offered Units that must be accepted for purchase under the Transfer Offer, such binding contract of purchase and sale shall only come into effect if at least such minimum number of Offered Units have been accepted by the Offeree Member(s) in the applicable notices of acceptance.

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(d) Sale of Remaining Units. Subject to the provisions set forth in Section 11.3(e), if the Participating Members do not purchase all of the Offered Units then:

(i) the Transferring Member may, for ninety (90) days thereafter. Transfer all or a lesser number of the unpurchased Offered Units to any Person for a price not less than and on other terms no more favorable to such Person than the terms contained in the Transfer Offer; and

(ii) if the unpurchased Offered Units are not Transferred within such ninety (90)-day period, the provisions of this Section 11.3 shall again become applicable to any intended Transfer by such Member of the Offered Units.

(e) Termination of Transfer Offer. If the Transferring Member specifics in the Transfer Offer a minimum number of Offered Units that must be Transferred under the Transfer Offer, and such minimum number of Offered Units is not accepted by one or more Offeree Members within thirty (30) days after the Transfer Offer Date. then:

(i) no contract of purchase and sale between the Transferring Member and the Offeree Members (or any of them) shall come into effect, and the Transfer Offer shall be deemed to be terminated;

(ii) the Transferring Member may, for ninety (90) days thereafter. Transfer all or a lesser number of the Offered Units, but not less than any minimum number of Offered Units to be Transferred that was specified in the Transfer Offer, to any Person for a price not less than and on other terms no more favorable to such Person than the terms contained in the Transfer Offer; and

(iii) if the Offered Units are not Transferred within such ninety (90)-day period, the provisions of this Section 11.3 shall again become applicable to any intended Transfer by such Member of the Offered Units.

11.4 Sale Contract: Completion of Sale. In addition to the terms and conditions specified in the Transfer Offer, the following provisions shall apply to any contract of purchase and sale made between the Transferring Member and any Participating Member in accordance with Section 11.3 and any Transfer of Units made pursuant thereto;

(a) the completion date for the Transfer shall be sixty (60) days after the Transfer Offer Date;

(b) in the case of a Transfer of Offered Units to multiple Participating Members, at least five (5) days before such completion date, the Transferring Member shall give written notice to each Participating Member confirming the number of Offered Units to be Transferred to such Participating Member and the purchase price payable by such Participating Member therefor (calculated in accordance with the Transfer Offer);

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(c) on the date of completion of Transfer, the Transferring Member shall deliver to the Participating Member(s) (as applicable) all certificates and/or documents representing the Offered Units being Transferred (to the extent the Offered Units are certificated or otherwise documented), duly endorsed for Transfer or with duly executed assignment forms attached, as well as such other duly executed documents and Instruments as such Participating Member(s) may reasonably require to evidence and give effect to the Transfer of such Offered Units; and

(d) unless otherwise specified in the Transfer Offer, the full purchase price payable for the Offered Units being Transferred shall be paid on such completion date by cashier’s check, bank draft or wire transfer of immediately available U.S. funds.

11.5 Change of Control. Call Option. A “Change of Control Transaction” shall be deemed to be occasioned by, or to include each of the following (i) the merger, acquisition or consolidation of a Member by means of any transaction or series of related transactions, provided that the applicable transaction shall not be deemed a Change of Control Transaction if the Member’s stockholders constituted immediately prior to such transaction hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity (or its parent) immediately following such transaction; (ii) any transaction or series of related transactions to which the Member is a party in which more than fifty percent (50%) of the Member’s voting power is transferred (taking into account only voting power resulting from stock held by such stockholders prior to such transaction) and (iii) a sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the assets of the Member and its subsidiaries taken as a whole (including, without limitation, the sale or disposition (by merger or otherwise) of one or more subsidiaries of the Member if substantially all of the assets of the Member and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, transfer or other disposition is to a wholly-owned subsidiary of the Member); provided that a Change of Control Transaction shall not include (x) a merger or consolidation with a wholly-owned subsidiary of the Member (y) a merger effected exclusively for the purpose of changing the domicile of the Member or (z) any transaction or series of related transactions principally for bona fide equity financing purposes of the Member in which the Member is the surviving entity. The treatment of any particular transaction or series of related transactions as a Change of Control Transaction may be waived by the vote or written consent of the holders of a Supermajority in interest of the Members. If a Member consummates a Change of Control Transaction, then such Member shall, within ten (10) Business Days following the completion of such Change of Control Transaction, offer all (and not less than all) of such Member’s Units for sale to the Members (excluding the offering Member) in accordance with the following process:

(a) The offering Member shall within ten (10) Business Days following the completion of the Change of Control Transaction provide written notice to the other Members of such Change of Control Transaction.

(b) The offering Member and the other Members shall calculate the fair market value of the Company, based on the amount which the Members would receive upon a sale of the entire Company in an all-cash sale on an arm’s-length basis with an unaffiliated third party, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Company fair market value (the “Company Valuation”) provided, however, that if such parties are unable to agree on the calculation of the Company Valuation within fifteen (15) days, the offering Member or its representative and the other Members or their representative(s) shall collectively select an independent internationally recognized accounting firm or other independent valuator, who possesses a level of expertise reasonably acceptable to the Members, to calculate the Company Valuation, which calculation shall be final and binding absent manifest error. The fees of the independent business valuator shall be shared, fifty percent (50%) to be borne by the offering Member and fifty percent (50%) to be borne by the other Members (collectively).

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(c) The other Members shall have until the later of (i) expiration of sixty (60) days from the effective date of the offering Member’s notice pursuant to Section 11.5(a) and (ii) fifteen (15) days after receipt of the final calculation from the independent business valuator, to diner (A) exercise their right to purchase all of the Units owned by the offering Member (the “Change of Control Units”), or (B) deliver to the offering Member a waiver of such rights. In the event there is more than one Member that wishes to purchase such Change of Control Units, the portion each purchasing Member shall be entitled to purchase shall be based on the pro rata Percentage Interest of such purchasing Member to the aggregate Percentage Interests of all purchasing Members (excluding the Change of Control Transaction Member’s Percentage Interest for purposes of this calculation). Failure of the other Members to timely exercise such rights or affirmative waiver of such rights shall be deemed to constitute a waiver of their right to purchase the Units of the offering Member in connection with the Change of Control Transaction; provided. however, that the offering Member shall cease to be a Member, and shall only be a Unit Holder with respect to such Units, unless a Supermajority in Interest of the other Members (other than the offering Member) consent in writing to the offering Member’s continued inclusion as a Member.

(d) lf the other Members exercise their right to purchase the Change of Control Units, the closing of the Transfer of the Change of Control Units shall be held within a reasonable time, on a mutually acceptable date. On such closing date, the offering Member shall execute and deliver any documents necessary or proper to evidence and effectuate the transfer of the Change of Control Units to the purchasing Member(s), and the purchasing Member(s) shall pay to the offering Member the purchase price determined pursuant to the provisions of Section 11.5(b) in either of the following manners, at the option of the purchasing Member(s) (i) in all cash at closing, or (ii) *** of the purchase price in cash or other immediately available funds, and *** by delivery of a promissory note, secured by the Units, providing for payment of principal in *** equal, annual installments (with the first such installment due on the first anniversary of the date of the promissory note) plus accrued interest at a rate equal to the prime rate of interest as reported by The Wall Street Journal on the last Business Day immediately preceding the date of the promissory note plus ***.

(e) If and to the extent that any offering Member fails to comply on a timely basis with the foregoing provisions of this Section 11.5 regarding the execution and delivery of documents and instruments for the Transfer of such Units to the applicable purchasing Members, or fails to comply with the provisions of Section 11.1, such offering Member hereby irrevocably appoints each Manager of the Company as attorney and agent for, and in the name and on behalf of the offering Member, with full power of substitution in the name of such offering Member or otherwise, to execute and deliver all documents and instruments required to be executed and delivered by such offering Member for the Transfer of such Units pursuant to the provisions of this Section 11.5. The foregoing power of attorney is coupled with an interest and may not be revoked in any manner or for any reason. Any out-of-pocket costs incurred by any Manager in taking any such authorized actions in its/his capacity as attorney and agent for the offering Member (including, without limitation legal and otter professional fees and amounts paid to creditors holding liens or encumbrances on or security interests in the Transferred Units) shall be for the sole account of the offering Member, and shall be deducted from the purchase price payable to the offering Member for the Transferred Unite first, from the cash portion of the purchase price payable at closing and second (if such out-of-pocket costs exceed the cash portion of the purchase price), from the principal of the *** promissory note comprising the balance of the purchase price.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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11.6 Permitted Transfers to Affiliates. Subject to Section 11.7, any Member may, without triggering the requirements of Section 11.3 or 11.4, Transfer any or all of its/his Units to any Affiliate.

11.7 Admission As Substitute Member. A transferee of Units who is not a Member (including any Affiliate referred to in Section 11.6) shall be admitted to the Company as a Substitute Member only upon satisfaction of the following conditions:

(a) the Units with respect to which the transferee is being admitted were Transferred in accordance with the provisions of this Agreement;

(b) with respect to any non-Affiliate transferee, a Supermajority in Interest of the non-transferring Members consents in Writing to the admission of such transferee as a Member; and

(c) the transferee becomes a Party to this Agreement and executes such documents and instruments as the Members determine are necessary or appropriate to confirm such transferee as a Member and such transferee’s agreement to be bound by the provisions of this Agreement.

If any such transferee of Units shall not become a Substitute Member due to the failure of any of the foregoing conditions, such transferee shall have only the rights set forth in Section 11 8.

11.8 Rights As Assignee. A Person Who acquires Units (other than a Person who was a Member before such acquisition) but who is not admitted to the Company as a Substitute Member shall have only the right to receive the distributions and allocations of Profits and Losses to which the Person would have been entitled under this Agreement with respect to the Transferred Units, hut shall have no right to participate in the management of the Company, no right to inspect the books and records of the Company, no right to vote its/his Units on any matter brought before the Members (except to the extent required by applicable law), and no other rights afforded to Members under this Agreement. Any distribution to such purported transferee may be applied (without limiting any other legal or equilable rights of the Company) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee may have to the Company.

11.9 Prohibited Transfers. Any purported Transfer of Units that is made in violation of the provisions of this Agreement shall be null and void and of no force or effect whatsoever and shall not be recognized by the Company or any Member In the case of any attempted Transfer of Units that is not made in accordance with the provisions of this Agreement, the Persons engaging in or attempting to engage in such Transfer shall be liable for, and shall indemnify and hold harmless the Company and the other Members for, from and against, all losses, costs. liabilities and damages that the Company or any such other Member shall incur as a result of or in connection with such attempted Transfer.

11.10 Transfer Upon a Withdrawal Event. In addition to any Transfers pursuant to Section 11.6 the following Transfer provisions shall be exempt from the provisions of Sections 11.3 and 11.4:

(a) In the event of a Withdrawal Event, the other Members shall have the right, but not the obligation, to purchase all (but not less than all) of the Units owned or controlled by the Withdrawn Member (or its personal representative or other successor in interest) for a price determined in the manner set forth in Section 11.10(c) The other Members, in order to exercise their right to purchase such Units, must, within one hundred twenty (120) days following the date of the later of the Withdrawal Event or the date of written notice to them by the Withdrawn Member (or its representative) of the Withdrawal Event (the “Withdrawal Event Notice”), give written notice of the intent to exercise such right to the Withdrawn Member or its representative. In the event there is more than one other Member that wishes to purchase such Withdrawn Member’s Units, the portion each purchasing Member shall be entitled to purchase shall be based on the pro rata Percentage Interest of such purchasing Member to the aggregate Percentage Interests of all purchasing Members (excluding the Withdrawn Member’s Percentage Interest for purposes of this calculation). For purposes of this Section 11.10, if the Withdrawn Member is a legal entity and the Withdrawal Event in question is a voluntary or involuntary dissolution of such Member, then the date of such dissolution shall be the date of adoption of a plan of dissolution or liquidation of such Member in accordance with applicable law. in the case of a voluntary dissolution of such Member, and the date of dissolution in the case of an involuntary dissolution of such Member. Each Member that is a legal entity covenants and agrees to give the Company written notice of the adoption of a plan of dissolution or liquidation or of the dissolution of such Member, as the case may be, within fifteen (15) days thereof.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) The closing of the Transfer of a Withdrawn Member’s Units shall be held on a mutually acceptable date within the period ending one hundred fifty (150) days following the date of the later of the Withdrawal Event or the date thirty (30) days following the receipt by the purchasing Members of the Withdrawal Event Notice. On such closing date, the Withdrawn Member (or its representative) shall execute and deliver any documents necessary or proper to evidence and effectuate the transfer of the Withdrawn Member’s Units to the purchasing Member(s), and the purchasing Member(s) shall pay to the Withdrawn Member or its representative the purchase price determined pursuant to the provisions of Section 11.10(c) in either of the following manners, at the option of the purchaser: (i) in all cash at closing, or (ii) *** of the purchase price in cash or other immediately available funds, and *** by delivery of a promissory note, secured by the Units, providing for payment of principal in three (3) equal, annual installments (with the first such installment due on the first anniversary of the date of the promissory note) plus accrued interest at a rate equal to the prime rate of interest as reported by The Wall Street Journal on the last Business Day immediately preceding the date of the promissory note plus ***.

(c) As soon as practicable following the later of the Withdrawal Event or receipt by the purchasing Members of the Withdrawal Event Notice, the Withdrawn Member (or its representative) and the other Member(s) shall calculate the Company Valuation and the corresponding value of the Units to be Transferred; provided, however, that if such parties are unable to agree on the calculation of the Company Valuation within fifteen (15) days, the Withdrawn Member (or its representative) and the purchasing Member(s) (or their representative(s) shall collectively select an independent internationally recognized accounting firm or other independent valuation, who possesses a level of expertise reasonably acceptable to the Members, to calculate the Company Valuation, which calculation shall be final and binding absent manifest error. The fees of the independent business valuator shall be shared *** to be borne by the Withdrawn Member and *** to be borne by the purchasing Member(s) (collectively), except that if the Withdrawal Event occurs in accordance with clause (i) in the definition of “Withdrawal Event;” the purchasing Member(s) shall bear all fees of the independent business valuator.

(d) If the Members (other than the Withdrawn Member) (i) fail to exercise their right to purchase all of the Units owned by the Withdrawn Member (or its representative), or (ii) deliver to the Withdrawn Member or its representative a waiver of such rights, such failure to exercise or waive such rights shall be deemed to constitute a consent to the Transfer of Units as desired by the Withdrawn Member or its representative to any Person: provided, however, that any such transferee Person shall not be a Member but shall only be a Unit Holder with respect to such Units unless all of the other Members (other than the Withdrawn Member) consent in writing to such Person’s inclusion as a Member.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(e) If and to the extent that any Withdrawn Member fails to comply on a timely basis with the foregoing provisions of this Section 11.10 regarding the execution and delivery of documents and instruments for the Transfer of such Units to the applicable purchasing Members, or fails to comply with the provisions of Section 11.1, such Withdrawn Member hereby inevocably appoints each Manager of the Company as attorney and agent for and in the name and on behalf of, the Withdrawn Member, with full power of substitution in the name of such Withdrawn Member or otherwise, to execute and deliver all documents and instruments required to be executed and delivered by such Withdrawn Member for the Transfer of such Units pursuant to the provisions of this Section 11.10. The foregoing power of attorney is coupled With an interest and may not be revoked in any mariner or for any reason. Any out-of-pocket cost incurred by any Manager in taking any such authorised actions in this capacity as attorney and agent for the Withdrawn Member (including, without limitation legal and other professional fees and amounts paid to creditors holding liens or encumbrances on or security interests in the Transferred Units) shall be for the sole account of the Withdrawn Member (or its/his estate or representative), and shall be deducted from the purchase price payable to the Withdrawn Member (or its/his estate or representative) for the Transferred Units first, from the cash portion of the purchase price payable at closing and second (if such out-of-pocket costs exceed the cash portion of the purchase price), from the principal of the three *** promissory note comprising the balance of the purchase price.

11.11 Legends. Each Member agrees that the following legend shall be placed upon any certificate or other instrument or document evidencing ownership of one or more units.

The Units represented by this document have not been registered under any securities laws and the transferability of such Units is restricted. Such Units may not be sold, assigned, gifted, transferred or otherwise disposed, nor will the vendee, assignee, beneficiary, or transferee he recognized as having acquired such Units for any purpose, unless (a) a registration statement under the Securities Act of 1933, as amended, with respect to such Units shall then be in effect and such has been qualified under all applicable state securities laws, or (b) the availability of an exemption from such registration and qualification shall be established to the satisfaction of counsel for the Company.

The Units represented by this document are subject to further restriction as to their sale, transfer, hypothecation, or assignment as set forth in the Limited Liability Company Agreement of the Company and agreed to by the Company and each of its Members. A copy of the Limited Liability Agreement is located at the principal office of the Company.

11.12 Release of Obligations. If and to the extern that any Member Transferring its/his Units under this ARTICLE XI has previously executed or otherwise provided to any third party any guaranty, surety, indemnity, bond or other similar support obligation for the benefit of the Company or any subsidiary thereof, the Company and the Person to whom such Units are being Transferred shall use commercially reasonable efforts to cause such guaranty, surety, indemnity bond or other similar support to be discharged and terminated at the effective time of such Transfer, which efforts shall include, if required by the applicable third party, the assumption by the Person to whom such Units are being Transferred of such guaranty, surety, indemnity, bond or other support obligation.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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11.13 Distributions in Respect of Transferred Units. If any Units are Transferred during any accounting period in compliance with the provisions of this ARTICLE XI, all distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee.

11.14 Inclusion of Unit Holders. For purposes of this ARTICLE XI, except in connection with determining a Supermajority in Interest of the Members and except for purposes of Section 11.6, the term “Member” shall also include a Unit Holder.

11.15 Co-Sale Rights.

(a) In the event any Member (for purposes of this Section 11.15, the “Selling Member”) proposes to Transfer all or any portion of its Units (for purposes of this Section 11.15, the “Co-Sale Units”) other than pursuant to a Permitted Transfer, the Selling Member shall deliver a written notice (the “Co-Sale Notice”) to each other Member (each, a “Co-Sale Offeree”) at least thirty (30) days prior to making such Transfer describing the general terms and conditions of the proposed Transfer, including the purchase price for the Co-Sale Units, the proposed purchaser(s), the closing date for the sale and the portion of the Selling Member’s Units to be Transferred (the “Co-Sale Participation Percentage”). Each Co-Sale Offeree may elect to participate in the contemplated Transfer at the same price and on the same terms and conditions by delivering written notice to the Selling Member within fifteen (15) days after delivery of the Co-Sale Notice, which notice shall specify the percentage of its Units that such Co-Sale Offeree desires to include in such proposed Transfer, provided that such percentage shall not exceed the Co-Sale Participation Percentage. If a Co-Sale Offeree does not give such notice prior to the expiration of the fifteen (15)-day period for giving such notice, then the Selling Member may Transfer the Co-Sale Units to any Person on terms and conditions that are no more favorable to the Selling Member than those set forth in the Co-Sale Notice at any time within ninety (90) days after expiration of such fifteen (15)-day period for giving notice (provided, that if any governmental or other third party approval is required with respect to such Transfer, then such period shall be extended until a reasonable time after such approvals are obtained). Any Co-Sale Units not Transferred by the Selling Member during such ninety (90)-day period (as such period may be extended pursuant to the immediately preceding sentence) shall again be subject to the provisions of this Section 11.15 prior to any subsequent Transfer.

(b) To the extent that one or more Co-Sale Offerees exercises its right of participation pursuant to Section 11.15(a), then, at the Selling Member’s option, either the percentage of Units that the Selling Member and each other participating Co-Sale Offeree may sell in the transaction shall be reduced below the applicable Co-Sale Participation Percentage to a percentage equal to the Selling Member’s or the participating Co-Sale Offeree’s (as applicable) pro rata percentage of the total Units proposed to be sold in the Transfer, or the aggregate Units to be sold in the transaction shall be increased to accommodate the Units of those participating Co-Sale Offerees pursuant to this Section 11.15.

(c) The Selling Member shall not Transfer any Co-Sale Units to any prospective transferee if such prospective transferee declines to purchase Units from participating Co-Sale Offerees, unless the Selling Member acquires from each such participating Co-Sale Offeree (on the terms set forth in the Co-Sale Notice) its pro rata percentage of the total Units proposed to be sold in the Transfer (or, if less, the percentage of its Units that such Co-Sale Offeree requested to Transfer to such transferee) on the same price, terms and conditions as would be applicable in a direct sale of such Units to the proposed transferee. The Selling Member will endeavor to facilitate the purchase by any prospective transferee of Units held by a Co-Sale Offeree which are not eligible for co-sale pursuant to this Section 11.15 if and to the extent such Co-Sale Offeree wishes to include such interests in the Transfer, but neither the Selling Member nor any other Person shall be liable if the prospective transferee declines to do so.

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(d) In connection with any transaction pursuant to this Section 11,15: (i) each Member shall be deemed to approve the proposed transaction; (ii) to the extent any vote or consent to such transaction is required, each Member shall vote for and consent to such transaction (including on behalf of all of its Units and on behalf of all Units with respect to which such Member has the power to direct the voting) and shall waive any dissenter’s nights, appraisal rights or similar rights which such Member may have in connection therewith; (iii) no Member shall raise any objections to the proposed transaction; (iv) each participating Member shall agree to sell its participating Units on the same terms and conditions as the Selling Member (provided that the net proceeds of such transaction will be shared among the participating Members as if the Units sold in such transaction constituted all of the Units of the Company and such net proceeds were distributed to the Members participating in such transaction (and solely in respect of the Units participating in such transaction) pursuant to Section 6.1); (v) each participating Member shall execute all documents reasonably required to effectuate such transaction, as determined by the Selling Member; (vi) each participating Member shall be obligated to provide the same representations, warranties, covenants, agreements, indemnities (on a pro rata basis and not a joint and several basis, provided that no indemnification obligation of any participating Member shall exceed the consideration received by such participating Member for the sale of its Units) and other obligations that the Selling Member agrees to provide in connection with such transaction (other than any such obligations that relate specifically to a particular holder of Units, such as indemnification with respect to representations and warranties given by such holder regarding such holder’s title to and ownership of such Person’s Units); and (vii) each participating Member shall take all other actions reasonably necessary or desirable, as determined by the Selling Member, to cause the consummation of such transaction on the terms proposed by the Selling Member.

(e) Each Member shall pay its own costs of any sale and a pro rata share (based on the relative consideration to be received by such Member in respect of the Units to be sold) of the expenses incurred by the Selling Member and the Company in connection with such Transfer to the extent such costs are not otherwise paid by the acquiring party.

(f) The restrictions set forth in this Section 11.15 shall not apply with respect to any of the following (each, a “Permitted Transfer”): (i) any Transfer of Units pursuant to Section 11.5, 11.6 or 11.10; (ii) any Transfer of Units to officers, employees or consultants of the Company or its Affiliates; or (iii) any Transfer of Units in anticipation or contemplation of an initial public offering of interests in the Company or in an Affiliate of the Company.

ARTICLE XII
DISSOLUTION AND TERMINATION

12.1 Dissolution. The Company shall be dissolved upon the first to occur of any of the following events:

(a) by the written agreement of a Supermajority in Interest of the Members;

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(b) ninety (90) days after a Withdrawal Event with respect to the last remaining Member;

(c) entry of a decree of judicial dissolution under § 18-802 of the Act or any other applicable law;

(d) upon the election of any Member if, during any calendar year prior to 2016, the Members fail to approve the Work Plan for a given year prior to January 1 of such year, unless waived in writing by a Supermajority in Interest of the Members;

(e) upon the election of any Member if, during any calendar year prior to 2016, any other Member materially fails to perform the services or deliver the deliverables that it is committed to perform or deliver pursuant to the Work Plan, unless waived in writing by a Supermajority in Interest of the Members, exclusive of the non-performing Member (for the avoidance of doubt, the non-performing Member cannot elect to dissolve pursuant to the foregoing provision);

(f) upon the election of BUSA if Arcadia refuses to purchase shares of Bioceres pursuant to Section 2.1 of that certain Funding Option and Stock Purchase Agreement;

(g) unless a Supermajority in Interest of the Members agree otherwise, upon the sale, exchange or other disposition of all or substantially all the assets of the Company;

(h) upon the election of any Member if (i) the Members are in material disagreement with respect to any aspect of the conduct of the business and affairs of the Company, (ii) the Members have been unable to resolve such disagreement through negotiation or through mediation proceedings undertaken pursuant to Section 13.2 and (iii) such disagreement is not based on or relating to an actual or alleged breach of this Agreement by a Member giving rise to arbitration rights under Section 13.3; or

(i) unless a Supermajority in Interest of the Members agree otherwise, upon the failure of Bioceres, BUSA and Arcadia to enter into the Future Related Agreements (as defined in the Letter Agreement) prior to May 31, 2012.

The Company shall not be dissolved upon the occurrence of a Withdrawal Event with respect to any Manager or Member unless there is no remaining Member, unless the Company is continued in accordance with the Act.

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12.2 Liquidation, Winding Up and Distribution of Assets. The Management Committee shall, upon dissolution of the Company, proceed to liquidate the Company’s assets and properties, discharge the Company’s obligations, and wind up the Company’s business and affairs as promptly as is consistent with obtaining the fair value thereof; provided, however, that in the event the Management Committee determines that an immediate sale of all or any portion of the Company’s assets and properties would cause undue loss to the Members, the Management Committee, in order to avoid such loss and to the extent not then prohibited by the Act, may either (i) defer liquidation of and withhold from distribution for a reasonable time any Company assets except those necessary to satisfy, including the provision of reasonable reserves for, the Company’s debts and obligations, or (ii) distribute the Company assets to the Members in kind in a manner otherwise in accordance with the distribution procedure of this Section 12.2. The proceeds of liquidation of the Company’s assets, to the extent sufficient therefor, shall be applied and distributed as follows:

(a) first, to the payment and discharge of all of the Company’s debts and liabilities (including any debts and liabilities owing to Members who are creditors to the extent permitted by law), or to the establishment of any reasonable reserves for contingent or unliquidated debts and liabilities; and

(b) second to the Members in accordance with their respective positive Capital Account balances (determined after taking into account all Capital Account adjustments for the accounting period during which such liquidation occurs (other than those made as a result of the distributions set forth in this Section 12.2(b)).

12.3 Intellectual Property Disposition Upon Dissolution. The allocation of intellectual Property Rights upon dissolution of the Company shall be made in accordance with Exhibit D hereto.

12.4 Deficit Capital Accounts. No Member shall have any obligation to contribute or advance any funds or other property to the Company by reason of any negative or deficit balance in such Member’s Capital Account during or upon completion of winding up or at any other time except to the extent that a deficit balance is directly attributable to a distribution of cash or other property in violation of this Agreement.

12.5 Certificate of Cancellation. When all the remaining property and assets have been applied and distributed in accordance with Section 12.2, the Management Committee (or such other Person designated by the Members) shall cause a Certificate of Cancellation to be filed with the Delaware Secretary of State in accordance with § 18-203 of the Act.

12.6 Return of Contribution Non-Recourse to Other Members. Except as provided by law, upon dissolution, each Member shall look solely to the assets of the Company for the return of the Member’s Capital Contributions. Absent fraud or willful misconduct, if the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the cash or other property contribution of one or more Members, such Member or Members shall have no recourse against the Company, any Manager or any other Member.

12.7 In Kind Distributions. Except as set forth in Sections 12.2 and 12.3, a Member shall have no right to demand and receive any distribution from the Company in any form other than cash. However, a Member may be compelled to accept a distribution of an asset in kind if the Company is unable to dispose of all of its assets for cash.

12.8 Inclusion of Unit Holder. For purposes of this ARTICLE XII, except in connection with determining a Supermajority in Interest of the Members and except for purposes of Sections 12.1(a), 12.1(d) - 12.1(i) and 12.3, the term “Member” for purposes of this ARTICLE XII shall include a Unit Holder.

ARTICLE XIII
DISPUTE RESOLUTION

13.1 Dispute Resolution. Any disagreement or dispute (a “Dispute”) among any of the Members and/or Unit Holders (collectively, the “Disputing Parties”) arising out of or relating to this Agreement that such Disputing Parties cannot resolve through good faith negotiations between their respective representatives within sixty (60) days shall be resolved in accordance with the procedures described in this ARTICLE XIII, which shall be the sole and exclusive procedures for resolution of any Dispute.

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13.2 Mediation. The Disputing Parties shall use reasonable, good faith efforts to settle any Dispute through non-binding mediation before a mutually acceptable, neutral, third party mediator. The mediation shall be held in Wilmington, Delaware (or any other venue agreed upon by the Disputing Parties), and administered by the CPR Institute for Dispute Resolution (the “CPR Institute”) under the CPR Mediation Procedure then currently in effect. Unless otherwise agreed, the Disputing Parties shall jointly select a single mediator from the CPR Panels of Distinguished Neutrals based on a list of mediator candidates supplied by the CPR Institute. If, within fourteen (14) days after any Disputing Party makes written request for mediation under this Section 13.2, the Disputing Parties have not reached agreement on the selection of a mediator, the mediator shall be selected in accordance with the CPR Mediation Procedure then currently in effect. A good faith attempt at mediation shall be a condition precedent to the commencement of arbitration, but is not a condition precedent to any court action for injunction or other interim relief pending the outcome of mediation. If any Disputing Party refuses to engage in such mediation or otherwise acts in a manner that causes unreasonable delay or disruption of such mediation, any other Disputing Party that is not itself causing unreasonable delay or disruption of such mediation may, following ten (10) days written notice to such disruptive Disputing Party, with a copy delivered to each other Disputing Party, cancel such mediation and cause the Disputing Parties to proceed immediately to arbitration in accordance with the provisions of Section 13.3.

13.3 Arbitration. If the Disputing Parties are unable to resolve a Dispute by mediation in a timely manner (which, in any case, shall not exceed sixty (60) days from the first notice of request for mediation) and the nature of the Dispute makes it appropriate for resolution by arbitration or litigation, any Disputing Party may, by written notice to the other Disputing Parties, require that the Dispute be resolved through final, binding arbitration held in Wilmington, Delaware (or any other venue agreed upon by the Disputing Parties), before a single arbitrator in accordance with the CPR Rules for Non-Administered Arbitration then currently in effect. Unless otherwise agreed, the Disputing Parties shall jointly select the arbitrator from the CPR Panels of Distinguished Neutrals based on a list of arbitrator candidates supplied by the CPR Institute. If, within fourteen (14) days after any Disputing Party gives written notice of requirement for arbitration under this Section 13.3, the Disputing Parties have not reached agreement on the selection of an arbitrator, the arbitrator shall be selected in accordance with the CPR Rules for Non-Administered Arbitration currently in effect. The Arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1-16, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any award of the arbitrator shall be final, conclusive and binding on the Disputing Parties; provided, however that any Disputing Party may seek the vacating, modification or correction of the arbitrator’s decision or award as provided under Section 10 and Section 11 of the Federal Arbitration Act. The arbitrator shall be bound to follow the laws of the State of Delaware, decisional and statutory, in reaching any decision and making any award and shall deliver a written award, including written findings of fact and conclusions of law, with respect to the Dispute to each of the Disputing Parties, who shall promptly act in accordance therewith. In no event shall the arbitrator have the power to award damages in connection with any dispute in excess of actual compensatory damages. In particular, the arbitrator may not multiply actual damages or award consequential, indirect, special or punitive damages, including damages for lost profits or loss of business opportunity. Any Disputing Party may enforce any award rendered pursuant to the arbitration provisions of this Section 13.3 by bringing suit in any court of competent jurisdiction. All costs and expenses attributable to the arbitrator shall be allocated among the Disputing Parties in such manner as the arbitrator determines to be appropriate under the circumstances. Any Disputing Party may file a copy of this Section 13.3 with any arbitrator or court as written evidence of the knowing, voluntary and bargained agreement among the Members with respect to the subject matter of this Section 13.3.

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13.4 Confidentiality. Mediation is a compromise negotiation for purposes of federal and state Rules of Evidence and constitutes privileged communication under Delaware law. The entire mediation process is confidential; no stenographic, visual or audio record shall be made unless the Disputing Parties agree otherwise in writing. All conduct, statements. promises, offers, views and opinions, whether oral or written, made in the course of the mediation by any Disputing Party, their agents, employees, representatives or other invitees and by the mediator are confidential and shall, in addition and when appropriate, be deemed privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties, and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of any of the Members; provided, however, that evidence otherwise discoverable or admissible is not excluded from discovery or admission as a result of its use in the mediation.

ARTICLE XIV
MISCELLANEOUS PROVISIONS

14.1 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other Party; (b) when sent by confirmed electronic mail or facsimile to the address or number (as applicable) set forth below each Party’s signature if sent between 8:00 a.m. and 5:00 p.m. recipient Party’s local time on a Business Day, or on the next Business Day if sent by confirmed electronic mail or facsimile to the number set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient Party’s local time on a Business Day; (c) if to an address within the United States, three (3) Business Days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other Party at the address set forth below; (d) if to an address outside the United States, seven (7) Business Days after deposit in the U.S. mail with first class postage prepaid and addressed to the other Party at the address set forth below; or (e) the next Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to a Party as set forth below with next Business Day delivery guaranteed, provided that the sending Party receives a confirmation of delivery from the delivery service provider:

(a) if to the Company or the Management Committee (as a group), addressed to:

Verdeca LLC

1675 South State St., Suite B

Dover, DE19901

(b) If to any Unit Holder, Member, or to a Manager or Managers designated by such Member (for example, for the purpose of noticing regular and special meetings of the Management Committee), to the address (or facsimile number or electronic mail address) of that Member or Unit Holder noted on Exhibit A hereto (as may be amended from time to time) or, in the case of any Member that is not an original signatory to this Agreement, to the address (or facsimile number or electronic mail address) noted on the agreement or instrument pursuant to which such Member agrees to be bound by this Agreement.

Any Party may give any notice, request, demand, claim or other communication hereunder using any other written means (including ordinary mail or electronic transmission), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received and confirmed as received by the individual for whom it is intended. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered to it by giving each other Party notice in the manner herein set forth.

14.2 Governing Law. Except for federal securities laws (including the Securities Act of 1933, as amended) and any other state securities laws which may be applicable to any issuance, sale or resale of Units, and except for the provisions of the Federal Arbitration Act referred to in Section 13.3, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, including all matters of construction, validity, performance and enforcement, without regard to conflicts-of-laws principles that would require the application of any other law.

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14.3 Entire Agreement; Amendments. This Agreement (including the Appendices and Exhibits attached hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes and replaces all prior agreements, understandings, commitments, communications and representations made among the Parties (or between any of them), whether written or oral, with respect to the subject matter hereof Further, this Agreement supersedes, replaces and terminates any prior operating agreement, limited liability company agreement or other similar agreement relating to the Company and existing before the date hereof. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by a Supermajority in Interest of the Members. Notwithstanding the foregoing, (i) the Management Committee shall be authorized to make any amendment to this Agreement which, in the opinion of counsel to the Company, is necessary to maintain the status of the Company as a limited liability company for federal and state income tax purposes, and (ii) the Management Committee may amend Exhibit A from time to time to reflect any changes in the ownership of Units by the Company’s Members and Unit Holders made in accordance with this Agreement.

14.4 Additional Documents and Acts. Each Member agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and the transactions contemplated hereby.

14.5 Construction. The headings of Articles, Sections and subsections in this Agreement (including the Appendices and Exhibits attached hereto) are provided for convenience only and shall not affect the construction or interpretation of any provision hereof. Unless otherwise expressly provided herein regarding references to the Act, the Code, the Regulations or any other statute or regulation, any reference herein to an “Article” or “Section” means the corresponding Article or Section of this Agreement. References herein to any gender includes the other gender and the neuter, as applicable. References herein to the singular number include the plural number and vice versa. The words “hereunder,” “hereof,” ‘hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof or any Exhibit attached hereto The word “or” is not exclusive. When used in this Agreement, the word “including” (and with correlative meaning “include” and “includes”) means including without limiting the generality of any description preceding such term and small be deemed to be followed by the words “without limitation”.

14.6 Dates and Times. Dates and times set forth in this Agreement for the performance of the respective obligations hereunder of the Parties or for the exercise of their rights hereunder shall be strictly construed, time being of the essence of this Agreement. All provisions in this Agreement that specify or provide a method to compute a number of days for the performance, delivery, completion or observance by either Party of any action, covenant, agreement, obligation or notice hereunder shall mean and refer to calendar days, unless otherwise expressly provided. Except as expressly provided herein, the time for performance of any obligation or taking any action under this Agreement shall be deemed to expire at 5:00 p.m. (Eastern Standard Time) on the last day of the applicable time period provided for herein. If the date specified or computed under this Agreement for the performance, delivery, completion or observance of a covenant, agreement, obligation or notice by either Party, or for the occurrence of any event provided for herein, is a day other than a Business Day, then the date for such performance, delivery, completion, observance or occurrence shall automatically be extended to the next Business Day following such date.

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14.7 Severability. If any provision of this Agreement, or the application of any such provision to any Person or circumstance, is held to be unenforceable or invalid by any court of competent jurisdiction or arbitrator or under any applicable law, the Parties shall negotiate an equitable adjustment to the provisions of this Agreement with the view to effecting, to the greatest extent possible, the original purpose and intent of this Agreement, and in any event, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby. Without limiting the foregoing, the covenants and obligations contained in this Agreement shall be construed as separate covenants and obligations, covering their respective subject matters. Each breach of a covenant or obligation set forth in this Agreement shall give rise to a separate and independent cause of action.

14.8 Assignment; Successors; No Third-Party Rights. No Member or Manager may assign any of its/his rights or delegate or cause to be assumed any of its/his obligations under this Agreement, other than to a Substitute Member to whom a Member has Transferred Units in accordance with this Agreement, without the prior written consent of each other Member. Subject to the preceding sentence, this Agreement shall apply to, be binding in all respects upon and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of the Company and the Members. Nothing expressed or referred to in this Agreement shall be construed to give any Person other than the Parties any legal or equitable right, remedy or claim under or with respect to this Agreement, except such rights as shall inure to an heir, executor, personal representative successor or permitted assign pursuant to this Section 14.8.

14.9 Creditors. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any creditor of the Company or of any Member.

14.10 Authority to Adopt Agreement. By execution of this Agreement, each Member represents and covenants as follows:

(a) such Member has full legal right, power, and authority to execute and deliver this Agreement and to perform the Member’s obligations hereunder;

(b) this Agreement constitutes the legal, valid, and binding obligation of such Member enforceable against such Member in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency and other laws of general application relating to creditors’ rights or general principles of equity;

(c) this Agreement does not violate, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default or an event of default under any other agreement to which such Member is a party or by which such Member is bound; and

(d) such Member’s investment in Units is made for the Member’s own account for investment purposes only and not with a view to the resale or distribution thereof.

14.11 Preparation of Document/Independent Counsel. This Agreement shall be considered for all purposes as having been prepared through the joint efforts of the Parties. No presumption shall apply in favor of any Party in the interpretation of this Agreement or in the resolution of any ambiguity of any provision hereof based on the preparation, substitution, submission or other event of negotiation, drafting or execution hereof. Each Member and Manager acknowledges that it/he/she is entitled to and has been afforded the opportunity to consult legal counsel of its choice regarding the terms, conditions and legal effects of this Agreement, as well as the advisability and propriety thereof. Each Member and Manager further acknowledges that having so consulted with legal counsel of its choosing, such Member or Manager hereby waives any right to raise or rely upon the lack of representation or effective representation in any future proceedings or in connection with any future claim resulting from this Agreement or the formation of the Company.

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14.12 Execution of Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy and all of which, when taken together, shall be deemed to constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by electronic transmission shall constitute effective execution and delivery of tins Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties transmitted by electronic means shall be deemed to be their original signatures for all purposes.

REMAINDER OF PAGE LEFT BLANK
SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the Parties have executed this Limited Liability Company Agreement of Verdeca LLC effective as of the Effective Date.

Company:

VERDECA LLC, a
Delaware limited liability company

BIOCERES INC., a Delaware
corporation, its Member

By: Federico TRUCCO
Its: President and Chief Executive Officer

ARCADIA BIOSCIENCES, INC., an
Arizona corporation, its Member

By: Eric J. REY
Its: President & Chief Executive Officer

Members:

BIOCERES INC, a Delaware
corporation

By: Federico TRUCCO
Its: President and Chief Executive Officer

ARCADIA BIOSCIENCES, INC., an
Arizona corporation

By: Eric J. REY
Its: President & Chief Executive Officer

APPENDIX 1

SPECIAL TAX AND ACCOUNTING PROVISION

A1. Accounting Definitions. The following terms, which are used predominantly in this Appendix 1, shall have the meanings set forth below for all purposes under this Agreement.

“Adjusted Capital Account Balance” means, with respect to any Member, the balance of such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments.

(a) Credit to such Capital Account any amounts which such Member is obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c), or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704.2(g)(1) and 1.704-2(i)(5); and

(b) Debit to such Capital Account the items described in clauses (4), (5) and (6) of Regulations Section 1.704-l(b)(2)(ii)(d).

The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Regulations Section 1.704-l(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjustment Date” means the date on which any of the following occurs: (i) the acquisition of additional Units in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of cash or property as consideration for any portion of Units in the Company; (iii) the liquidation of the Company for federal income tax purposes pursuant to Regulations Section 1.704-1(b)(2)(ii)(g); or (iv) the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a Member capacity, or by a new Member acting in a Member capacity or in anticipation of being a Member.

“Capital Account” means, with respect to any Member or other owner of Units in the Company, the Capital Account maintained for such Person in accordance with the following provisions:

(a) To each such Person’s Capital Account, there shall be credited the amount of money and the initial Gross Asset Value of such Person’s Capital Contributions as determined by the Management Committee, such Person’s distributive share of Profits and any items in the nature of income or gain that are specially allocated pursuant to Sections A2 and A3 of this Appendix 1, and the amount of any Company liabilities assumed by such Person as described in Regulations Section 1.704-l(b)(2)(iv)(c);

(b) To each such Person’s Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Company property distributed to such Person pursuant to any provision of this Agreement as determined by the Management Committee, such Person’s distributive share of Losses, and any items in the nature of expenses or losses that are specially allocated pursuant to Sections A2 and A3 of this Appendix 1, and the amount of any liabilities of such Person assumed by the Company as described in Regulations Section 1.704-1(b)(2)(iv)(c);

(c) In the event any Units are Transferred in accordance with the provisions of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Units;

(d) Code Section 752(c) shall be applied in determining the amount of any liabilities taken into account for purposes of this definition of ‘‘Capital Account”; and

(e) The Capital Accounts of all Members shall also be increased or decreased immediately prior to any Adjustment Date to reflect the aggregate net increase or decrease in Gross Asset Value made pursuant to subparagraph (b) of the definition of Gross Asset Value as if the upward or downward change in the Gross Asset Value arising from such adjustment had been income or loss, respectively, and allocated among the Members pursuant to Section 7.1; and

(f) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Regulations. The Management Committee may modify the manner of computing the Capital Accounts or any debits or credits thereto (including debits or credits relating to liabilities that are secured by contributed or distributed property or that are assumed by the Company or any Member) in order to comply with such Regulations, provided that any such modification is not likely to have a material effect on the amounts distributable to any Member pursuant to Section 12.2 upon the dissolution of the Company. Without limiting the generality of the preceding sentence, the Management Committee shall make any adjustments that are necessary or appropriate to maintain equality between the aggregate sum of the Capital Accounts and the amount of capital reflected on the balance sheet of the Company, as determined for book purposes in accordance with Regulations Section 1.704-l(b)(2)(iv)(g). The Management Committee shall also make any appropriate modifications if unanticipated events (for example, the availability of investment tax credits) might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

“Company Minimum Gain” has the same meaning as the term “partnership minimum gain” under Regulations Section 1.704-2(d)

“Depreciation” means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if such depreciation, amortization or other cost recovery deductions with respect to any such asset for federal income tax purposes is zero for any Fiscal Year, Depreciation shall be determined with reference to the asset’s Gross Asset Value at the beginning of such year using any reasonable method selected by the Management Committee.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a) The initial Gross Asset Value for any asset (other than money) contributed by a Member to the Company shall be as determined by the Management Committee and the contributing Member;

(b) The Gross Asset Value of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Management Committee immediately prior to any Adjustment Date;

(c) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal its gross fair market value on the date of distribution;

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(d) The Gross Asset Value of the Company’s assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capita! Accounts pursuant to Regulations Section 1.704-l(b)(2)(iv)(m) and Section A2(g) of this Appendix 1; provided, however, that Gross Asset Value shall not be adjusted pursuant to this subsection (d) to the extent that an adjustment pursuant to subsection (b) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d); and

(e) If the Gross Asset Value of an asset has been determined or adjusted pursuant to subsection (a), (b) or (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account from time to time with respect to such asset for purposes of computing Profits and Losses.

“Member Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” under Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” has the same meaning as the term “partner nonrecourse debt minimum gain” under Regulations Section 1.704-2(i)(2) and shall be determined in accordance with Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Deductions” has the same meaning as the term “partner nonrecourse deductions” under Regulations Section 1.704-2(i)(l). The amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for each Fiscal Year of the Company equals the excess (if any) of the net increase (if any) in the amount of Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt during such Fiscal Year over the aggregate amount of any distributions during such Fiscal Year to the Member that bears the economic risk of loss for such Member Nonrecourse Debt to the extent that such distributions are from the proceeds of such Member Nonrecourse Debt which are allocable to an increase in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(2).

“Nonrecourse Debt” or “Nonrecourse Liability” has the same meaning as the term “nonrecourse liability” under Regulations Section 1.704-2(b)(3).

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(l). The amount of Nonrecourse Deductions for a Company Fiscal Year equals the excess (if any) of the net increase (if any) in the amount of Company Minimum Gain during that Fiscal Year over the aggregate amount of any distributions during that Fiscal Year of proceeds of a Nonrecourse Debt that are allocable to an increase in Company Minimum Gain, determined according to the provisions of Regulations Section 1.704-2(c).

“Profits” or “Losses” means, for each Fiscal Year or other period, the taxable income or taxable loss of the Company as determined under Code Section 703(a) (including in such taxable income or taxable loss all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1)) with the following adjustments:

(g) All items of gain or loss resulting from the sale of any company property shall be computed by reference to the Gross Asset Value of such property notwithstanding that the adjusted tax basis differs from its Gross Asset Value;

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(h) Any income of the Company that is exempt from federal income tax shall be added to such taxable income or loss;

(i) Any expenditures of the Company that are described in Code Section 705(a)(2)(B), or treated as such pursuant to Regulations Section 1.704-l(b)(2)(iv)(i), and that are not otherwise taken into account in the computation of Profits and Losses pursuant to this definition of “Profits” and “Losses” shall be deducted from such taxable income or loss;

(j) If the Gross Asset Value of any Company asset is adjusted pursuant to subsection (b) or (c) of the definition of “Gross Asset Value” set forth in this Appendix 1, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses unless such gain or loss is specially allocated pursuant to Section A2 of this Appendix 1;

(k) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in determining such taxable income or loss, there shall be deducted Depreciation, computed in accordance with the definition of such term in this Appendix 1, and

(l) Notwithstanding any of the foregoing provisions, any items that are specially allocated pursuant to Section A2 and A3 of this Appendix 1 shall not he taken into account in computing Profits or Losses.

A2. Special Allocations. The allocation of Profits and Losses for each Fiscal Year shall be subject to the following special allocations in the order set forth below:

(a) Company Minimum Gain Chargeback. if there is a net decrease in Company Minimum Gain for any Fiscal Year, each Member shall be specially allocated items of income and gain for such year (and, if necessary, for subsequent years) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain during such year, determined in accordance with Regulations Section 1.704-2(g)(2). Allocations pursuant to the preceding sentence shall be made among the Members in proportion to the respective amounts required to be allocated to each of them pursuant to such Regulation. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). Any special allocation of items of Company income and gain pursuant to this Section A2(a) shall be made before any other allocation of items under this Appendix 1. This Section A2(a) is intended to comply with the “minimum gain chargeback” requirement in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(b) Member Nonrecourse Debt Minimum Gain Chargeback. If there is a net decrease during a Fiscal Year in the Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt, then each Member with a share of the Member Nonrecourse Debt Minimum Gain attributable to such debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of income and gain for such year (and, if necessary, subsequent years) an amount equal to such Member’s share of the net decrease in the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section l.704-2(i)(4). Allocations pursuant to the preceding sentence shall be made among the Members in proportion to the respective amounts to be allocated to each of them pursuant to such Regulation. Any special allocation of items of income and gain pursuant to this Section A2(b) for a Fiscal Year shall be made before any other allocation of Company items under this Appendix 1. except only for special allocations required under Section A2(a) of this Appendix 1. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section A2(b) is intended to comply with the provisions of Regulations Section 1.704-20(i)(4) and shall be interpreted consistently therewith.

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(c) Qualified Income Offset. If any Member receives any adjustments, allocations, or distributions described in clauses (4), (5) or (6) of Regulations Section 1.704-l(b)(2)(ii)(d), items of income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate as quickly as possible, to the extent required by such Regulation, any deficit in such Member’s Adjusted Capital Account Balance, such balance to be determined after all other allocations provided for under this Appendix 1 have been tentatively made as if this Section A2(c) were not in this Agreement.

(d) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount (if any) such Member is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(l) and 1.704-2(i)(5), each such Member shall be specially allocated items of income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section A2(d) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Appendix 1 have been made as if Section A2(c) of this Appendix 1 and this Section A2(d) were not in the Agreement.

(e) Nonrecourse Deductions. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Members in accordance with their Percentage Interests.

(f) Member Nonrecourse Deductions. Member Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated, in accordance with Regulations Section 1.704-2(i)(l), to the Member or Members who bear the economic risk of loss for the Member Nonrecourse Debt to which such deductions are attributable.

(g) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset under Code Section 734(b) or 743(b) is required to be taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-l(b)(2)(iv)(m). the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

(h) Syndication Expenses. Any syndication expenses which must be deducted from each Member’s Capital Account in accordance with Regulations Section 1.704-l(b)(2)(iv)(i)(2) in the year paid shall be allocated pro rata to the Members based on their Percentage Interest. If Members are admitted to the Company on different dates, all syndication expenses shall be divided among the Members from time to time so that, to the extent possible, the cumulative syndication expenses allocated pursuant to this Section A2(h) with respect to each Unit is the same amount. In the event the Management Committee shall determine that such result is not likely to be achieved through future allocations of syndication expenses, the Management Committee may allocate a portion of Profits or Losses so as to achieve the same effect on the Capital Accounts of the Members, notwithstanding any other provision of this Agreement.

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A3. Curative Allocations. The allocations set forth in subsections (a) through (h) of Section A2 of this Appendix 1 (“Regulatory Allocations”) are intended to comply with certain requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding any other provisions of this Appendix 1 (other than the Regulatory Allocations and the next two (2) following sentences), the Regulatory Allocations shall be taken into account in allocating other Profits, Losses and items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other Profits, Losses and other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred. For purposes of applying the preceding sentence, Regulatory Allocations of Nonrecourse Deductions and Member Nonrecourse Deductions shall be offset by subsequent allocations of items of income and gain pursuant to this Section A3 only if (and to the extent) that: (a) the Management Committee reasonably determine that such Regulatory Allocations are not likely to be offset by subsequent allocations under Section A2(a) or Section A2(b) of this Appendix 1, and (b) there has been a net decrease in Company Minimum Gain (in the case of allocations to offset prior Nonrecourse Deductions) or a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt (in the case of allocations to offset prior Member Nonrecourse Deductions). The Management Committee shall apply the provisions of this Section A3, and shall divide the allocations hereunder among the Members, in such manner as will minimize the economic distortions upon the distributions to the Members that might otherwise result from the Regulatory Allocations.

A4. General Allocation Rules. For purposes of determining the Profits, Losses or any other items allocable to any period, Profits, Losses and any such other items shall be determined on a daily, monthly or other basis, as determined by the Management Committee using any method permissible under Code Section 706 and the Regulations thereunder.

For purposes of determining the Members’ proportionate shares of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), their respective interests in Member profits shall be in the same proportions as their Percentage Interests.

A5. Recharacterization of Fees or Distributions. In the event that a guaranteed payment to a Member is ultimately recharacterized (as the result of an audit of the Company’s return or otherwise) as a distribution for federal income tax purposes, and if such recharacterization has the effect of disallowing a deduction or reducing the adjusted basis of any asset of the Company, then an amount of Company gross income equal to such disallowance or reduction shall be allocated to the recipient of such payment. In the event that a distribution to a Member is ultimately recharacterized (as the result of an audit of the Company’s return or otherwise) as a guaranteed payment for federal income tax purposes, and if any such recharacterization gives rise to a deduction, such deduction shall be allocated to the recipient of the distribution.

A6. Recapture of Deductions and Credits. If any “recapture” of deductions or credits previously claimed by the Company is required under the Code upon the sale or other taxable disposition of any Company property, those recaptured deductions or credits shall, to the extent possible, be allocated to Members, pro rata in the same manner that the deductions and credits giving rise to the recapture items were allocated using the “first-in, first-out” method of accounting; provided, however, that this Section A6 shall only affect the characterization of income allocated among the Members for tax purposes.

A1. Unit Holders. For purposes of this Appendix 1, the reference to the term “Member” shall also mean “Unit Holder” as appropriate based upon the context.

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EXHIBIT A

SCHEDULE OF MEMBERS AND INITIAL CAPITAL CONTRIBUTIONS

Member	Initial Capital Contribution	Units	Percentage Interest

Arcadia Biosciences, Inc. 202 Cousteau Place Suite 200 Davis, California 95618 USA Facsimile: (530) 756-7027 Attn: Eric Rey, President & CEO	***	***	50%

Bioceres, Inc. c/o Bioceres S.A. Edificio INDEA, CCT-Rosario Ocampo 210bis Rosario, Pcia de Santa Fe AGENTINA Attn: Frederico Trucco, CEO	***	***	50%

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

WORK PLAN

(as amended from time to time)

1. 2012 HaHB4 Activities

Activity	Assigned to	Deliverable	Budget	Due date

[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1

2. 2012 NUE/WUE Activities

Activity	Assigned to	Deliverable	Budget	Due date

[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2

3. 2012 Tilling Activities

Activity	Assigned to	Deliverable	Budget	Due date

[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3

EXHIBIT C

JOINDER AGREEMENT

IN WITNESS WHEREOF, the undersigned hereby accepts and agrees as of [_____], 20[_] to become a member of Verdeca LLC, a Delaware limited liability company, and accepts and agrees as of such date to be bound by each and every provision contained in the Limited Liability Company Agreement of Verdeca LLC, as amended (the “Operating Agreement”).

[________]

By:
Name:
Its:

[________], 20[_]

A Supermajority in Interest of the Members (as such term is defined in the Operating Agreement) accepts the foregoing, and admits the above party as a member of Verdeca LLC effective as of [__________________], 20[___].

VERDECA LLC

BIOCERES, INC., a Delaware corporation, its Member

By:
Name:
Its:

ARCADIA BIOSCIENCES, INC., an Arizona corporation, its Member

By:
Name:
Its:

EXHIBIT D

OWNERSHIP OF INTELLECTUAL PROPERTY

Exhibit C

IP Outline

Summary of IP-Related Transfers and Licenses

Parties referenced in this Exhibit C:

Bioceres S.A. = Bioceres S.A., Argentinian corporation

LLC = Verdeca LLC, the LLC formed by Arcadia and Bioceres Inc.

Bioceres Inc. = Bioceres DE corporation, a subsidiary of Bioceres S.A.

Arcadia = Arcadia Biosciences Inc.

Defined Terms (solely applicable to this Exhibit C; provided that capitalized terms not defined in this Exhibit C shall have the meaning provided in the letter agreement to which this Exhibit C is attached (the “Letter Agreement”)):

Existing Modified Trait: A Modified Trait that is the subject of the Work Plan and related budget (as defined in the Operating Agreement).

Field: The research, development, production and commercialization of Soybean Varieties. For clarity, the Field shall exclude the research, development, production and commercialization of (i) Soybean Varieties having Modified Traits produced or generated other than by means of genetic modification or mutagenesis of Soybeans conducted by or on behalf of the LLC, (ii) Soybeans that do not have Modified Traits, and (iii) Soybeans that have only the Modified Traits licensed to Bioceres from a third party designated *** (which are the subject of activities being conducted by Bioceres as of the Effective Date), such exclusions in (i) through (iii) extending but not limited to currently existing germplasm owned or controlled by Bioceres.

Future Modified Trait: A Modified Trait that is not the subject of the Work Plan and related budget (as defined in the Operating Agreement).

Modified Trait: A biochemical, physiological or physical attribute or target phenotype of a plant (e.g., drought resistance, water stress tolerance, herbicide resistance), which attribute is produced or generated by means of genetic modification or mutagenesis of the relevant plant.

Services Agreement: An agreement between Bioceres S.A., the LLC, and Arcadia pursuant to which each Party provides services to support the activities of the LLC during the term of the LLC.

Soybean: Soybean or soya bean (Glycine max).

Soybean Varieties: Varieties of Soybeans having Modified Traits produced or generated by means of genetic modification or mutagenesis of Soybeans conducted by or on behalf of the LLC, including without limitation pursuant to the Services Agreement.

Territory: Worldwide.

Wheat: Wheat (Triticumspp.).

Wheat Varieties: All varieties, whether or not genetically modified, of Wheat.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Wheat Field: The research, development, production and commercialization of Wheat or Wheat Varieties.

License to LLC:

Pursuant to a license agreement, each of Bioceres S.A. and its affiliates, on the one hand, and Arcadia and its affiliates, on the other hand, will grant to the LLC a royalty-bearing license (or sublicense, as the case may be) in the Territory under all Intellectual Property rights that:

(i) claim or disclose claimable Existing Modified Traits useful in the Field, including without limitation methods and compositions useful to produce or generate Existing Modified Traits in Soybeans to produce Soybean Varieties; and

(ii) are owned or controlled by such Party or its affiliates as of the effective date of the LLC or, subject to the paragraph entitled “Third Party Technology” below, during the term of the Agreement (other than Intellectual Property rights licensed to such Party or its affiliates by the LLC as set forth below);

in each of (i) and (ii), to research, develop, make, use, sell, offer for sale and import Soybean Varieties that have Existing Modified Traits

(Intellectual Property rights that are described in (i) and (ii), the “Parties’ Existing Trait IP”).

Such license under the Parties’ Existing Trait IP will be exclusive as to the granting Party. For clarity, where such Party itself does not possess the right to grant exclusive rights to the LLC, such license would be nonexclusive, but the granting Party would not retain the right to practice such Intellectual Property rights within the scope of such license (subject to retention of rights to use such Existing Trait IP in the Field solely for research purposes), except to the extent a license is granted back to it by the LLC.

Additionally, pursuant to a license agreement, each of Bioceres S.A. and its affiliates, on the one hand, and Arcadia and its affiliates, on the other hand, would grant to the LLC a nonexclusive, royalty-bearing license (or sublicense, as the case may be) in the Territory under all Intellectual Property rights that:

(i) claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field in connection with Existing Modified Traits;

(ii) are owned or controlled by such Party or its affiliates as of the effective date or during the term of the Agreement (other than Intellectual Property rights licensed to such Party or its affiliates by the LLC as set forth below); and

(iii) are not included in the Parties’ Existing Trait IP;

in each of (i) through (iii), to research, develop, make, use, sell, offer for sale and import Soybean Varieties that have Existing Modified Traits.

(Intellectual Property rights that are described above, the “Parties’ General IP”).

The Parties’ Existing Trait IP and the Parties’ General IP shall be, collectively, the “Parties’ IP.”

The Parties have listed in Attachments A and B all patent rights existing as of the effective date of the LLC that are included in the Parties’ Existing Trait IP and will be subject to the foregoing licenses.

Additional Third Party Technology

Notwithstanding the foregoing license grants, the following principles shall apply with respect to any in-license or acquisition from a third party of Intellectual Property rights that claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field:

Third Party Technology: If the Parties’ IP currently existing includes Intellectual Property rights licensed to or acquired by a Party from a third party, or a Party obtains, after the formation of the LLC, a license or otherwise acquires rights to Intellectual Property owned or controlled by third parties that is reasonably necessary and useful in the Field in connection with Existing Modified Traits, and the granting of a license or sublicense under such Intellectual Property rights to the LLC, or the LLC’s practice of such Intellectual Property rights, as described above, would result in payment or other material obligations to a third party, then the Party owning or controlling rights to such Intellectual Property will so notify the LLC and offer the LLC the right to obtain a license or sublicense (to the extent possible) thereunder by including such rights in the Parties’ IP. No license or sublicense will be granted to the LLC under such third party Intellectual Property rights, and such Intellectual Property rights shall not be included in the Parties’ IP, unless and until the LLC agrees in writing to pay all amounts that become due to the relevant third party, on a pass-through basis, and to perform any material obligations to such third party, by reason of the granting of a license or sublicense under such Intellectual Property rights to, or the practice of such Intellectual Property rights by, the LLC in accordance with the licenses set forth above.

Negotiation For New Third Party Technology Relevant to the Field. Each Party shall retain the right to negotiate with third parties the terms of licenses to or acquisitions of Intellectual Property rights owned or controlled by third parties that claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field, including without limitation Intellectual Property rights covering Future Modified Traits; provided that such Party shall use commercially reasonable efforts to structure its agreements with such third parties with respect to such Intellectual Property rights so as to enable such Party to provide a right of first offer to the LLC with respect there to as described below.

LLC’s Right of First Offer to Third Party Technology Controlled by the Parties, and Other Future Modified Trait Technology, During the Term:

During the term of the LLC, each Party will grant to the LLC a right of first offer to obtain a license or sublicense under intellectual Property rights that are licensed to or acquired by such Party during the term of the LLC from third parties that claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field with respect to Existing Modified Traits (but not Future Modified Traits), whether or not also applicable to other fields of use outside the Field, to research, develop, make, use, sell, offer for sale and import Soybean Varieties having Existing Modified Traits. The relevant Party would notify the LLC if it obtains a license under or acquires any such third party Intellectual Property rights during the term of the LLC. In such case, the LLC will have the right to obtain a license or sublicense under such Intellectual Property rights within 60 days after receiving such notice by agreeing to the payment terms set forth above under “Third Party Technology” with respect there to.

During the term of the LLC, each Party will grant to the LLC a right of first offer to obtain a license under Intellectual Property rights that are created, owned, licensed to or acquired by such Party during the term of the LLC and that claim or disclose claimable materials, inventions or technology that is reasonably necessary and useful in the Field with respect to Future Modified Traits, whether or not also applicable to other fields of use outside the Field, to research, develop, make, use, sell, offer for sale and import Soybean Varieties having such Future Modified Traits. The relevant Party would notify the LLC if it creates, obtains a license under or acquires any such Intellectual Property rights during the term of the LLC. In such case, the LLC will have the right to negotiate with the relevant Party the terms pursuant to which the LLC would obtain a license or sublicense under such Intellectual Property rights within 60 days after receiving such notice. If the LLC and the relevant Party do not agree to the such terms within such 60 day period, the relevant Party shall be free to exploit such Intellectual Property outside the scope of the Transaction with no further obligation to the LLC or the other Party.

Ownership of New Inventions Developed by or on behalf of the LLC and/or Parties; Licenses Back:

All inventions arising in the course of the Parties’ (including the LLC’s) performance under the joint venture (“Inventions”), including without limitation those arising pursuant to the Services Agreements, and all Intellectual Property rights there in, will be owned and licensed among the Parties as follows:

Notwithstanding any determination of inventorship of a given Invention, Bioceres Inc. will own all Inventions constituting improvements to any of the inventions claimed in the patent rights set forth on Attachment A (“Bioceres-Owned Inventions”), and Intellectual Property rights there in; and Arcadia would own all Inventions constituting improvements to any of the inventions claimed in the patent rights set forth on Attachment B (“Arcadia-Owned Inventions”), and intellectual Property rights there in. Inventors of Bioceres-Owned Inventions or Arcadia-Owned Inventions who are employed or engaged by either Bioceres S.A., Bioceres Inc. or Arcadia will be obligated to assign their rights to such Inventions to the entity employing or engaging them as necessary to enable such entity to subsequently make any assignments necessary to effect the foregoing.

Ownership of all Inventions other than Bioceres-Owned Inventions or Arcadia-Owned Inventions, together with all Intellectual Property rights therein, will be jointly owned by Bioceres Inc. and Arcadia (“Joint New Inventions”), with the Management Committee assigning responsibility for filing prosecuting and maintaining patents there on to Bioceres S.A. or Arcadia, based on Bioceres S.A.’s and Arcadia’s pre-existing Intellectual Property rights, expertise in and contributions to the invention, and other relevant matters (including, but not limited to, equitable division of costs associated with the filing, prosecution, and maintenance of such patents). Inventors of such Inventions who are employed or engaged by either Bioceres S.A., Bioceres Inc. or Arcadia will be obligated to assign their rights to Joint New inventions to the entity employing or engaging them as necessary to enable such entity to subsequently make any assignments necessary to effect the foregoing.

The Joint New Inventions, Bioceres-Owned Inventions and Arcadia-Owned Inventions will be included in the Parties’ IP and subject to the license to the LLC set forth in the first section of this summary.

Bioceres S.A. and Arcadia will each grant to one another a co-exclusive, worldwide license, with the right to grant sublicenses only to Affiliates, under their respective rights in the Joint New Inventions, to develop, make, use, sell, offer for sale and import products in the Territory, other than (i) Soybean Varieties having Existing Modified Traits in the Territory, and (ii) Wheat or Wheat Varieties in North America and South America (note that the rights described in (i) will be granted to the LLC, and the inventions described in (ii) will be subject to a separate agreement under which Bioceres has exclusive rights in South America and Arcadia has exclusive rights in North America). Neither Bioceres S.A. nor Arcadia will have the right to grant licenses or sublicenses under Joint New Inventions to third parties without the permission of the other (such permission not to be unreasonably withheld), and Bioceres S.A. and Arcadia will have a duty of accounting to the other with respect to the exploitation of Joint New Inventions by third parties (but not with respect to the exploitation of Joint New Inventions by each of Bioceres S.A. and Arcadia or their respective Affiliates).

Bioceres S.A. will be granted a non-exclusive, royalty-freelicense, with the right to grant sublicenses only to its Affiliates, under the Arcadia-Owned inventions made in whole or in part by or on behalf of Bioceres S.A. or Bioceres Inc., for internal research purposes.

Arcadia will be granted a non-exclusive, royalty-free, license, with the right to grant sublicenses only to its Affiliates, under the Bioceres-Owned Inventions made in whole or in part by or on behalf of Arcadia, for internal research purposes.

Modification of Licenses Upon Dissolution or Material Breach of LLC:

Upon dissolution of the LLC for reasons other than material breach by a Party, the licenses granted to the LLC by each Party will terminate, and the other licenses granted to Bioceres S.A. or Arcadia set forth above will survive.

Additionally if a Party materially breaches certain obligations under the Operating Agreement, then the non-breaching Party shall have the right to dissolve the LLC as set forth in the Operating Agreement. In such case, the licenses granted to the LLC will terminate, the other licenses granted to Bioceres S.A. or Arcadia set forth above will survive and the following will apply:

The non-breaching Party will be granted a non-exclusive, royalty-bearing license, with the right to grant sublicenses, under each of

(i)     the Joint New Inventions, and

(ii)    Parties’ IP that is owned or controlled by the breaching Party (including without limitation any Bioceres-Owned Inventions, if Bioceres S.A. or Bioceres Inc. is the breaching Party, or any Arcadia-Owned Inventions, if Arcadia is the breaching Party), in each case to develop, make, use, sell, offer for sale and import Soybean Varieties in the Territory.

The Future Related Agreements governing the licenses and rights set forth in this Exhibit C will contain provisions that, upon dissolution of the LLC, the Party owning Intellectual Property rights that were licensed to the LLC during the term of the LLC will be obligated to pay to the other Party a commercially reasonable royalty on sales of Soybean Varieties that were the subject of the Work Plans for the LLC, to fairly recognize and reflect the contributions of the other Party to the LLC prior to such dissolution. While the specific provisions are yet to be negotiated by the Parties, the Parties agree that royalty provisions will reflect a fair division *** of the net revenues from sales of Soybean Varieties (with *** of net revenues already reserved to the Party/ies whose Intellectual Property is utilized within the Soybean Varieties sold). Such division may be made by: (i) correlating achievement of milestones under the Work Plan to a Party’s share of net revenues (e.g., *** for completing transformation activities *** for completing regulatory field trials, and the like); (ii) correlating a Party’s share of net revenues with annual performance under the Work Plan (e.g., satisfactory performance for 1 year earns *** 2 years earns *** 3 years earns maximum of *** or other similar structure); or (iii) any combination of the above or other agreed-upon approach that achieves the intent stated herein.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Materials

Each Party would document and transfer to the LLC and/or the other Party those materials in its possession that are necessary to enable the LLC and/or the other Party to perform its obligations under the relevant development plans. The receiving Party would be allowed to use such materials only for the purposes of performing under the Transaction, and to return or destroy (as directed by the providing Party) upon any dissolution of the LLC all remaining materials it received from the other Party, except that on dissolution each Party would have the right to retain such materials for use in practicing the licenses retained by such Party following such dissolution. Additionally, the physical embodiment of all materials created in the course of conducting the Business of the LLC will be owned jointly by the Parties but would not be used by either Party or its Affiliates, except in connection with the practice by such Party or its Affiliates of the licenses retained by such Party, without the other Party’s consent, not to be unreasonably withheld.

Attachment A

Bioceres Patent Rights

Docket Number	Country	Title	Appln No. Filing Date	Patent No. Issue Date	Claimed or Disclosed
2510.0020000	United States	C0X5C-1 GENE INTRON FOR INCREASING EXPRESSION LEVEL IN CASSETTES; PLANT CELLS AND TRANSGENIC PLANTS (AS AMENDED)	11/495,883 July 31, 2006	7,598,368 October 6, 2009	General Methods- expression cassette
2510.002AU00	Australia	AN ISOLATED DNA MOLECULE FOR ENHANCING GENE EXPRESSION OF A CODING SEQUENCE, FRAGMENT, GENETIC VARIANT, CASSETTE, VECTOR, CELL, PLANT, AND SEED CONTAINING SAID MOLECULE	2006203275 July 31, 2006		General Methods- expression cassette
2510.0030000	United States	DNA CONSTRUCTS THAT CONTAIN HELIANTHUS ANNUUS HAHB-10 GENE CODING SEQUENCE, METHOD FOR GENERATING PLANTS WITH A SHORTENED LIFE CYCLE AND A HIGH TOLERANCE TO HERBICIDAL COMPOUNDS AND TRANSGENIC PLANTS WITH THAT SEQUENCE	11/543,992 October 6, 2006	7,674,954 March 9, 2010	Traits- HaHB10 transgene- shorter life cycle
2510.0040000	United States	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	10/520,033 May 2, 2003	7,674,955 March 9, 2010	Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.0040001	United States	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	12/690,385 January 20, 2010		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette

2510.004AU00	Australia	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	2003237161 May 2, 2003	2003237161 April 14, 2011	Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004BR00	Brazil	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	PI 0318314-9 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004CN00	China P.R.	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	03826374.2 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaH84 promoter expression cassette
2510.004CN10	China P.R.	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	201010229130.4 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette

2510.004IN00	India	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	4567/DELNP/2005 May 2, 2003	239271 March 15, 2010	Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004IN10	India	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	4834/DELNP/2009 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004IN20	India	A METHOD OF PRODUCING A WATER STRESS TOLERANT TRANSGENIC PLANT	1282/DELNP/2010 May 2, 2003		Traits- HaHB4 transgene- drought resistanee and General Methods- HaHB4 promoter expression cassette
2S10.004MX00	Mexico	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	PA/a/2005/011774 May 2, 2003	293917 December 16, 2011	Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette
2510.004MX10	Mexico	TRANSCRIPTION FACTOR GENE INDUCED BY WATER DEFICIT CONDITIONS AND ABSCISIC ACID FROM HELIANTHUS ANNUUS, PROMOTER AND TRANSGENIC PLANTS	MX/a/2011/013893 May 2, 2003		Traits- HaHB4 transgene- drought resistance and General Methods- HaHB4 promoter expression cassette

2510.0090000	United States	MODIFIED HELIANTHUS ANNUS TRANSCRIPTION FACTOR THAT IMPROVES THE YIELD UNDER IRRIGATED OR WATER- DEFICIT CONDITIONS.	Traits- mod HaHB4 transgene)- drought resistance

Attachment B

Arcadia Patent Rights

Atty. Docket Number	Title	Country Code	Patent Number	Application Number	Application Date	Grant Date	Status
***	DROUGHT-RESISTANT PLANTS	AU		2006226863	***	***	***
***	DROUGHT-RESISTANT PLANTS	BR		PI0607732-3	***	***	***
***	DROUGHT-RESISTANT PLANTS	CA		2601605	***	***	***
***	DROUGHT-RESISTANT PLANTS	CN		200680009038.9	***	***	***
***	DROUGHT-RESISTANT PLANTS	EP		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	BE		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	ES		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	FR		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	DE		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	GB		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	HU		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	IT		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	NL		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	PL		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	RO		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	SE		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	TR		6739467.6	***	***	***
***	DROUGHT-RESISTANT PLANTS	ID		***	***	***	***
***	DROUGHT-RESISTANT PLANTS	IN		4024/KOLNP/2007	***	***	***
***	DROUGHT-RESISTANT PLANTS	MX		MX/a/2007/011612	***	***	***
***	DROUGHT-RESISTANT PLANTS	US		11/909262	***	***	***
***	DROUGHT-RESISTANT PLANTS	ZA		2007/07905	***	***	***
***	DROUGHT-RESISTANT PLANTS	AU			***	***	***
***	DROUGHT-RESISTANT PLANTS	EP			***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	PCT		PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	AU		PCT/US2010/025875	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	BR	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	CA	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	CN	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	EP	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	ID	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	IN	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	PH	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	TH	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	UA	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	US	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	VN	PCT/US2010/025875	***	***	***
***	HYDROPEROXIDE GENES AND TOLERANCE TO ABIOTIC STRESS IN PLANTS	ZA	PCT/US2010/025875	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	TISSUE-SPECIFIC EXPRESSION OF TARGET GENES IN PLANTS	AU	2823301	***	***	***
***	TISSUE-SPECIFIC EXPRESSION OF TARGET GENES IN PLANTS	BR	PI01079000	***	***	***
***	TISSUE-SPECIFIC EXPRESSION OF TARGET GENES IN PLANTS	CA	2398510	***	***	***
***	TISSUE-SPECIFIC EXPRESSION OF TARGET GENES IN PLANTS	EP	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	BE	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	DE	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	ES	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	FR	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	GB	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	IT	19468966	***	***	***
***	ROOT SPECIFIC AND STRESS INDUCED EXPRESSION OF TARGET GENES IN PLANTS	NL	19468966	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	US	08/599,968	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	CA	2169502	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	AU	1586897	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	GB	98178049	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	GB	233359	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	AU	2490601	***	***	***
***	PLANTS HAVING ENHANCED NITROGEN ASSIMILATION/METABOLISM	US	10/321,718	***	***	***
***	PLANTS WITH ENHANCED LEVELS OF NITROGEN UTILIZATION PROTEINS IN THEIR ROOT EPIDERMIS AND USES THEREOF	US	10/756,213	***	***	***
***	TRANSGENIC PLANTS EXPRESSING RECOMBINANT BARLEY ALANINE AMINOTRANSFERASE	US	12/848,034	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	US	11/644,453	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	us	12/501,101	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	AR	60105746	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	AU	2006331544	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	BR	PI06203159	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	CA		2633517	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	CN		2006800486973	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	EP		68479500	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	IN		2849KOLNP2008	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	MX	280445	***	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	VN		***	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	ZA	2008/4960	200804960	***	***	***
***	PROMOTER SEQUENCE OBTAINED FROM RICE AND METHODS OF USE	TH		***	***	***	***
***	SODIUM/PROTON ANTIPORTER GENE	US	6,861,574	09/888,035	***	***	***
***	SODIUM/PROTON ANTIPORTER GENE	AU	751977	1798500	***	***	***
***	SODIUM/PROTON ANTIPORTER GENE	CA	2369590	2369590	***	***	***
***	SODIUM/PROTON COUNTER TRANSPORTER GENE	CN	ZL998160687	998160687	***	***	***
***	SODIUM/PROTON COUNTER TRANSPORTER GENE	EP		999613227	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	SODIUM/PROTON COUNTER TRANSPORTER GENE	KR	440097	20017007836	***	***	***
***	SODIUM/PROTON ANTIPORTER GENE	US	7,326,827	10/944,174	***	***	***
***	GENETIC ENGINEERING SALT TOLERANCE IN CROP PLANTS	US	7,041,875	09/271,584	***	***	***
***	GENETIC ENGINEERING SALT TOLERANCE IN CROP PLANTS	CA	2323756	2323756	***	***	***
***	INCREASING SALT TOLERANCE IN PLANTS BY OVER EXPRESSION OF VACUOLAR CATION-PROTON ANTIPORTERS	US	6,936,750	10/155,535	***	***	***
***	HIGH SALT PLANTS AND USES FOR BIOREMEDIATION	US	7,442,852	10/620,061	***	***	***
***	GENETIC ENGINEERING SALT TOLERANCE IN CROP PLANTS	US	7,256,326	11/065,977	***	***	***
***	INCREASING SALT TOLERANCE IN PLANTS BY OVER EXPRESSION OF VACUOLAR NA*/H* TRANSPORTERS	US	7,244,878	11/067,558	***	***	***
***	INCREASING SALT TOLERANCE IN PLANTS BY OVER EXPRESSION OF VACUOLAR NA*/H* TRANSPORTERS	US	7,250,560	11/067,456	***	***	***
***	IMPROVED TRANSPORTERS AND THEIR USES	AU	2003248923	2003248923	***	***	***
***	IMPROVED TRANSPORTERS AND THEIR USES	CA		2492099	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	IMPROVED TRANSPORTERS AND THEIR USES	EP		3764428.3	***	***	***
***	IMPROVED TRANSPORTERS AND THEIR USES	US	7595190	10/520497	***	***	***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

HYPOTHETICAL EXAMPLE ILLUSTRATING OPERATION OF SECTION 3.3

Assumptions:

At the outset, the positive balance in BUSA’s and Arcadia’s Capital Accounts are equal.

The applicable Work Plan provides that BUSA will provide services worth $100 to the Company and Arcadia will provide services worth $150 to the Company during a fiscal year. All services provided by BUSA are designated as Contributed Services, and of the services provided by Arcadia, $125 worth arc designated as Contributed Services and $25 worth as Paid-For Services. Pursuant to a Paid-For Services Agreement between the Company and Arcadia, Arcadia is entitled to receive $25 in cash. BUSA contributes $25 in cash to the Company, which is then paid to Arcadia.

Results:

BUSA receives $25 of capital account credit for its capital contribution. Arcadia reports the $25 payment as a guaranteed payment. The $25 deduction relating to the payment is allocated to BUSA and reduces BUSA’s capital account by $25 (offsetting the capital contribution credit). As the foregoing results “equalize” BUSA’s and Arcadia’s Capital Accounts, other items of income and loss for the fiscal period, if any. would be expected to be allocated 50% to BUSA and 50% to Arcadia. If there are no other items that affect the Capital Accounts prior to liquidation, each of BUSA and Arcadia would be expected to receive 50% of the assets of the Company upon liquidation.

The Members acknowledge that, pursuant to this Agreement, the Work Plan and the Paid-For-Services Agreement, BUSA may have the ability to contribute $25 of property (other than cash) to the Company, which property would then be paid to Arcadia. If the Company’s basis in such contributed property is less than the fair market value of such property, then the results are the same as explained in the paragraph above except that any income or gain recognized by the Company as a result of the payment of such property to Arcadia shall be allocated to Bioceres solely for tax purposes pursuant to Section 7.2(b) of this Agreement.